     As filed with the Securities and Exchange Commission on
                      July 29, 1998     File Nos. 333-
                              811-00134

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                  _____________________________

                            FORM N-14

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.

         Post-Effective Amendment No.

                 ______________________________

           ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
       (Exact Name of Registrant as Specified in Charter)

         Area Code and Telephone Number:  (800) 221-5672

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

                 ______________________________

                      EDMUND P. BERGAN, JR.
             Alliance Capital Management Corporation
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York  10004

                 ______________________________

          Approximate Date of Proposed Public Offering:
           As soon as practicable after the effective
              date of this Registration Statement.

    It is proposed that this filing will become effective on August 28, 1998 pursuant to Rule 488 under the Securities Act of
1933.

                      CROSS REFERENCE SHEET

Item of Part A                     Location in
of Form N-14                       Prospectus
______________                     ___________

   1. ..............  Cross Reference Sheet; Front Cover Page.

   2. ..............  Back Cover Page.

   3. ..............  Fee Table; Synopsis; Risk Factors.

   4. ..............  Reasons for the Transactions; Information
                      About the Transactions.

   5. ..............  Management's Discussion of Performance of
                      Multi-Market Strategy; Comparison of
                      Investment Objectives and Policies; Certain
                      Comparative Information; Additional
                      Information About the Funds.

   6. ..............  Comparison of Investment Objectives and
                      Policies; Certain Comparative Information;
                      Additional Information About the Funds.

   7. ..............  Voting Information.

   8. ..............  Inapplicable.

   9. ..............  Inapplicable.


Item of Part B               Location in Statement
of Form N-14                 of Additional Information
______________               _________________________

  10................  Cover Page.

  11................  Cover Page.

  12................  Statement of Additional Information of
                      Alliance Multi-Market Strategy Trust, Inc.
                      ("Multi-Market Strategy") dated March 2,
                      1998; See Item 14 below.

  13................  Statements of Additional Information, each dated March 2, 1998, of Alliance World
                      Income Trust, Inc. ("World Income") and
                      Alliance Short-Term Multi-Market Trust,
                      Inc. ("Short-Term Multi-Market"); See
                      Item 14 below.

  14................  Report of Independent Auditors and
                      financial statements of Multi-Market
                      Strategy as of and for the fiscal year
                      ended October 31, 1997; unaudited financial statements of Multi-Market Strategy as of and for the six months ended April 30, 1998; Report of Independent Auditors and financial statements of World Income as of and for the fiscal year ended October 31, 1997; unaudited financial statements of World Income as of and for the six months ended April 30, 1998; Report of Independent Auditors and financial statements of Short-Term Multi-Market as of and for the fiscal year ended October 31, 1997; unaudited financial statements of Short-Term Multi-Market as of and for the six months ended April 30, 1998; unaudited pro forma combined financial information as of and for the twelve months ended June 30, 1998.

[LOGO OF ALLIANCE CAPITAL]
                              ALLIANCE WORLD INCOME TRUST, INC.
                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
________________________________________________________________
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 733-8481
________________________________________________________________
August [  ], 1998

To the Shareholders of

    Alliance World Income Trust, Inc. ("World Income") and
    Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term
Multi-Market"):

         The accompanying Notice of Special Meetings of Shareholders and Prospectus/Proxy Statement present to the shareholders of each of World Income and Short-Term Multi-Market a proposal, to be considered at the Special Meetings of Shareholders of World Income on October 12, 1998 and of Short-Term Multi-Market on October 12, 1998, for the assets of each of World Income and Short-Term Multi-Market to be acquired by Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy"), an open-end investment company also managed by Alliance Capital Management L.P. ("Alliance"). As the Prospectus/Proxy Statement is long and detailed, your Board of Directors thought it desirable to summarize the proposal that your fund's Directors are recommending for your approval.

         It is anticipated that the proposed transactions will result in substantial benefits to the shareholders of World Income and Short-Term Multi-Market in that they will enable them to acquire an investment in a fund with an investment objective that is similar and that has better historical performance than either World Income or Short-Term Multi-Market. The Boards of Directors of World Income and Short-Term Multi-Market have given full and careful consideration to the proposed acquisitions and have concluded that the acquisitions are in the best interests of the funds and their shareholders. The Boards urge the shareholders of each fund to approve the appropriate proposed transaction.

         If the acquisitions of the assets of World Income and Short-Term Multi-Market by Multi-Market Strategy are approved by the shareholders of the respective funds at the October 12, 1998 meetings, the acquisitions are expected to occur shortly thereafter. At that time, each shareholder of World Income will receive, in exchange for his or her shares of that fund, Class C shares of Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the total net asset value of the shareholder's shares of World Income. In the case of Short-Term Multi-Market, each shareholder will receive, in exchange for his or her Class A, Class B and Class C shares of that Fund, shares of the same class of Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the total net asset value of the shareholder's shares of Short-Term Multi-Market.

         Shareholders will not be assessed any sales charge or other fee in connection with the proposed acquisitions. No gain or loss will be recognized by shareholders of World Income or Short-Term Multi-Market as a result of the transfer of assets to Multi-Market Strategy and the subsequent distribution of shares of Multi-Market Strategy to shareholders in exchange for their shares of the respective fund. The closing of one acquisition is not contingent upon the closing of the other acquisition.

         We welcome your attendance at the Special Meetings of Shareholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.

                             Sincerely,

[LOGO OF ALLIANCE CAPITAL]

                              ALLIANCE WORLD INCOME TRUST, INC.
                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
____________________________________________________________
1345 Avenue of the Americas
New York, New York 10105
Toll Free (800) 733-8481
____________________________________________________________

           NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
            OF ALLIANCE WORLD INCOME TRUST, INC. AND
          ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
                        OCTOBER 12, 1998

To the Shareholders of

         Alliance World Income Trust, Inc. ("World Income") and
         Alliance Short-Term Multi-Market Trust, Inc. ("Short-
         Term Multi-Market"):


         Special Meetings of the Shareholders of World Income and Short-Term Multi-Market (individually, a "Fund" and collectively, the "Funds") will be held at 1345 Avenue of the Americas, 33rd
Floor, New York, New York 10105 on October 12, 1998 at [      ]
Eastern time (the "Meetings"), for the following purposes:

         1. To approve, as to each Fund, an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all the assets and all the liabilities of World Income and Short-Term Multi-Market, respectively, in exchange for shares of Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy"), the distribution of such shares to shareholders of the Funds in liquidation of the Funds and the subsequent dissolution of Short-Term Multi-Market and World Income; and

         2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

         The Boards of Directors of World Income and Short-Term Multi-Market have fixed the close of business on August 14, 1998 as the record date for determination of those shareholders entitled to notice of, and to vote at, the Meetings or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Boards of Directors of the Funds. Each shareholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                   By Order of the
                   Boards of Directors,

                   Edmund P. Bergan, Jr.
                     Secretary

New York, New York
August [  ], 1998


THE BOARDS OF DIRECTORS OF WORLD INCOME AND SHORT-TERM MULTI-
MARKET RECOMMEND APPROVAL OF THE RELEVANT AGREEMENT AND PLAN OF
REORGANIZATION AND LIQUIDATION

____________________________________________________________

                     YOUR VOTE IS IMPORTANT

         Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save any additional expense of further solicitation, please mail your proxy promptly.
____________________________________________________________

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                   PROSPECTUS/PROXY STATEMENT

                    ACQUISITION OF THE ASSETS
            OF ALLIANCE WORLD INCOME TRUST, INC. and
          ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

                  1345 Avenue of the Americas,
                    New York, New York 10105,
                         1-800-733-8481

                       __________________

                  BY AND IN EXCHANGE FOR SHARES
          OF ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

                  1345 Avenue of the Americas,
                    New York, New York 10105,
                         1-800-221-5672

                        August [  ], 1998

                       __________________


                          INTRODUCTION

         This Prospectus/Proxy Statement relates to the solicitation of separate shareholder approvals for the proposed transfer of all the assets and all the liabilities of Alliance World Income Trust, Inc. ("World Income") and Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") to Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") (individually, a "Fund" and collectively, the "Funds") in exchange for shares of Class A, Class B and Class C Common Stock of Multi-Market Strategy, in the case of Short-Term Multi-Market, and shares of Class C Common Stock of Multi-Market Strategy in the case of World Income. Following each exchange, Class A, Class B and Class C shares of Multi-Market Strategy will be distributed to the shareholders of Short-Term Multi-Market and Class C shares of Multi-Market Strategy will be distributed to shareholders of World Income in liquidation of World Income and Short-Term Multi-Market. As a result of the proposed transactions, (i) each holder of Short-Term Multi-Market Class A, Class B or Class C shares will receive that number of full and fractional shares of the corresponding class (i.e., Class A, Class B or Class C, as the case may be) of Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the net asset value of the holder's Class A, Class B or Class C shares of Short-Term Multi-Market; and
(ii) each holder of World Income shares of Common Stock will receive that number of full and fractional Class C shares of

Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the net asset value of the holder's World Income shares. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.

         It is anticipated that the proposed transactions will result in substantial benefits to the shareholders of World Income and Short-Term Multi-Market in that the transactions will enable them to acquire an investment in a fund with an investment objective that is similar and that has better historical performance than either World Income or Short-Term Multi-Market. Like the Class A shares of Short-Term Multi-Market, the Class A shares of Multi-Market Strategy are sold subject to an initial sales charge and, in some cases, a contingent deferred sales charge upon redemption. The Class B shares of Multi-Market Strategy and Short-Term Multi-Market are sold subject to a contingent deferred sales charge upon most redemptions within three years of purchase. The Class C shares of Multi-Market Strategy and Short-Term Multi-Market are sold without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. World Income has only one class of shares, with properties similar to those of Class C shares of Multi-Market Strategy, except that World Income offers its shares without any contingent deferred sales charge. The proposed transactions will be effected at net asset value without the imposition of any sales charges or other fees. Class B shares of Multi-Market Strategy distributed in a transaction will automatically convert to Class A shares of Multi-Market Strategy in accordance with the conversion schedule applicable at the time of the original purchase of the Class B shares surrendered in the transaction.
In addition, the contingent deferred sales charge schedule applicable to the original purchases of the Class A, Class B and Class C shares of Short-Term Multi-Market surrendered in the transaction would be applied to the shares of Multi-Market Strategy distributed.

         Because shareholders of World Income and Short-Term Multi-Market are being asked to approve transactions that will result in their receiving shares of Multi-Market Strategy, this Proxy Statement also serves as a Prospectus for Multi-Market Strategy. Multi-Market Strategy is a non-diversified open-end management investment company organized as a Maryland corporation. The investment objective of Multi-Market Strategy, which is similar to the investment objectives of World Income and Short-Term Multi-Market, is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. Multi-Market Strategy pursues its investment objective by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies.

         World Income and Short-Term Multi-Market intend to sell securities prior to the proposed acquisitions to the extent desirable from the perspective of Multi-Market Strategy's portfolio. Purchases of portfolio securities by each of World Income and Short-Term Multi-Market prior to the proposed acquisitions will be consistent with the investment objectives and policies of World Income or Short-Term Multi Market and of Multi-Market Strategy.


     THE BOARDS OF DIRECTORS OF WORLD INCOME AND SHORT-TERM
         MULTI-MARKET RECOMMEND APPROVAL OF THE RELEVANT
      AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Multi-Market Strategy that a prospective investor should know before returning the enclosed proxy card. The Prospectus of The Alliance Bond Funds dated March 2, 1998 (the "Bond Funds Prospectus"), which includes information concerning Multi-Market Strategy, World Income and Short-Term Multi-Market, may be obtained without charge by writing to Alliance Fund Services, Inc., the transfer agent of each of the Funds, at P.O. Box 1520, Secaucus, New Jersey 07096, or by calling the transfer agent toll-free at 1-800-221-5672. The information in the Bond Funds Prospectus pertaining to Multi-Market Strategy, World Income and Short-Term Multi-Market is incorporated herein by reference. A Statement of Additional Information dated August [ ], 1998 (the "Supplementary Information"), which contains Statements of Additional Information of Multi-Market Strategy, World Income and Short-Term Multi-Market, each dated March 2, 1998, has been filed with the Securities and Exchange Commission (the "Commission") as part of the Supplementary Information and is incorporated by reference herein. Copies of the Supplementary Information may be obtained without charge.

         [For bottom of cover page: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.]

                            FEE TABLE

         The tables below set forth information with respect to shares of Multi-Market Strategy, World Income and Short-Term Multi-Market and pro forma information for shares of Multi-Market Strategy after giving effect to the proposed transactions. The tables were prepared by Alliance Capital Management L.P. ("Alliance"), the investment adviser to the Funds, based on the net asset, fee and expense levels of the Funds as of June 30, 1998. Because certain of the expenses of Multi-Market Strategy are relatively fixed, the percentage amounts of "Other Expenses" and "Total Fund Operating Expenses" for Multi-Market Strategy following the transactions would be greater than those shown below to the extent its assets were less than those shown under "Information About the Transactions - Capitalization" below.

                                                                                 Shares of
                                                                                 Pro Forma
                                                                                 Combined Fund
                                            Shares of                            (Multi-Market
                                            Multi-      Shares of  Shares of     Strategy Following
                                            Market      World      Short-Term    Either One or Both
                                            Strategy    Income     Multi-Market  of the Transactions)

  Shareholder Transaction Expenses
  Maximum sales charge imposed on purchases
  (as a percentage of offering price)
    Class A................................ 4.25%(a)    ...           4.25%(a)       4.25%(a)
    Class B and Class C.................... None        ...           None           None
    Common Stock...........................             None

  Sales charge imposed on
    dividend reinvestment.................. None        None          None           None

  Deferred sales charge (as
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower)
    Class A................................ None(a)     ...           None(a)        None(a)
    Class B................................ 3.0%        ...           3.0%           3.0%
                                            during the                during the     during the
                                            first year,               first year,    first year,
                                            decreasing                decreasing     decreasing
                                            1.0%                      1.0%           1.0
                                            annually to               annually to    annually to
                                            0% after                  0% after       0% after
                                            the third                 the third      the third
                                            year (b)                  year (b)       year (b)


                                4




    Class C................................ 1.0% during ...           1.0% during    1.0% during
                                            the first                 the first      the first
                                            year, 0%                  year, 0%       year, 0%
                                            thereafter                thereafter     thereafter
    Common Stock...........................             None

    Redemption fees (as percentage of
      amount redeemed)..................... None        None          None           None

    Exchange Fee........................... None        None          None           None

                                                                          Pro Forma Combined Fund
                                                                     (Multi-Market Strategy Following
                                             Actual                         Transactions With)
                                                                                           World
                                 Multi-                                                    Income and
                                 Market     World    Short-Term    World    Short-Term     Short Term
                                 Strategy   Income   Multi-Market  Income   Multi-Market   Multi-Market
Annual Fund Operating Expenses

  Management Fees
    Class A................      .60%                 .55%          .60%     .60%           .60%
    Class B................      .60%                 .55%          .60%     .60%           .60%
    Class C................      .60%                 .55%          .60%     .60%           .60%
                                            .65%(c)

  12b-1 Fees
    Class A................       .30%                .30%          .30%     .30%           .30%
    Class B................      1.00%               1.00%         1.00%    1.00%          1.00%
    Class C................      1.00%               1.00%         1.00%    1.00%          1.00%
                                            .90%(c)

  Other Expenses(d)
    Class A................      .77%                .50%          .68%      .44%           .44%
    Class B................      .77%                .50%          .68%      .44%           .44%
    Class C................      .77%                .50%          .68%      .44%           .44%
                                            2.11%

  Total Fund Operating Expenses
    Class A................      1.67%               1.35%         1.58%    1.34%          1.34%
    Class B................      2.37%               2.05%         2.28%    2.04%          2.04%
    Class C................      2.37%               2.05%         2.28%    2.04%          2.04%
                                            3.66%

(a) Purchases of Class A shares of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions made within one year of purchase. See "Purchase and Sale of Shares - How to Buy Shares" in the Bond Funds Prospectus.

(b) Class B shares automatically convert to Class A shares after six years. Class B shares of Multi-Market Strategy distributed in the Transaction will automatically convert to Class A shares six years following the respective dates of the original purchases of the Class B shares of each Fund exchanged in the Transactions.

(c) As stated in the "Synopsis" below, Alliance has agreed to waive certain fees otherwise payable by World Income. For the fiscal year ended October 31, 1997, World Income paid management fees of .49% and Rule 12b-1 fees of .68%.

(d) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance. The expenses shown do not reflect the application of credits that reduce Fund expenses.

EXAMPLES

         The Examples below show the cumulative expenses attributable to a $1,000 investment in shares of Multi-
Market Strategy, shares of World Income, shares of Short-
Term Multi-Market and shares of the pro forma combined fund for the periods specified.

                                     1 year       3 years    5 years 10 years

Multi-Market Strategy
(Actual)
 Class A......................       $59           $93       $129     $232
 Class B(a)...................       $54           $84       $127     $237
 Class B(b)...................       $24           $74       $127     $237
 Class C(a)...................       $34           $74       $127     $271
 Class C(b)...................       $24           $74       $127     $271

Short-Term Multi-Market
(Actual)
    Class A....................       $56           $83       $113     $198
    Class B(a).................       $51           $74       $110     $204
    Class B(b).................       $21           $64       $110     $204
    Class C(a).................       $31           $64       $110     $238
    Class C(b).................       $21           $64       $110     $238

World Income (Actual)..........       $33           $101      $171     $358

Pro Forma Combined Fund
(Multi-Market Strategy
Following Transaction
With World Income)
  Class A......................       $58           $90         $125   $222
  Class B(a)...................       $53           $81         $122   $228
  Class B(b)...................       $23           $71         $122   $228
  Class C(a)...................       $33           $71         $122   $262
  Class C(b)...................       $23           $71         $122   $262

Pro Forma Combined Fund
(Multi-Market Strategy
Following Transaction
With Short-Term Multi-Market)
  Class A......................       $56           $83         $113   $197
  Class B(a)...................       $51           $74         $110   $202
  Class B(b)...................       $21           $64         $110   $202
  Class C(a)...................       $31           $64         $110   $237
  Class C(b)...................       $21           $64         $110   $237

Pro Forma Combined Fund
(Multi-Market Strategy
Following Both Transactions)
  Class A......................       $56           $83      $113      $197
  Class B(a)...................       $51           $74      $110      $202
  Class B(b)...................       $21           $64      $110      $202
  Class C(a)...................       $31           $64      $110      $237
  Class C(b)...................       $21           $64      $110      $237
_____________________________________
(a) Assumes redemption at end of period and, with respect to shares held ten years, conversion of Class B shares to Class A shares after six years.

(b) Assumes no redemption at end of period and, with respect to shares held ten years, conversion of Class B shares to Class A shares after six years.

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term holders of shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Examples above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES ARE NOT TO BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Except as noted in the Examples, the cumulative expenses attributable to the hypothetical investment are the same whether or not redemption at the end of the respective periods is assumed.


                            SYNOPSIS

         This synopsis is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Bond Funds Prospectus, and the form of Agreement and Plan of Reorganization and Liquidation attached hereto as Exhibit A.

         Proposed Transactions. At regular meetings held on July 15, 1998, each of the Boards of Directors of World Income and Short-Term Multi-Market, including the Directors who are not "interested persons" of each Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), approved an Agreement and Plan of Reorganization and Liquidation (individually, a "Plan", and collectively, the "Plans") between the relevant Fund and Multi-Market Strategy providing for the transfer of all the assets of the relevant Fund to Multi-Market Strategy and the assumption by Multi-Market Strategy of all the liabilities of the relevant Fund in exchange for Class A, Class B and Class C shares of Multi-Market Strategy in the case of Short-Term Multi-Market and Class C shares in the case of World Income, and the distribution of such shares to shareholders of the relevant Fund in liquidation of the Fund (individually a "Transaction" and collectively, the "Transactions").

         As a result of each Transaction, each holder of Class A, Class B or Class C shares of Short-Term Multi-Market will receive that number of full and fractional Class A, Class B or Class C shares of Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the net asset value of such holder's Class A, Class B or Class C shares of Short-Term Multi-Market, while holders of shares of World Income will receive that number of full and fractional Class C shares of Multi-Market Strategy equal in net asset value at the close of business on the date of the exchange to the net asset value of such holder's shares of World Income. Each Transaction will be effected at net asset value without the imposition of any sales charges or other fees.

         The Boards of Directors of World Income and Short-Term Multi-Market have determined that the interests of existing shareholders of World Income and Short-Term Multi-Market, respectively, would not be diluted as a result of the relevant Transaction, concluded that the relevant Transaction would be in the best interests of such Fund and its shareholders and recommend approval of the relevant Transaction. Approval of the relevant Plan will require the affirmative vote of the holders of a majority of the outstanding shares of each Fund. Shareholder approval of one Transaction is independent of shareholder approval of the other Transaction and the closing of one Transaction is not contingent upon the closing of the other Transaction. The expenses incurred in connection with the Transactions, other than the expenses incurred by World Income and Short-Term Multi-Market through the time of the closing of the Transactions as a result of portfolio realignment to be made in anticipation of the Transactions, will be borne by Alliance.

         With respect to each Fund, the Transaction is expected to occur shortly following shareholder approval thereof.
However, each Plan may be terminated at any time prior to the closing of the Transaction by either party thereto, whether or not shareholder approval has been obtained, if the conditions precedent to the obligations of either party under the Plan have not been satisfied or if the Directors of World Income or Short-Term Multi-Market, or of Multi-Market Strategy, as the case may be, determine that proceeding with the Transaction would not be
in the best interests of that Fund's shareholders.   As each Plan
is separate from the other, termination of one Plan would not automatically result in the termination of the other Plan.

Unless the parties agree in writing, the Plans will terminate, without liability to any party, as of the close of business on October 31, 1999 if the closing of the Transactions is not held on or prior to such date.

         Prior to the Transactions, World Income and Short-Term
Multi-Market intend to sell portfolio securities to the extent desirable from the perspective of the portfolio of Multi-Market
Strategy.

         Tax Consequences of the Transactions. No gain or loss will be recognized by Multi-Market Strategy or the shareholders of World Income or Short-Term Multi-Market as a result of the Transactions. The aggregate tax basis of the shares of each class of Multi-Market Strategy received by a shareholder of either Fund will be the same as the aggregate tax basis of the shareholder's shares of the corresponding class of Short-Term Multi-Market or the shares of World Income. The holding period of the shares of each class of Multi-Market Strategy received by a shareholder of either Fund will include the holding period of the shares of the corresponding class of World Income or Short-Term Multi-Market held by the shareholder, provided that such shares are held as capital assets by the shareholder of World Income or Short-Term Multi-Market at the time of the Transactions. The holding period and tax basis of each asset of a Fund in the hands of Multi-Market Strategy as a result of the Transactions will be the same as the holding period and tax basis of each such asset in the hands of the Fund prior to the Transactions. The foregoing tax information is based on the
advice of [               ].  It is a condition to the closing of
each Transaction that such advice be confirmed in a written opinion of the appropriate form. An opinion of counsel is not binding on the Internal Revenue Service. See "Information about the Transaction - Federal Income Tax Consequences of the Transactions" below.

         Investment Objectives and Policies. The investment objectives of Multi-Market Strategy, World Income and Short-Term Multi-Market are similar in that each Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities denominated in the U.S. Dollar and selected foreign currencies. However, each Fund invests in slightly different types of securities. Multi-Market Strategy seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. World Income seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year. Short-Term Multi-Market seeks the highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years. World Income and Short-Term Multi-Market each maintains at least 35% and 25%, respectively, of its net assets in U.S. Dollar denominated securities, while Multi-Market Strategy normally maintains at least 70% of its assets in debt securities denominated in foreign currencies.

         The investment policies of Multi-Market Strategy differ from those of the other two Funds; these policies are discussed in detail below under "Comparison of Investment Objectives and Policies."

         Comparative Investment Performance Data. Set forth below for the periods indicated is certain investment performance data for the indicated classes of shares of the Funds.

                  Average Annual Total Returns
              Multi-Market Strategy Class C Shares
           and World Income Shares at Net Asset Value
                   Periods Ended June 30, 1998

                Year to Date      One     Three    Five
               (unannualized)     Year    Years    Years
Multi-Market
  Strategy         2.99%          6.15%   10.40%   3.49%
World Income       2.01%         4.22%    5.15%    2.14%

                  Average Annual Total Returns
                Class A Shares at Net Asset Value
                   Periods Ended June 30, 1998

                Year to Date      One     Three    Five
               (unannualized)     Year    Years    Years
Multi-Market
  Strategy           3.46%        7.08%   11.31%    4.29%
Short-Term
  Multi-Market       2.88%        5.71%    9.18%    3.92%

INVESTORS ARE CAUTIONED THAT PAST PERFORMANCE IS NOT INDICATIVE
OF FUTURE RESULTS.

         Advisory and Distribution Fees. Under an investment advisory agreement with Alliance, Multi-Market Strategy pays monthly to Alliance a fee at the annualized rate of .60 of 1% of the average daily adjusted total assets (i.e., the average daily value of the Fund's total assets, minus the sum of the Fund's accrued liabilities (other than the principal amount of money borrowed)). Under an investment advisory agreement with Alliance, World Income pays monthly to Alliance a fee at the annualized rate of .65 of 1% of the average daily net assets of

World Income.  Since [        ], Alliance has waived a portion of
the advisory fees otherwise payable by World Income. Under this arrangement, since that date World Income has paid an advisory fee equal to .49 of 1% of its average daily net assets. Under an investment advisory agreement with Alliance, Short-Term Multi-Market pays monthly to Alliance a fee at the annualized rate of
 .55 of 1% of the average daily value of the net assets of Short-Term Multi-Market.

         Multi-Market Strategy has entered into a Distribution Services Agreement that incorporates a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 plan") with Alliance Fund Distributors, Inc. ("AFD"). AFD is the principal underwriter of shares of Multi-Market Strategy and an indirect wholly-owned subsidiary of Alliance. Pursuant to its Rule 12b-1 plan, Multi-Market Strategy pays AFD a distribution services fee at an annual rate that may not exceed, on an annualized basis, .30 of 1% of the aggregate average daily net assets of Multi-Market Strategy attributable to Class A shares and 1.00% of the aggregate average daily net assets of Multi-Market Strategy attributable to each of the Class B and Class C shares for distribution services. Each of World Income and Short-Term Multi-Market has also entered into a Distribution Services Agreement that incorporates a Rule 12b-1 plan with AFD, each Fund's principal underwriter. Pursuant to its Rule 12b-1 plan, World Income pays AFD a distribution services fee at an annual rate that may not exceed, on an annualized basis, .90 of 1% of the Fund's aggregate average daily net assets. Under a
voluntary fee waiver arrangement, since [          ] World Income
has paid a distribution services fee at the annualized rate of
 .68 of 1% of its aggregate average daily net assets. Short-Term Multi-Market pays to AFD a Rule 12b-1 distribution services fee at an annual rate that may not exceed, on an annualized basis,
 .30 of 1% of that Fund's aggregate average daily net assets attributable to Class A shares and 1.00% of the aggregate average daily net assets of that Fund attributable to each of the Class B and Class C shares for distribution services. Each Rule 12b-1 plan provides that a portion of the distribution services fee in an amount not to exceed .25 of 1% of the aggregate average daily net assets of that Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

         Alliance Fund Services, Inc., an affiliate of Alliance, provides transfer agency and shareholder services to the Funds.

         Dividends and Distributions. The dividend and distribution policies of Multi-Market Strategy, World Income and Short-Term Multi-Market are the same. It is the intention of each Fund to distribute each fiscal year all of its net investment income and net realized capital gains, if any, for such year.

         There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions of Multi-Market Strategy, World Income and Short-Term Multi-Market. Each Fund permits its shareholders to make an election to receive dividends and distributions in cash or in full and fractional shares of that Fund.

         Purchase Procedures and Exchange Privileges. The purchase procedures and exchange privileges of each Fund are the same, except for limitations on World Income due to the Fund having only one class of shares with properties similar to those of Class C Shares of Multi-Market Strategy, except that World Income offers it shares without any contingent deferred sales charge. Under a multiple pricing structure, each of Multi-Market Strategy and Short-Term Multi-Market offers investors the choice of purchasing its shares subject to a front-end sales charge, as Class A shares, a contingent deferred sales charge, as Class B shares, without any initial or contingent deferred sales charge, as long as the shares are held for one year or more, as Class C shares. The respective sales charges on the Class A, Class B and Class C shares of Multi-Market Strategy and Short-Term Multi-Market are identical. No sales charges or other fees will be assessed to shareholders of World Income or Short-Term Multi-Market in connection with either Transaction. Multi-Market Strategy and Short-Term Multi-Market offer identical programs whereby the sales charge on Class A shares of a Fund may be eliminated or reduced.

         As indicated above, Class B shares of Multi-Market Strategy and Short-Term Multi-Market are subject to a contingent deferred sales charge imposed on most redemptions made within three years of purchase. Class B shares convert into Class A shares six years after purchase. Class B shares of Multi-Market Strategy distributed in a Transaction will automatically convert to Class A shares of Multi-Market Strategy in accordance with the conversion schedule applicable at time of the original purchase of the Class B shares surrendered in the Transaction.

         The minimum initial investment in Multi-Market Strategy and in Short-Term Multi-Market is $250 and the minimum for subsequent investments is $50, except in certain instances as described in the Bond Funds Prospectus. The minimum initial investment in World Income is $10,000 and the minimum for subsequent investments is $1,000. See "Purchase and Sale of Shares - How to Buy Shares" in the Bond Funds Prospectus.

         Shares of Multi-Market Strategy and Short-Term Multi-Market may be exchanged for shares of the same class, and shares of World Income may be exchanged for Class A shares, of certain other open-end investment companies managed by Alliance, including AFD Exchange Reserves, a money market fund managed by Alliance. Class C shares of Multi-Market Strategy incur higher distribution fees than Class A shares and are exchangeable for Class C shares of certain other open-end investment companies managed by Alliance. Such shares have higher expenses than the Class A shares that World Income shareholders may currently acquire through exchanges. See "Purchase and Sale of Shares - How to Exchange Shares" in the Bond Funds Prospectus. Exchanges of shares are made at the relative net asset values next determined, without sales or service charges. Under World Income's exchange privilege, shareholders intending to acquire shares of Multi-Market Strategy might consider it advantageous to exchange their shares of World Income in a taxable transaction for Class A shares of Multi-Market Strategy rather than to obtain Class C shares of Multi-Market Strategy in the Transaction, which will be a non-taxable transaction.

         Redemption Procedures. The redemption procedures of each Fund are the same. Shares of each Fund may be redeemed, either directly or through a broker-dealer, bank or other financial intermediary, on any day the New York Stock Exchange is open for trading. Shares are redeemed at net asset value next calculated after a Fund receives a redemption request in proper form, subject to any applicable contingent deferred sales charges. Proceeds of a redemption generally are sent within seven days. See "Purchase and Sale of Shares - How to Sell Shares" in the Bond Funds Prospectus.


                          RISK FACTORS

         The principal risk factors of investing in Multi-Market Strategy, World Income and Short-Term Multi-Market are substantially similar. The price of the shares of each Fund will fluctuate as the daily prices of the individual securities in which they invest fluctuate. All three Funds are subject to similar risks due to similarities of their investment objectives, policies and practices. All three Funds are subject to the risk, associated with investment in fixed income securities, that during periods of rising interest rates the values of such securities will generally decline, while during periods of falling interest rates the values of such securities will generally rise. Changes in interest rates generally have a greater effect on fixed-income securities with longer maturities than those with shorter maturities. Each Fund has a limit as to how long the remaining maturities of the securities in its portfolio may be (Multi-Market Strategy, five years, Short-Term Multi-Market, three years and World Income, one year).

         If the Funds choose to borrow they will be subject to the risks of leverage, which increases the volatility of the net asset value of each Fund's shares of Common Stock. Multi-Market Strategy may borrow to repurchase its shares or to meet redemption requests and may borrow for temporary purposes (including the first two purposes in this sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% "asset average" limit. Multi-Market Strategy may also borrow through the use of reverse repurchase agreements.

         All three Funds, due to their policies of allowing concentration of investment in the banking industry, have greater exposure to the risks that are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory development related to the banking industry. In addition, each of the Funds may invest in foreign securities and they are, therefore, subject to the same general risks associated with international investing. These risks include: risks related to adverse currency fluctuations, potential political and economic instability of certain countries, limited liquidity and greater volatility of prices as compared to U.S. securities, investment and repatriation restrictions, and foreign taxation. As World Income and Short-Term Multi-Market each must maintain a minimum level of U.S. securities in its portfolios, and Multi-Market Strategy does not, Multi-Market Strategy may have higher levels of risk from holding a high percentage of foreign securities than the other two Funds.

         In addition, all three Funds are non-diversified investment companies. As a result, each Fund may invest a higher percentage of its assets in a more limited number of issuers than diversified investment companies and is subject to certain additional risks not typically associated with funds that have more diversified portfolios.

                  REASONS FOR THE TRANSACTIONS

         At regular meetings of the Boards of Directors of World Income and Short-Term Multi-Market held on July 15, 1998, Alliance recommended that the Directors approve and recommend to the shareholders for their approval a combination of those Funds with Multi-Market Strategy by means of tax-free acquisitions of the assets and assumptions of the liabilities of those Funds by Multi-Market Strategy in exchange for shares of Multi-Market Strategy, which shares would then be distributed to the shareholders of World Income and Short-Term Multi-Market in liquidation of those Funds. After careful consideration, the Boards of Directors accepted Alliance's recommendations, concluded that the relevant Transaction and Plan would be in the best interests of the relevant Fund and its shareholders and recommended that the shareholders of the Fund approve the proposed Transaction.

         Alliance made its recommendations to the Directors in the context of a general discussion of the tremendous growth of the Alliance Mutual Funds in recent years. This growth has been accompanied by an expansion and diversification of Alliance's mutual fund product line. As the number and types of funds sponsored by Alliance have increased, it has become increasingly important that Alliance and AFD continually review the mutual fund product line to ensure that funds, to the extent they have similar investment objectives and/or policies, do not compete with each other for assets. After considerable study, Alliance and AFD concluded that Multi-Market Strategy, World Income and Short-Term Multi-Market are no longer sufficiently distinguishable from a retail marketing perspective to warrant their continued operation as separate investment vehicles.

         Although from a retail sales standpoint equity-oriented mutual funds have dominated mutual fund sales in recent years, Alliance believes that among general multi-market funds investing in high-quality debt, Multi-Market Strategy is more likely to succeed in the current market environment than are World Income and Short-Term Multi-Market. In formulating its recommendations to the Boards of Directors, following careful consideration Alliance proposed the acquisition of all of the assets and liabilities of each of World Income and Short-Term Multi-Market by Multi-Market Strategy, which, Alliance noted, has historically had a better performance record than either World Income or Short-Term Multi-Market. Alliance stated that this superior performance has been achieved primarily because of Multi-Market Strategy's less restrictive investment policies. Alliance also noted the investment objectives and policies of the Funds and that there is a substantial degree of similarity between portions of the investment portfolios of Multi-Market Strategy and each of World Income and Short-Term Multi-Market.

         In reaching their decisions to recommend shareholder approval of the respective Transactions, the Boards of Directors considered the foregoing and a number of other factors.

         The Directors of World Income reviewed the expense ratios of Multi-Market Strategy and World Income annualized as of May 31, 1998, which, even after fee waivers applicable to World Income totaling .38% annualized, were lower for Class C shares of Multi-Market Strategy than for shares of World Income. The Directors also reviewed a summary of preliminary pro forma operating expenses annualized as of May 31, 1998 of the Class C shares of the combined entity resulting from the Transactions. That summary indicated that, at asset levels on May 31, 1998 and relative to the then current expense ratio of 3.25% for World Income shares, the acquisitions would result in projected expense ratio reductions to a holder of shares of World Income of .92% annualized if only the Transaction involving World Income is consummated and 1.18% annualized if both Transactions are consummated. In addition, the Directors considered certain comparative investment performance data concerning Multi-Market Strategy and World Income. (For information concerning the performance of World Income and the Class C shares of Multi-Market Strategy, see the "Synopsis" above. Certain additional information concerning the performance of Multi-Market Strategy is set forth below under "Management's Discussion of Performance of Multi-Market Strategy.")

         The Directors of Short-Term Multi-Market reviewed the expense ratios of Multi-Market Strategy and Short-Term Multi-Market annualized as of May 31, 1998, which were lower for Short-Term Multi-Market than for Multi-Market Strategy. The Directors also reviewed a summary of preliminary pro forma operating expenses for the twelve months ended May 31, 1998 of the Class A shares of the combined entity resulting from the Transactions. That summary indicated that, at current asset levels and regardless of whether the Transaction involving World Income is consummated, an acquisition by Multi-Market Strategy would result in a projected expense ratio increase of .02%, to 1.37% annualized, for holders of Class A shares of Short-Term Multi-Market. Alliance indicated that Class B and Class C shareholders would experience similar expense ratio increases from consummation of the acquisitions. The increases would result from the .05% higher rate of advisory fee payable to Alliance by Multi-Market Strategy than by Short-Term Multi-Market and the .03% decrease in total other expenses reflected in the pro forma operating expense summary.

         The Directors considered certain comparative investment performance data concerning Multi-Market Strategy and Short-Term Multi-Market. In this regard, Alliance expressed its view that the higher rate of advisory fee and overall expenses would be appropriate in light of Multi-Market Strategy's historically better performance than that of Short-Term Multi-Market. (Certain comparative investment performance information concerning the Class A shares of Multi-Market Strategy and Short-Term Multi-Market is set forth above in the "Synopsis" and certain additional performance information concerning Multi-Market Strategy is set forth in the next section of this Prospectus/Proxy Statement, "Management's Discussion of Performance of Multi-Market Strategy.") Alliance stated that Multi-Market Strategy's superior performance has been achieved primarily because of its less restrictive investment policies and that, consequently, there is a reasonable expectation that the superior performance would continue. Alliance noted that Multi-Market Strategy's more flexible investment policies make it more difficult to manage than Short-Term Multi-Market in that the management process involves greater research and utilizes more portfolio management personnel and other resources. Alliance noted further, based on data supplied by Lipper Analytical Services, Inc., that Multi-Market Strategy's advisory fee rate of .60% is exactly at the median advisory fee rate for so-called "short world multi-market income funds."

         The Board of Directors reviewed the asset levels of the Funds. At its largest in 1992, Multi-Market Strategy had total assets of $1.2 billion, whereas as of May 31, 1998 its total net assets stood at $110 million. There have been net redemptions for four of the last five years and modest net sales in 1997 continuing into 1998. At its largest, in November 1991, World Income had total assets of $1.1 billion, whereas as of May 31, 1998 its total net assets were $18 million. There have been net redemptions for five out of the last six years and in 1997 World Income's asset growth was roughly flat. At its largest in 1992, Short-Term Multi-Market had assets of $6.4 billion, whereas as of May 31, 1998 its total net assets were $466 million. There have been net redemptions for four of the last five calendar years and in 1997 its asset growth was roughly flat.

         The Board of Directors of World Income also considered that a combination of the assets of World Income and Multi-Market Strategy was projected to result in economies of scale that could benefit shareholders of World
Income by spreading the fixed expenses of the combined fund over a larger asset base, thereby reducing the combined fund's expense ratio.

         The Boards of Directors also considered, among other things: (i) the form of the relevant Plan and the terms and conditions of the relevant Transaction;
(ii) whether the relevant Transaction would result in the dilution of shareholders' interests; (iii) the investment objectives, policies and strategies, and portfolio management personnel, of each of the Funds; (iv) the effect of the anticipated realignment of the investment holdings of World Income and Short-Term Multi-Market, including the associated brokerage costs and the resulting tax consequences in connection with disposing of certain portfolio holdings prior to the closing of the relevant Transaction; (v) the benefits of the relevant Transaction to persons other than the relevant Fund; (vi) the fact that Multi-Market Strategy will assume all the liabilities of each Fund; (vii) the expected federal income tax consequences of the relevant Transaction; (viii) historical and pro forma information, including the information set forth above and information regarding realized and unrealized gains and losses of the Funds; (ix) the fact that Alliance has agreed to pay all the expenses of the relevant Transaction and to indemnify Multi-Market Strategy for a three-year period against undisclosed liabilities of World Income and Short-Term Multi-Market to the extent such liabilities are known by Alliance's senior management at the time of the Transactions; (x) whether the acquisition of World Income and Short-Term Multi-Market by Multi-Market Strategy would be preferable to an acquisition by other potential acquirers, including funds that are not sponsored by Alliance; (xi) with respect to Short-Term Multi-Market, the proposed treatment of unreimbursed distribution expenses of AFD under the Multi-Market Strategy 12b-1 plan; (xii) the fact that the relevant Transaction might or might not be effected together with the other Transaction; and (xiii) the respective average account sizes of the Funds.

         During their consideration of the relevant
Transaction, the Independent Directors consulted separately with their independent legal counsel. Based on the factors described above, the Boards of Directors each determined that the relevant Transaction would be in the best interests of the relevant Fund and its shareholders and would not result in dilution of shareholders' interests, and recommended that the shareholders of the Fund approve the proposed Transaction.

          MANAGEMENT'S DISCUSSION OF PERFORMANCE
                 OF MULTI-MARKET STRATEGY

         This discussion was written for the shareholders of Multi-Market Strategy and contained in that Fund's annual report to shareholders for the fiscal year ended October 31, 1997. It relates to market activity and investment results for Multi-Market Strategy for the period ended October 31, 1997.

         Global bond markets posted solid returns over the six-month period ended October 31, 1997. Lower global bond yields and a convergence in spreads in European and Dollar Bloc markets pushed bond prices higher and helped non-core markets to outperform core markets. Data released indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil, which started in

Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Rate hikes in Europe, budgetary problems in Italy, and potential European Monetary Union (EMU) participation by the U.K., also contributed to increased volatility.

         Investment Results. Multi-Market Strategy posted solid returns over the period. For comparison, shown below is the performance for the short maturity U.S. Government bond market, represented by the unmanaged Merrill Lynch 1-3
Year Government Bond Index, and for the Lipper Short World
Multi-Market Income Funds Average, which reflects the performance of 32 funds for the twelve-month period ended
October 31, 1997. The Lipper peer group has generally similar investment objectives to Multi-Market Strategy, although investment policies for the various funds-
-particularly the average maturities of their portfolios-
-may differ significantly. Multi-Market Strategy's outperformance of its benchmarks can be attributed to investing in higher yielding European countries at a time when spreads between the core and the non-core countries tightened as the economies converge in preparation for European Monetary Union.

INVESTMENT RESULTS*
Period Ended October 31, 1997
                                         TOTAL RETURN
                                   6 MONTHS       12 MONTHS
                                   --------       ---------
MULTI-MARKET STRATEGY
  Class A                            3.74%          7.82%
  Class B                            3.29%          6.90%
  Class C                            3.29%          6.92%

MERRILL LYNCH 1-3 YEAR GOVERNMENT
  BOND INDEX                         4.13%          6.49%

LIPPER SHORT WORLD MULTI-MARKET
 INCOME FUNDS AVERAGE                3.00%          5.02%


*    TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH
CLASS OF SHARES AS OF OCTOBER 31, 1997.  PAST PERFORMANCE IS
NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS. BOTH BENCHMARKS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS

FUNDS MAY DIFFER.  AN INVESTOR CANNOT INVEST DIRECTLY IN THE
INDEX OR AVERAGE.

As of October 31, 1997, Multi-Market Strategy's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY                      PORTFOLIO %
-------                      -----------
Germany                        17.48%
United States                  14.08%
Italy                          12.54%
Australia                       9.83%
Sweden                          8.82%
Denmark                         7.09%
Norway                          5.72%
Mexico                          5.61%
New Zealand                     5.37%
Spain                           4.80%
France                          4.38%
Poland                          4.28%

         Economic Review. Throughout the second quarter of 1997, economic growth and inflation were well contained worldwide. U.S. Gross Domestic Product (GDP) growth slowed from the 4.9% robust pace of the first quarter to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined, and housing activity slowed.

         The economy continued at a healthy pace during the third quarter of 1997. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. In October, the unemployment rate dropped to 4.7%, the lowest level in 24 years, as the economy added a larger-than-expected 284,000 jobs. GDP growth for the third quarter was 3.5%.

         During the period, inflation remained well-behaved with consumer prices advancing 2.2% between October 1996 and October 1997. Wholesale inflation, as measured by the Producer Price Index (PPI), fell for an unprecedented seven months in a row before finally showing an increase in the past three months. Overall, producer prices are down 0.2% on an annual basis through October. The Federal Reserve Board made no change to monetary policy during the period despite growth remaining above trend levels. Improving inflation fundamentals, a strong dollar, and currency devaluations in Southeast Asia, argued against an increase in official U.S. interest rates.

         In Japan, economic problems continued to prevail, and the latest government plan offered little help for the ailing Japanese economy. The April consumption tax hike continues to negatively affect consumer spending as evidenced by a weak Tankan report on business confidence. Growth prospects in Japan have been further jeopardized by over-reliance on an increase in exports to the Southeast and North Asia region. With the recent economic and financial crisis in these regions, Asian GDP growth will slow further, thus negatively impacting Japanese growth rates.

         In Canada, strong growth and low budget deficits, together with stable U.S. monetary policy, allowed Canada to delay interest rate hikes. In Australia and New Zealand, high unemployment, lower Asian demand for their exports and good inflation performance, set the stage for the Reserve Banks of Australia and New Zealand to lower interest rates.

         Stronger growth, and the inflationary impact of rising import prices in Germany, set the tone for European markets. The Bundesbank's continued concern about inflation resulted in the Bundesbank's larger-than-expected rate hike in October. The Bundesbank raised interest rates 30 basis points, indicating that it was necessary to move core European official rates in-line with what is expected to be the necessary European average rate for EMU. This increase led to subsequent rate increases throughout the other core European countries of France, Denmark and the Netherlands.

MULTI-MARKET STRATEGY
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 10/31/97

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$ 9,000

5/31/91   10/31/91   10/31/92   10/31/93   10/31/94
   10/31/95   10/31/96   10/31/97

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX: $14,935
LIPPER SHORT-WORLD MULTI-MARKET INCOME FUNDS AVERAGE:
$13,053
MULTI-MARKET STRATEGY: $12,024

         This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Class A shares (from 5/31/91 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.
Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

         The Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

         The Lipper Short-World Multi-Market Income Funds
Average reflects performance of 33 funds. These funds have generally similar investment objectives to Multi-Market
Strategy, although the investment policies of some funds included in the average may vary.

         When comparing Multi-Market Strategy to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index.
Lipper results include fees and expenses.


Multi-Market Strategy
Merrill Lynch 1-3 Year Government Bond Index
Lipper Short-World Multi-Market Income Funds Average


* Month-end nearest to Fund's Class A share inception date of 5/29/91.

     COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of Multi-Market Strategy, World Income and Short-Term Multi-Market are the same in that each Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities. The Funds' investment objectives differ in that the Funds seek this objective with respect to securities having remaining maturities of not more than five years, in the case of Multi-Market Strategy, three years, in the case of Short-Term Multi-Market and one year, in the case of World Income. There can be no assurance that any of these Funds will achieve its investment objective. The value of each Fund's shares will fluctuate with the value of the underlying securities in its portfolio.

         Alliance actively manages each Fund's portfolio in accordance with a "multi-market" investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of the country's currency. Alliance principally considers fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

         The Funds are "non-diversified" investment companies, which means they are not limited in portion of their assets that may be invested in the securities of a single issuer. As a consequence, the Funds are subject to certain additional risks not typically associated with mutual funds that have more diversified portfolios. The Funds' investment strategies are identical with respect to diversification; concentration; foreign currency hedging techniques; illiquid securities; options, futures and forward contracts; repurchase agreements; loans of portfolio securities; defensive positions; and pledging, hypothecating, mortgaging or otherwise encumbering assets other than to secure permitted borrowings.

         The investment strategies of each Fund differ in certain respects. The differences in the Funds' investment policies are described more fully below. Detailed descriptions of the Funds' investment policies and the restrictions and the risks associated with investments in the Funds are contained in the Bond Funds Prospectus and in each Fund's Statement of Additional Information.

         Borrowing. Multi-Market Strategy may not borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Moreover, Multi-Market Strategy has a policy of maintaining borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed).

         In contrast, World Income and Short-Term Multi-
Market may not: (a) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; (b) borrow in the aggregate in excess of 15%; (c) borrow for purposes other than meeting redemptions in excess of 5% of the value of those Funds' total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; and (d) purchase securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

         Currency Denomination of Portfolio Securities.
Each Fund limits its investment in debt securities denominated in a single currency other than the U.S. Dollar to 25% of its net assets. The Funds vary, however, as to what proportion of assets are expected to or will be invested in U.S. Dollar- or foreign currency-denominated securities. Multi-Market Strategy expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. Short-Term Multi-Market will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies, but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. World Income will maintain at least 35% of its net assets in U.S. Dollar-denominated securities.

         Interest Rate Swaps, Caps and Floors. Multi-Market Strategy and Short-Term Multi-Market may enter into interest rate swaps, caps and floors involving payments in the same currency or in different currencies, but only if (i) for transactions with maturities under one year, the counterparty has outstanding prime commercial paper or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding. World Income does not enter into interest rate swaps, caps and floors.

         Other Instruments. Multi-Market Strategy and Short-Term Multi-Market will invest in obligations issued by supranational entities and corporate debt securities that have a high quality rating. World Income, however, will only invest in such obligations if rated AAA or Aaa.

         Multi-Market Strategy and Short-Term Multi-Market will invest in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million and determined by Alliance to be of high quality. World Income, however, will only invest in such deposits if issued, guaranteed by or maintained at banks (including foreign branches of foreign banks) with total assets of more than $1 billion.

         Multi-Market Strategy may invest prime commercial paper or in unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding high quality debt securities. World Income and Short-Term Multi-Market also may invest in prime commercial paper, but may invest in unrated commercial paper only if determined by Alliance to be equivalent to prime in quality and issued by U.S. or foreign companies having high-grade or AAA or Aaa debt securities, respectively, outstanding.

Additional Investment Policies

         For additional information regarding the use, risks and costs associated with the investment practices and policies identified below, see "Description of the Funds -
Additional Investment Practices" in the Bond Funds
Prospectus.


            INFORMATION ABOUT THE TRANSACTIONS

         Agreements and Plans of Reorganization and Liquidation. The form of each Plan provides that upon the closing of the relevant Transaction, Multi-Market Strategy will acquire all of the assets of World Income and Short-Term Multi-Market and assume all the liabilities of World Income and Short-Term Multi-Market (whether absolute, accrued, contingent or otherwise, and whether or not determinable at the time of the closing of the Transactions) in exchange for Class A, Class B and Class C shares of Multi-Market Strategy in the case of Short-Term Multi-Market and Class C shares in the case of World Income (the "Closing"). The number of full and fractional Class A, Class B or Class C shares of Multi-Market Strategy to be issued to Class A, Class B or Class C shareholders of Short-Term Multi-Market and Class C shares to be issued to shareholders of World Income is to be determined on the basis of the relative net asset values per share of those classes of shares, such values in each case to be computed as of the close of regular trading on the New York Stock Exchange next preceding the Closing. The net asset value per share for each class of shares of each Fund will be determined by dividing the assets attributable to that class, less liabilities, by the total number of the outstanding shares of that class.

         The Boards of Directors of both World Income and
Short-Term Multi-Market have determined that the interests of the shareholders of each Fund will not be diluted as a result of the relevant Transaction.

         At the Closing, each of World Income and Short-Term Multi-Market will liquidate and will distribute pro rata to its shareholders of record the Class A, Class B and Class C shares of Multi-Market Strategy received by Short-Term Multi-Market and the Class C shares received by World Income. Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of Multi-Market Strategy in the name of each shareholder of World Income and Short-Term Multi-Market and representing the respective number of full and fractional shares of Multi-Market Strategy due such shareholder. Fractional Class A, Class B and Class C shares of Multi-Market Strategy will be carried to the third decimal place. Simultaneously with crediting Class A, Class B and Class C shares of Multi-Market Strategy to the respective shareholders of Short-Term Multi-Market (and Class C shares to shareholders of World Income), shares of World Income and Short-Term Multi-Market held by such shareholders will be canceled. New certificates for shares of Multi-Market Strategy will be issued only upon written shareholder request, and any certificate representing shares of Multi-Market Strategy to be issued in replacement of a certificate representing shares of Multi-Market Strategy will be issued only upon the surrender of such latter certificate.

         Consummation of each Plan is subject to the conditions set forth therein. Either Plan may be terminated and the related Transactions abandoned at any time prior to the Closing, whether or not shareholder approval has been obtained, by either Fund that is a party thereto if that Fund's Directors determine that proceeding with the Plan is not in the best interests of that Fund's shareholders, or by either party if a condition set forth in the Plan has not been fulfilled or waived by the party entitled to its benefits or if there has been a material default or breach of the Plan by the other party.

         Description of Shares of Multi-Market Strategy. Full and fractional Class A, Class B and Class C shares of Multi-Market Strategy will be issued without the imposition of a sales load or other fee to the shareholders of World Income and Short-Term Multi-Market in accordance with the procedures described above. The Class A, Class B and Class C shares of Multi-Market Strategy to be issued in the Transactions will be fully paid and nonassessable when issued and will have no preemptive or conversion rights, except that the Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable at the time of the original purchases of the Class B shares surrendered in the Transactions. See "Synopsis - Purchase Procedures and Exchange Privileges."

         Portfolio Transactions by World Income and Short-Term Multi-Market. Prior to the Closing, World Income and Short-Term Multi-Market intend to sell their portfolio securities to the extent desirable from the perspective of the portfolio of Multi-Market Strategy. Purchases of portfolio securities by World Income and Short-Term Multi-Market prior to the acquisitions will be consistent with the investment policies and objectives of World Income or Short-Term Multi-Market and of Multi-Market Strategy.

         Federal Income Tax Consequences of the
Transactions. At the Closing, the Funds will each receive an opinion from Seward & Kissel, counsel to the Funds, to the effect that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes: (i) the relevant Transaction will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) neither World Income or Short-Term Multi-Market pursuant to sections 361(a) and 357(a) of the Code, nor Multi-Market Strategy pursuant to section 1032 of the Code, will recognize any gain or loss upon the transfer of assets of World Income and Short-Term Multi-Market to Multi-Market Strategy in exchange for Class A, Class B and Class C shares of Multi-Market Strategy and the assumption by Multi-Market Strategy of the liabilities of World Income and Short-Term Multi-Market pursuant to the Transactions and upon distribution (whether actual or constructive) of shares of Multi-Market Strategy to World Income and Short-Term Multi-Market shareholders in exchange for their shares of World Income and Short-Term Multi-Market; (iii) the shareholders of World Income and Short-Term Multi-Market who receive shares of Multi-Market Strategy pursuant to the Transactions will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of World Income and Short-Term Multi-Market for shares of Multi-Market Strategy pursuant to section 354 of the Code; (iv) the aggregate tax basis of the shares of Multi-Market Strategy received (whether actually or constructively) by each shareholder of World Income and Short-Term Multi-Market will be the same as the aggregate tax basis of the shares of World Income and Short-Term Multi-Market surrendered in the exchange pursuant to section 358 of the Code; (v) the holding period of shares of Multi-Market Strategy received (whether actually or constructively) by each shareholder of World Income and Short-Term Multi-Market will include the holding period of the shares of World Income and Short-Term Multi-Market which are surrendered in exchange therefor, provided that the shares of World Income and Short-Term Multi-Market constitute capital assets of such shareholder at the Closing pursuant to section 1223(1) of the Code; (vi) the holding period and tax basis of each asset of World Income and Short-Term Multi-Market acquired by Multi-Market Strategy will be the same as the holding period and tax basis which World Income and Short-Term Multi-Market had in each such asset immediately prior to the Transactions, pursuant to sections 362(b) and 1223(2) of the Code; and (vii) Multi-Market Strategy will succeed to the capital loss carryovers of World Income and Short-Term Multi-Market, if any, pursuant to section 381 of the Code, but the use by Multi-Market Strategy of any such capital loss carryovers may be subject to limitation under section 383 of the Code. There is no intention to consult the Internal Revenue Service as to the foregoing matters.

         Capitalization. The following tables show the capitalization and net asset values per share of the common stock of each class of Multi-Market Strategy, World Income and Short-Term Multi-Market as of June 30, 1998 and on a pro forma basis as of that date after giving effect to the proposed Transactions.



                                                   Actual
                        Multi-Market      World          Short-Term
                        Strategy          Income         Multi-Market

Net assets........      $107,686,634      $17,837,018    $457,177,302

Net asset value per share
  Class A shares....... $6.74             N/A            $7.50
  Class B shares....... $6.75             N/A            $7.51
  Class C shares....... $6.75             N/A            $7.51
                                          $1.607

Shares outstanding
  Class A shares....... 14,715,065        N/A            56,440,111
  Class B shares.......  1,150,613        N/A             3,822,584

  Class C shares.......    119,373        N/A               659,886
                                          $11,097,822

                                Pro Forma Combined Fund
                      (Multi-Market Strategy Following Transactions With)

                                                      World Income and
                        World             Short-Term     Short-Term
                        Income            Multi-Market   Multi-Market

Net assets........      $125,523,652      $564,863,936   $582,700,954

Net asset value per share
  Class A shares.......                                  $6.74
  Class B shares.......                                  $6.75
  Class C shares.......                                  $6.75

Shares outstanding
  Class A shares.......                                  77,519,343
  Class B shares.......                                  5,403,592
  Class C shares.......                                  3,495,661


         Unreimbursed Distribution Expenses. As of May 31, 1998, AFD had incurred $9,578,970 with respect to Class B shares and $584,170 with respect to Class C shares in distribution expenses under Multi-Market Strategy's Rule 12b-1 plan that had not been reimbursed pursuant to that plan or recovered through contingent deferred sales charges or otherwise. As of May 31, 1998, AFD had incurred $25,352,562 with respect to Class B shares and $1,498,379 with respect to Class C shares in distribution expenses under Short-Term Multi-Market's Rule 12b-1 plan that had not been reimbursed pursuant to that plan or recovered through contingent deferred sales charges or otherwise. The Board of Directors of Multi-Market Strategy has adopted a resolution providing that, in connection with the Transaction with Short-Term Multi-Market, the amount of those distribution expenses existing on the day the Transaction occurs may be defrayed from future fees paid to AFD pursuant to the Rule 12b-1 plan with respect to Class B and Class C shares of Multi-Market Strategy, subject to the receipt of appropriate assurances that this treatment is consistent with applicable law. While in the past the staff of the Commission has suggested that such payments by an acquiring fund would be inappropriate, more recently the staff of the Commission has indicated that it would not object to such a "carry-forward" arrangement if it is implemented in accordance with Rule 12b-1 requirements. No final determination has been made as to whether or when to seek these assurances, and, if sought, there can be no guarantee that they would be obtained.

         Capital Loss Carryforwards.  As of October 31, 1997, the
the most recent fiscal year end of each of the Funds,
Multi-Market Strategy, World Income and Short-Term Multi-Market
had capital loss carryforwards of $               ,
$                and $               , respectively.


                 CERTAIN COMPARATIVE INFORMATION

         The following information provides only a summary of the major similarities and differences between the organizational structure and governing documents of Multi-Market Strategy, World Income and Short-Term Multi-Market. All three Funds are organized as Maryland corporations. Accordingly, unless noted below, there are no significant differences between the Funds in terms of their respective corporate organizational structure. Copies of the Charter and By-laws of Multi-Market Strategy, World Income and Short-Term Multi-Market are a part of each Fund's respective Registration Statement filed with the Commission and may be obtained as provided below. See "Information About the Funds."

         General. Multi-Market Strategy, World Income and Short-Term Multi-Market are organized as Maryland corporations and are governed by each of their Charters, By-Laws and Maryland law.
The Funds are not required to hold annual meetings of shareholders and each will do so only under certain specified circumstances or when required under Federal law. Each Fund has procedures available to its respective shareholders for calling shareholders' meetings for the removal of Directors.

         Pursuant to Maryland Law, any Director of a Fund may be removed, either with or without cause, at any meeting of shareholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast.

         The Directors of a Fund are required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal when requested to do so in writing by the record holders of not less than 10% of the outstanding shares. In addition, special meetings of shareholders for any other purpose shall be called by a Fund's Secretary upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at the meeting.

         Except as otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of each Fund. Pursuant to each Charter, in instances involving extraordinary corporate action, such as in a merger or in making amendments to its Charter, the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the shareholders is sought. With respect to other matters, the By-Laws of each Fund provide that when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting.

         Shares. Multi-Market Strategy has authorized capital stock of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock and 3,000,000,000 shares of Class C Common Stock, each having a par value of $.001 per share. Short-Term Multi-Market has authorized capital stock of 1,200,000,000 shares of Class A Common Stock, 1,200,000,000 shares of Class B Common Stock and 1,200,000,000 shares of Class C Common Stock, each having a par value of $.01 per share. World Income has authorized capital stock of 3,000,000,000 shares of Common Stock, par value $.002.

         Liability of Directors and Officers. Each of the Funds indemnifies its officers and Directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

             ADDITIONAL INFORMATION ABOUT THE FUNDS

         A copy of the Bond Funds Prospectus, a Fund's most-recent annual report to shareholders and any subsequent semi-annual report to shareholders, and the Supplementary Information may be obtained without charge by writing to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096, or by calling Alliance Fund Services, Inc. toll-free at 1-800-221-5672. The Funds file registration statements, reports, proxy statements and other information with the Commission. These documents and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Branch, Office of Filings and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

                       VOTING INFORMATION

         Proxies of the shareholders of World Income and Short-Term Multi-Market are being solicited by the Directors of both Funds, respectively, for the Meetings of Shareholders to be held on October 12, 1998, at 1345 Avenue of the Americas, 33rd Floor,
New York, New York 10105 at [   ] Eastern time and at all
adjournments thereof. A proxy may be revoked any time at or before the relevant Meeting by giving notice to the Secretary of World Income or Short-Term Multi-Market, as appropriate, 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at that Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon, or in the absence of a specification, for approval of the relevant Plan. Approval of a Plan by the shareholders of World Income or Short-Term Multi-Market will be deemed to constitute approval by the shareholders of such Fund of a temporary amendment to any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of the relevant Transaction.

         Approval of the relevant Plan requires the affirmative vote of the holders of a majority of the outstanding shares of each of World Income and Short-Term Multi-Market. The approval and closing of one Transaction is not contingent upon the approval and closing of the other Transaction.

         Shareholders of record of each Fund at the close of business on August 14, 1998 (the "Record Date") will be entitled to vote at the relevant Meeting or any adjournments thereof. The holders of one-third of the shares of World Income and Short-Term Multi-Market outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meetings. Votes cast by proxy or in person at the Meetings will be counted by the election inspectors for the Meetings. The election inspectors will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. However, an abstention has the effect of a negative vote on the proposal. Shares that are not voted and for which no proxy has been given will not be counted as present at the relevant Meeting. Dissenting shareholders do not have any appraisal rights in connection with the relevant Transaction.

         Shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. As of August 14, 1998, as shown on the books of
World Income, there were issued and outstanding [   ] shares
common stock. As of August 14, 1998, as shown on the books of Short-Term Multi-Market, there were issued and outstanding
[     ] shares of common stock.

         In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meetings are not received by the time scheduled for the Meeting for a Fund, the persons named as proxies may authorize one or more adjournments of the relevant Meeting with no other notice than announcement at such Meeting for a period or periods not extending past December 12, 1998 to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of the adjournment those proxies which they are entitled to vote in favor of the relevant Transaction. They will vote against any such adjournment those proxies required to be voted against the relevant Transaction.

         Votes of the shareholders of Multi-Market Strategy are not being solicited in connection with the Transactions, since their approval or consent is not necessary for the consummation of the Transactions.

         In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of Alliance may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. Each Fund has engaged the proxy solicitation firm of Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meetings. Shareholder Communications Corporation will
receive a fee from Alliance estimated at $[   ] and reimbursement
of out-of-pocket expenses.

         Share Ownership. As of August 14, 1998, the officers and Directors of Multi-Market Strategy as a group beneficially owned less than 1% of the outstanding shares of each class of common stock of Multi-Market Strategy and, to the knowledge of Multi-Market Strategy, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of each class of Multi-Market Strategy:

                                         % Ownership
Name and Address of Holder
of Record of Shares of               Class   Class   Class
Multi-Market Strategy                  A       B       C





         As of August 14, 1998, the officers and Directors of World Income as a group beneficially owned less than 1% of the outstanding shares of World Income and, to the knowledge of World Income, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of World Income:


Name and Address of Holder
of Record of Shares of
World Income                                 % Ownership



         As of August 14, 1998, the officers and Directors of Short-Term Multi-Market as a group beneficially owned less than 1% of the outstanding shares of each class of common stock of Short-Term Multi-Market and to the knowledge of Short-Term Multi-Market, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of Short-Term Multi-Market:


Name and Address of Holder
of Record of Shares of
Short-Term Multi-Market                      % Ownership





  THE BOARDS OF DIRECTORS OF WORLD INCOME AND SHORT-TERM
   MULTI-MARKET RECOMMEND APPROVAL OF THE RELEVANT PLAN

                                           EXHIBIT A


   AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         AGREEMENT AND PLAN OF REORGANIZATION AND
LIQUIDATION dated as of [          ], 1998 between Alliance
Multi-Market Strategy Trust, Inc., a Maryland corporation
("Multi-Market Strategy"), and Alliance Short-Term Multi-
Market Trust, Inc.,1 a Maryland corporation ("Short-Term
Multi-Market").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.  Shareholder Approval

         A meeting of the shareholders of Short-Term Multi-Market shall be called and held for the purpose of acting upon this Agreement and the transactions contemplated herein. Multi-Market Strategy shall furnish to Short-Term Multi-Market such data and information relating to Multi-Market Strategy as shall be reasonably requested by Short-Term Multi-Market for inclusion in the information to be furnished to shareholders of Short-Term Multi-Market in connection with the meeting for the purpose of acting upon this Agreement and the transactions contemplated herein. Approval by the shareholders of Short-Term Multi-Market of this Agreement and the transactions contemplated herein shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of Short-Term Multi-Market, be deemed to constitute approval by the shareholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.
____________________

1. The terms and provisions of the Agreement and Plan of Reorganization and Liquidation between Multi-Market Strategy and Alliance World Income Trust, Inc. ("World Income") are substantially identical to the terms and provisions of this agreement and plan, except as regards the provisions governing the exchange of shares of common stock. World Income has only one class of common stock, which, as is discussed elsewhere in this Prospectus/Proxy Statement, will be exchanged at the Closing for shares of Class C Common Stock of Multi-Market Strategy.

2.  Reorganization

         The transactions described in this section are hereinafter collectively referred to as the "Reorganization."

         (a)  Plan of Reorganization and Liquidation.

              (i)  Short-Term Multi-Market agrees to and
will grant, bargain, sell, convey, assign, transfer and deliver to Multi-Market Strategy at the closing provided for in Section 2(b) (the "Closing") all of the assets, rights, claims and businesses of every kind, character and description (whether tangible or intangible, whether real, personal or mixed, whether absolute, accrued, contingent or otherwise, whether or not determinable at the time of the Closing, and wherever located) of Short-Term Multi-Market to the extent they exist on or after the Closing. In consideration thereof, at the Closing, Multi-Market Strategy agrees to and will (A) assume and pay, to the extent that they exist on the Closing, all liabilities of Short-Term Multi-Market and (B) deliver to Short-Term Multi-Market the number of full and fractional Class A Shares, Class B Shares and Class C Shares of Multi-Market Strategy, par value $.001 per share (the "Multi-Market Strategy Shares"), equal to that number of full and fractional Class A Shares, Class B Shares and Class C Shares of Short-Term Multi-Market, par value $.01 per share (the "Short-Term Multi-Market Shares"), determined by multiplying the number of Short-Term Multi-Market Shares of that class by the exchange ratio as computed as set forth below, the product of such multiplication to be carried to the third decimal place.
For purposes of this section, Class A, Class B and Class C Short-Term Multi-Market Shares will correspond to Class A, Class B and Class C, respectively, Multi-Market Strategy Shares. The exchange ratio for any class of Short-Term Multi-Market Shares shall be the number determined by dividing the net asset value per share of that class of Short-Term Multi-Market Shares by the net asset value per share of the corresponding class of the Multi-Market Strategy Shares. In each case such net asset values are to be determined on a consistent basis by the appropriate officers of Short-Term Multi-Market or Multi-Market Strategy, as the case may be, as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") next preceding the Closing. The exchange ratio shall be carried to the fourth decimal place.

              (ii) At the Closing, Short-Term Multi-Market will liquidate and distribute pro rata to the holders of record of each class of Short-Term Multi-Market Shares as of the Closing the Multi-Market Strategy Shares of the corresponding class received by Short-Term Multi-Market pursuant to this Section 2(a). Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of Multi-Market Strategy in the name of each holder of a class of Short-Term Multi-Market Shares and representing the number of Multi-Market Strategy Shares of the corresponding class due such shareholder. Fractional Multi-Market Strategy Shares will be carried to the third decimal place. Simultaneously with such crediting of the Multi-Market Strategy Shares to the shareholders, the Short-Term Multi-Market Shares held by such shareholders shall be canceled. Certificates representing Multi-Market Strategy Shares will be issued in accordance with the then-current Multi-Market Strategy prospectus; provided, however, that any certificate representing Multi-Market Strategy Shares to be issued in replacement of a certificate representing Short-Term Multi-Market Shares shall be issued only upon the surrender of such latter certificate.

              (iii)  Following the Closing, Short-Term
Multi-Market will dissolve.

         (b)  Closing.  The Closing shall occur at the later of
(i) the final adjournment of the meeting of the holders of Short-
Term Multi-Market Shares at which this Agreement and the transactions contemplated hereby will be considered and (ii) such later time or times as may be agreed.

3.  Articles of Incorporation; By-Laws; Board of Directors;
    Officers

         Multi-Market Strategy hereby covenants and agrees as follows:

         (a) Charter. The Charter of Multi-Market Strategy in effect at the Closing shall continue to be the Charter of Multi-
Market Strategy until altered, amended or repealed as provided by law.

         (b) By-Laws. The By-laws of Multi-Market Strategy in effect at the Closing shall continue to be the By-laws of Multi-
Market Strategy until the same shall thereafter be altered, amended or repealed in accordance with the Articles of Incorporation or By-laws of Multi-Market Strategy.

         (c) Directors. The directors of Multi-Market Strategy at the Closing shall continue to be the directors of Multi-Market
Strategy until they resign or their successors shall have been elected and qualified.

         (d) Officers. Subject to the provisions of the By-laws of Multi-Market Strategy, the officers of Multi-Market Strategy at the Closing shall continue to be the officers of Multi-Market Strategy until they resign or their successors shall have been elected and qualified.

         (e) Vacancies. If at the Closing a vacancy shall exist on the Board of Directors or in any of the offices of Multi-Market Strategy, such vacancy may thereafter be filled in the manner provided by the By-laws of Multi-Market Strategy, consistent with the provisions of Section 16 of the Investment Company Act of 1940, as amended (the "Act").

4.  Representations, Warranties and Covenants of
    Multi-Market Strategy

         Multi-Market Strategy represents and warrants to, and covenants with, Short-Term Multi-Market as follows:

         (a) Organization, Existence, Etc. Multi-Market Strategy is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted and as described in its currently effective Registration Statement on Form N-1A. Multi-Market Strategy is qualified to do business under the laws of every jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on Multi-Market Strategy. Multi-Market Strategy has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and as described in its currently effective Registration Statement on Form N-1A.

         (b)  Registration as Investment Company.  Multi-Market
Strategy is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Capitalization. The authorized capital stock of Multi-Market Strategy consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock and 3,000,000,000 shares of Class C Common Stock, each having a par
value $.001 per share.  As of [         ], 1998, there were
outstanding [         ] shares of Class A Common Stock, [       ]
shares of Class B Common Stock and [       ] shares of Class C
Common Stock. All of the outstanding shares of common stock of Multi-Market Strategy have been duly authorized and are validly issued, fully paid and nonassessable. Because Multi-Market Strategy is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding Multi-Market Strategy Shares may change prior to the Closing.

         (d) Financial Statements. The financial statements of Multi-Market Strategy for the year ended October 31, 1997, which are audited, and for the six months ended April 30, 1998, which are unaudited (the "Multi-Market Strategy Financial Statements"), previously delivered to Short-Term Multi-Market, fairly present the financial position of Multi-Market Strategy as of the dates thereof and the results of its operations and changes in its net assets for the periods indicated.

         (e) Shares to be Issued Upon Reorganization. The Multi-Market Strategy Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable, and no shareholder of Multi-Market Strategy has any preemptive right to subscribe or purchase in respect thereof.

         (f) Authority Relative to this Agreement. Multi-Market Strategy has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Multi-Market Strategy's Board of Directors and no other action by Multi-Market Strategy is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Multi-Market Strategy is not subject to any provision of its Charter or By-laws, nor is Multi-Market Strategy a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement and the transactions contemplated hereby.

         (g) Liabilities. There are no liabilities of Multi-Market Strategy, whether or not determined or determinable, other than liabilities disclosed or provided for in the Multi-Market Strategy Financial Statements and liabilities incurred in the ordinary course of business or otherwise previously disclosed in writing to Short-Term Multi-Market.

         (h) Litigation. To the knowledge of Multi-Market Strategy, there are no claims, actions, suits or proceedings pending against Multi-Market Strategy. In addition, to the knowledge of Multi-Market Strategy, there are no claims, actions, suits or proceedings threatened against Multi-Market Strategy that would materially adversely affect Multi-Market Strategy or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

         (i) Contracts. Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or disclosed in its current Registration Statement on Form N-1A filed under the Act, in each case under which no default exists, Multi-Market Strategy is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (j) Taxes. The federal income tax returns of Multi-Market Strategy have been filed for all taxable years to and including the taxable year ended October 31, 1997 and all taxes payable pursuant to such returns have been paid. The federal income tax return of Multi-Market Strategy for the taxable year ending October 31, 1998 will be filed, and any taxes payable pursuant thereto will be paid, prior to their due date. Multi-Market Strategy has qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), in respect of each taxable year since the commencement of its operations and has no reason to believe that it will not so qualify in respect of its current fiscal year.

         (k) Registration Statement. Multi-Market Strategy shall file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") relating to the Multi-Market Strategy shares issuable hereunder. At the time it becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and
(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 hereof and at the Closing, the prospectus (the "Prospectus") and statement of additional information included therein (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed with the Commission by Multi-Market Strategy and delivered to Short-Term Multi-Market, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection (k) shall apply to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Short-Term Multi-Market for use in the Registration Statement,

Prospectus or Statement of Additional Information as provided in
Section 5(k).

         (l)  No Material Adverse Change.  Since October 31,
1997, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Multi-Market Strategy.

         (m) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Multi-Market Strategy will conduct its business in the ordinary course.

5.  Representations, Warranties and Covenants of Short-Term
    Multi-Market

         Short-Term Multi-Market represents and warrants to, and covenants with, Multi-Market Strategy as follows:

         (a) Organization, Existence, Etc. Short-Term Multi-Market is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted and as described in its current effective Registration Statement on Form N-1A. Short-Term Multi-Market is qualified to do business under the laws of every jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on Short-Term Multi-Market. Short-Term Multi-Market has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and as described in its current effective Registration Statement on Form N-1A.

         (b)  Registration as Investment Company.  Short-Term
Multi-Market is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Capitalization. The authorized capital stock of Short-Term Multi-Market consists of 1,200,000,000 shares of
Class A Common Stock, 1,200,000,000 shares of Class B Common Stock and 1,200,000,000 shares of Class C Common Stock, par value
$.01.  As of [         ], 1998, there were outstanding [        ]
shares of Class A Common Stock, [       ] shares of Class B
Common Stock and [      ] shares of Class C Common Stock.  All of
the outstanding shares of common stock of Short-Term Multi-Market have been duly authorized and are validly issued, fully paid and nonassessable. Because Short-Term Multi-Market is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Short-Term Multi-Market may change prior to the Closing.

         (d) Financial Statements. The financial statements of Short-Term Multi-Market for the year ended October 31, 1997, which are audited, and for the six months ended April 30, 1998, which are unaudited (the "Short-Term Multi-Market Financial Statements"), and were previously delivered to Multi-Market Strategy, fairly present the financial position of Short-Term Multi-Market as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

         (e) Authority Relative to this Agreement. Short-Term Multi-Market has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Short-Term Multi-Market and, except for approval by the shareholders of Short-Term Multi-Market, no other action by Short-Term Multi-Market is necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Short-Term Multi-Market is not subject to any provision of its Articles of Incorporation or its By-laws, nor is Short-Term Multi-Market a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement and the transactions contemplated hereby.

         (f) Liabilities. There are no liabilities of Short-Term Multi-Market, whether or not determined or determinable, other than liabilities disclosed or provided for in the Short-Term Multi-Market Financial Statements and liabilities incurred in the ordinary course of business subsequent to April 30, 1998 or otherwise previously disclosed in writing to Multi-Market Strategy.

         (g) Litigation. To the knowledge of Short-Term Multi-Market there are no claims, actions, suits or proceedings pending against Short-Term Multi-Market. In addition, to the knowledge of Short-Term Multi-Market, there are no claims, actions, suits or proceedings threatened against Short-Term Multi-Market that would materially adversely affect Short-Term Multi-Market or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

         (h) Contracts. Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no default exists, Short-Term Multi-Market is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (i) Taxes. The federal income tax returns of Short-Term Multi-Market, previously delivered to Multi-Market Strategy, have been filed for all taxable years to and including the taxable year ended October 31, 1997, and all taxes payable pursuant to such returns have been paid. The federal income tax returns of Short-Term Multi-Market for the taxable year ending October 31, l998 will be filed, and any taxes payable pursuant thereto will be paid, prior to their due date. Short-Term Multi-Market has qualified as a regulated investment company under the Code in respect of each taxable year since the commencement of its operations and has no reason to believe that it will not so qualify in respect of its current fiscal year.

         (j) Portfolio Securities. Short-Term Multi-Market will prepare and deliver to Multi-Market Strategy at the Closing a Schedule of Investments (the "Schedule") listing all the assets owned by Short-Term Multi-Market as of the Closing. All assets to be listed on the Schedule as of the Closing will be owned by Short-Term Multi-Market free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such assets is, or after the Reorganization as contemplated hereby, will be, subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such assets are or will be readily marketable.

         (k) Registration Statement. In connection with the Registration Statement, Short-Term Multi-Market will cooperate with Multi-Market Strategy and will furnish to Multi-Market Strategy, as reasonably requested by Multi-Market Strategy, the information relating to Short-Term Multi-Market required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Short-Term Multi-Market, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 hereof and at the Closing, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed with the Commission by Multi-Market Strategy and delivered to Short-Term Multi-Market, insofar as they relate to Short-Term Multi-Market, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (k) shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by Short-Term Multi-Market for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this subsection (k).

         (l) No Material Adverse Change. Since October 31, 1997 there has been no material adverse change in the financial condition, results of operations, business, properties or assets of Short-Term Multi-Market.

         (m) Operations in the Ordinary Course. Except as otherwise contemplated by this Agreement, Short-Term Multi-Market will conduct its business in the ordinary course.

6.  Conditions to Obligations of Short-Term Multi-Market

         The obligations of Short-Term Multi-Market hereunder with respect to the consummation of the Reorganization as it relates to Short-Term Multi-Market are subject to the satisfaction of the following conditions:

         (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization shall have been approved by the affirmative vote of a majority of the outstanding shares of Short-Term Multi-Market entitled to be voted with respect thereto.

         (b) Covenants, Warranties and Representations. Multi-Market Strategy shall have complied with each of its covenants contained herein, each of the representations and warranties of Multi-Market Strategy contained herein shall be true in all material respects as of the Closing, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Multi-Market Strategy since October 31, 1997 and Short-Term Multi-Market shall have received a certificate of the President of Multi-Market Strategy satisfactory in form and substance to Short-Term Multi-Market so stating.

         (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop order under the Securities Act pertaining thereto shall have been issued; all necessary orders or exemptions under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all necessary approvals, registrations, and exemptions under federal and state laws shall have been obtained.

         (d) Tax Opinion. Short-Term Multi-Market shall have received the opinion of Seward & Kissel, dated as of the Closing, addressed to it and in form and substance satisfactory to Short-Term Multi-Market, as to certain of the federal income tax consequences of the Reorganization under the Code to Multi-Market Strategy, Short-Term Multi-Market and the shareholders of Short-Term Multi-Market. For purposes of rendering the opinion, Seward & Kissel may rely exclusively and without independent verification as to factual matters upon the statements made in this Agreement and the Registration Statement, and upon such other written representations as to matters of fact as an executive officer of each of Short-Term Multi-Market and Multi-Market Strategy will have verified as of the Closing. The opinion of Seward & Kissel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code and that Short-Term Multi-Market and Multi-Market Strategy will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) Short-Term Multi-Market or Multi-Market Strategy will not recognize any gain or loss upon the transfer of all the assets of Short-Term Multi-Market to Multi-Market Strategy in exchange for Multi-Market Strategy Shares and the assumption by Multi-Market Strategy of the liabilities of Short-Term Multi-Market pursuant to this Agreement and upon distribution (whether actual or constructive) of Multi-Market Strategy Shares to shareholders of Short-Term Multi-Market in exchange for their Short-Term Multi-Market Shares; (iii) the shareholders of Short-Term Multi-Market who receive Multi-Market Strategy Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their Short-Term Multi-Market Shares for Multi-Market Strategy Shares (including any fractional share interests they are deemed to have received) in the Reorganization; (iv) the aggregate tax basis of the Multi-Market Strategy Shares received (whether actually or constructively) by each shareholder of Short-Term Multi-Market will be the same as the aggregate tax basis of the Short-Term Multi-Market Shares surrendered in the exchange; (v) the holding period of Multi-Market Strategy Shares received (whether actually or constructively) by each shareholder of Short-Term Multi-Market will include the holding period of the Short-Term Multi-Market Shares that are surrendered in exchange therefor, provided that the Short-Term Multi-Market Shares constitute capital assets of such shareholder at the Closing;
(vi) the holding period and tax basis of the assets of Short-Term Multi-Market acquired by Multi-Market Strategy will be the same as the holding period and tax basis that Short-Term Multi-Market had in such assets immediately prior to the Reorganization; and
(vii) Multi-Market Strategy will succeed to the capital loss carryovers of Short-Term Multi-Market, if any, pursuant to section 381 of the Code, but the use by Multi-Market Strategy of any such capital loss carryovers may be subject to limitation under section 383 of the Code.

         (e) Opinion of Counsel. Short-Term Multi-Market shall have received the opinion of Seward & Kissel, as counsel for Multi-Market Strategy, dated as of the Closing, addressed to and in form and substance satisfactory to Short-Term Multi-Market, to the effect that: (i) Multi-Market Strategy is a corporation duly organized and validly existing under the laws of the State of Maryland; (ii) Multi-Market Strategy is a non-diversified, open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by requisite action of Multi-Market Strategy, and this Agreement has been duly executed and delivered by Multi-Market Strategy and is a valid and binding obligation of Multi-Market Strategy, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); (iv) the Registration Statement has been declared effective under the Securities Act and to Seward & Kissel's knowledge no stop order has been issued or threatened suspending its effectiveness; (v) to Seward & Kissel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency, other than the acceptance of Articles of Transfer by the Maryland State Department of Assessments and Taxation, is required for Multi-Market Strategy to enter into this Agreement or carry out its terms that will not have been obtained by the Closing, other than as may be required under the securities or "blue sky" laws of any state and other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Multi-Market Strategy; and (vi) the Class A, Class B and Class C shares of Multi-Market Strategy to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable, and no shareholder of Multi-Market Strategy has any preemptive right to subscribe or purchase in respect thereof.

         (f) Non-Termination. The parties shall not have terminated this Agreement pursuant to Section 8(c) hereof.

         (g) Further Assurances. Short-Term Multi-Market shall have received such further assurances, including, but not limited to, further assurances from Multi-Market Strategy or any other person, concerning the performance of its obligations hereunder and the consummation of the Reorganization as it shall deem necessary, advisable or appropriate.

7.  Conditions to Obligations of Multi-Market Strategy

         The obligations of Multi-Market Strategy hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

         (a) Approval by Shareholders. This Agreement and the transactions contemplated by the Reorganization shall have been approved by the affirmative vote of a majority of the outstanding shares of Short-Term Multi-Market entitled to be voted with respect thereto.

         (b) Covenants, Warranties and Representations. Short-Term Multi-Market shall have complied with each of its covenants contained herein. Each of the representations and warranties of Short-Term Multi-Market contained herein shall be true in all material respects as of the Closing, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Short-Term Multi-Market since October 31, 1997, and Multi-Market Strategy shall have received a certificate of the President of Short-Term Multi-Market satisfactory in form and substance to Multi-Market Strategy so stating.

         (c) Portfolio Securities. All securities and other assets to be acquired by Multi-Market Strategy in the Reorganization shall have been approved for acquisition by the investment adviser of Multi-Market Strategy as consistent with the investment policies of Multi-Market Strategy, and all such securities and other assets on the books of Short-Term Multi-Market that are not readily marketable shall be valued on the basis of an evaluation acceptable to Short-Term Multi-Market and Multi-Market Strategy at the expense of Short-Term Multi-Market.

         (d) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop order under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated hereby shall have been granted by the Commission, and all necessary approvals, registrations, and exemptions under federal and state laws shall have been obtained.

         (e) Tax Opinion. Multi-Market Strategy shall have received the opinion of Seward & Kissel, counsel to Short-Term Multi-Market, dated as of the Closing, addressed to and in form and substance satisfactory to Multi-Market Strategy, as to certain of the federal income tax consequences of the Reorganization under the Code to Multi-Market Strategy, Short-Term Multi-Market and the shareholders of Short-Term Multi-Market. For purposes of rendering the opinion, Seward & Kissel may rely exclusively and without independent verification as to factual matters upon the statements made in this Agreement and the Registration Statement, and upon such other written representations as to matters of fact as an executive officer of each of Short-Term Multi-Market and Multi-Market Strategy will have verified as of the Closing. The opinion of Seward & Kissel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code and that Short-Term Multi-Market and Multi-Market Strategy will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) Short-Term Multi-Market or Multi-Market Strategy will recognize any gain or loss upon the transfer of all the assets of Short-Term Multi-Market to Multi-Market Strategy in exchange for Multi-Market Strategy Shares and the assumption by Multi-Market Strategy of the liabilities of Short-Term Multi-Market pursuant to this Agreement and upon the distribution (whether actual or constructive) of Multi-Market Strategy Shares to shareholders of Short-Term Multi-Market in exchange for their respective Short-Term Multi-Market Shares; (iii) the holding period and tax basis of the assets of Short-Term Multi-Market acquired by Multi-Market Strategy will be the same as the holding period and tax basis that Short-Term Multi-Market had in such assets immediately prior to the Reorganization; and (iv) Multi-Market Strategy will succeed to the capital loss carryovers of Short-Term Multi-Market, if any, pursuant to section 381 of the Code, but the use by Multi-Market Strategy of any such capital loss carryovers may be subject to limitation under section 383 of the Code.

         (f) Opinion of Counsel. Multi-Market Strategy shall have received the opinion of Seward & Kissel, as counsel for Short-Term Multi-Market, dated as of the Closing, addressed to and in form and substance satisfactory to Multi-Market Strategy, to the effect that (i) Short-Term Multi-Market is a corporation duly organized under the laws of the State of Maryland;
(ii) Short-Term Multi-Market is a non-diversified, open-end investment company of the management type registered under the Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by requisite action of Short-Term Multi-Market, and this Agreement has been duly executed and delivered by Short-Term Multi-Market, and is a valid and binding obligation of Short-Term Multi-Market, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); (iv) the Reorganization has been approved by the requisite vote of the shareholders of Short-Term Multi-Market; and (v) to Seward & Kissel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency, other than the acceptance of Articles of Transfer by the Maryland State Department of Assessments and Taxation, is required for Short-Term Multi-Market to enter into this Agreement or carry out its terms that will not have been obtained by the Closing other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of Short-Term Multi-Market.

         (g) Non-Termination. The parties shall not have terminated this Agreement pursuant to Section 8(c) hereof.

         (h) Further Assurances. Multi-Market Strategy shall have received such further assurances, including, but not limited to, further assurances from Short-Term Multi-Market or any other person, concerning the performance of their obligations hereunder and the consummation of the Reorganization as it shall deem necessary, advisable or appropriate.

8.  Amendments; Waivers; Termination; Survival; Cooperation

         (a) Amendments. Short-Term Multi-Market and Multi-Market Strategy may, by agreement in writing authorized by their respective Boards of Directors, amend this Agreement at any time before or after approval hereof by the shareholders of Short-Term Multi-Market, but after such approval, no amendment shall be made that materially alters the obligations of any party hereto.

         (b) Waivers. At any time prior to the Closing, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

         (c) Termination. Each party may terminate this Agreement at any time prior to the Closing by notice to the other party if (i) a material condition to its performance hereunder or a material covenant of the other party contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Agreement shall be made by the other party. This Agreement may be terminated at any time prior to the Closing, whether before or after approval by the shareholders of Short-Term Multi-Market, without liability on the part of either party hereto or its respective Board of Directors, officers or shareholders, by any party on notice to the other party in the event that the Board of Directors of the party giving such notice determines that proceeding with this Agreement is not in the best interest of that party's shareholders. Unless the parties hereto shall otherwise agree in writing, this Agreement shall terminate, without liability to any party, as of the close of business on October 31, 1999 if the Closing is not held on or prior to such date.

         (d) Survival. No representations, warranties or covenants in or pursuant to this Agreement (including certificates of officers) shall survive the Reorganization.

         (e) Cooperation. Each of the parties hereto will cooperate with the other in fulfilling its obligations under this Agreement and will provide such information and documentation as is reasonably requested by the other in carrying out the terms hereof.

9.  Expenses

         Alliance Capital Management L.P., the investment adviser to each party hereto, will bear all expenses incurred in connection with this Agreement, and all transactions contemplated hereby, whether or not the Reorganization is consummated; provided, however, that Short-Term Multi-Market shall bear any cost or expense incurred through the time of the Closing for purposes of satisfying the conditions set forth in Section 7(c) above.

10. General

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by Short-Term Multi-Market and Multi-Market Strategy and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             ALLIANCE SHORT-TERM MULTI-MARKET
                               TRUST, INC.


                             By________________________



                             ALLIANCE MULTI-MARKET STRATEGY
                               TRUST, INC.


                             By________________________


Accepted and agreed to as to Section 9:

ALLIANCE CAPITAL MANAGEMENT L.P.

By:  Alliance Capital Management
       Corporation, Its General Partner



By______________________________

TABLE OF CONTENTS                       Page
Introduction...........................
Fee Table..............................
Synopsis...............................
Risk Factors...........................
Reasons for the Transactions...........
Management's Discussion of Performance
  of Multi-Market Strategy.............
Comparison of Investment Objectives and
  Policies.............................
Information about the Transactions.....
Certain Comparative Information........
Additional Information about
   the Funds...........................
Voting Information.....................
Exhibit A: Form of Agreement and Plan of
  Reorganization and Liquidation.......  A-1

                ALLIANCE WORLD INCOME TRUST, INC.

          Proxy for the Special Meeting of Shareholders
                        October 12, 1998


                            P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE
DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.


The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof all the Common Stock of Alliance World Income Trust, Inc. (the "Fund") held of record by the undersigned on August 14, 1998 at the Special Meeting of
Shareholders of the Fund to be held at [               ], Eastern
Standard Time, on October 12, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

        (Continued and to be signed on the reverse side)

                Alliance World Income Trust, Inc.
                        P.O. Box [     ]
                   New York, N.Y.  10203-0389

1. To approve an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets and liabilities of the Fund to Alliance Multi-Market Strategy Trust, Inc. in exchange for Class C shares of Alliance Multi-Market Strategy Trust, Inc., the distribution of such Class C shares to shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund.


         FOR       AGAINST          ABSTAIN


         / /       / /              / /


                                    Change of Address or
                                    Comments Mark Here  / /

Please sign and date this proxy in the space provided below.
Execution by shareholders who are not individuals must be made by an authorized signatory.

Dated:                      , 1998


____________________________________
Name of Shareholder


____________________________________
Signature


Votes must be indicated (x) in black or blue ink.


Please Sign, Date and Return Promptly in the Enclosed Envelope -
No Postage is Required.

          ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

          Proxy for the Special Meeting of Shareholders
                        October 12, 1998


                            P R O X Y


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE
DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.


The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof all the Common Stock of Alliance Short-Term Multi-Market Trust, Inc. (the "Fund") held of record by the undersigned on August 14, 1998 at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Standard Time, on October 10, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

        (Continued and to be signed on the reverse side)

          Alliance Short-Term Multi-Market Trust, Inc.
                        P.O. Box [     ]
                   New York, N.Y.  10203-0389

1. To approve an Agreement and Plan of Reorganization and Liquidation providing for the transfer of all of the assets and liabilities of the Fund to Alliance Multi-Market Strategy Trust, Inc. in exchange for Class A, Class B and Class C shares of Alliance Multi-Market Strategy Trust, Inc., the distribution of such Class A, Class B and Class C shares to shareholders of the Fund in liquidation of the Fund and the subsequent dissolution of the Fund.



         FOR       AGAINST          ABSTAIN


         / /       / /              / /


                                    Change of Address or
                                    Comments Mark Here  / /

Please sign and date this proxy in the space provided below.
Execution by shareholders who are not individuals must be made by an authorized signatory.

Dated:                      , 1998


____________________________________
Name of Shareholder


____________________________________
Signature


Votes must be indicated (x) in black or blue ink.


Please Sign, Date and Return Promptly in the Enclosed Envelope -
No Postage is Required.

This is filed pursuant to Rule 497(e).

ALLIANCE CAPITAL [Logo]           THE ALLIANCE BOND FUNDS
_________________________________________________________________

Supplement dated July 15, 1998 to Prospectus dated
March 2, 1998 of The Alliance Bond Funds


         Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance World Income Trust, Inc., ("World Income") have suspended sales of shares other than sales to shareholders as of the close of business on July 15, 1998. This action followed approval by the Boards of Directors of Short-Term Multi-Market and World Income of separate Agreements and Plans of Reorganization and Liquidation ("Plans") pursuant to which the assets and liabilities of Short-Term Multi-Market and World Income will be exchanged for shares of Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy"), a non-diversified open-end investment company sponsored by Alliance.

         The Boards of Directors of Short-Term Multi-Market and World Income have called meetings of their shareholders to vote on the Plans to be held on October 12, 1998. Proxy materials describing Multi-Market Strategy and the terms of the proposed acquisitions will be mailed prior to the meetings to shareholders of record of Short-Term Multi-Market and World Income as of the close of business on August 14, 1998. If approved at the meetings, it is expected that the acquisitions will occur shortly thereafter. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

                P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
                           TOLL FREE (800) 221-5672
                   FOR LITERATURE: TOLL FREE (800) 227-4618


                          PROSPECTUS AND APPLICATION
                                MARCH 2, 1998

U.S. GOVERNMENT FUNDS                  GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.              -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                        GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                       -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                              GOVERNMENT FUND
-ALLIANCE LIMITED MATURITY             -ALLIANCE GLOBAL STRATEGIC
  GOVERNMENT FUND                        INCOME TRUST

MORTGAGE FUND                          CORPORATE BOND FUNDS
-ALLIANCE MORTGAGE                     -CORPORATE BOND PORTFOLIO
  SECURITIES INCOME FUND               -ALLIANCE HIGH YIELD FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                PAGE
-----------------                                ----
The Funds at a Glance                               2
Expense Information                                 4
Financial Highlights                                7
Glossary                                           15
Description of the Funds                           16
  Investment Objectives and Policies               16
  Additional Investment Practices                  24
  Certain Fundamental Investment Policies          35
  Risk Considerations                              37
Purchase and Sale of Shares                        41
Management of the Funds                            44
Dividends, Distributions and Taxes                 47
General Information.                               48
Appendix A: Bond Ratings                          A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                            B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105


The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Fund invests in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Funds invest primarily in corporate debt securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund (except Alliance World Income Trust) offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (four years of purchase for Alliance Global Strategic Income Trust and Alliance High Yield Fund) (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). Alliance World Income Trust offers only one class of shares, which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See "Purchase and Sale of Shares."

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Alliance Capital (R)


(R) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $218 billion in assets under management as of December 31, 1997. Alliance provides investment management services to employee benefit plans for 31 of the FORTUNE 100 companies.


U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.

U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.

LIMITED MATURITY GOVERNMENT FUND
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government securities.


MORTGAGE FUND

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.
INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso. The Fund expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.



2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.

GLOBAL STRATEGIC INCOME TRUST
SEEKS . . . Primarily a high level of current income and secondarily capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of fixed-income securities of U.S. and non-U.S. issuers.


CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term; secondarily, the Fund will attempt to increase its capital through appreciation of its investments.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Dollar-denominated corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.

HIGH YIELD FUND
SEEKS . . . A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTS PRIMARILY IN . . . A diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities.

DISTRIBUTIONS . . .
The Funds intend to make monthly distributions to shareholders. These distributions may include ordinary income and capital gain (each of which is taxable) and a return of capital (which is generally non-taxable). See "Dividends, Distributions and Taxes."

A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate daily as the prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Some of the Funds invest in high-yield, high-risk bonds that are rated below investment grade and are considered to have predominantly speculative characteristics. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See "Description of the Funds-Additional Investment Practices" and "-Risk Considerations."

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund (except WORLD INCOME) can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24-HOUR INFORMATION


Alliance Capital (R)


(R) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                             EXPENSE INFORMATION
_______________________________________________________________________________
SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, no deferred sales charge, and no redemption fee or exchange fee. For each Fund, the "Examples" below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.

                                                CLASS A SHARES  CLASS B SHARES(B)  CLASS B SHARES(D)   CLASS C SHARES
                                                --------------  -----------------  -----------------  -----------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                 4.25%(a)           None               None              None
Sales charge imposed on dividend reinvestments        None             None               None              None
Deferred sales charge (as a percentage
of original purchase price or redemption
proceeds, whichever is lower)                         None         3.0% during       4.0% during        1.0% during
                                                                 the first year,    the first year,    the first year,
                                                                 decreasing 1.0%    decreasing 1.0%    0% thereafter
                                                                  annually to 0%     annually to 0%
                                                                 after the third    after the fourth
                                                                     year (c)          year (e)
Exchange fee                                          None             None               None              None

(A) REDUCED FOR LARGER PURCHASES. PURCHASES OF $1,000,000 OR MORE ARE NOT SUBJECT TO AN INITIAL SALES CHARGE BUT MAY BE SUBJECT TO A 1% DEFERRED SALES CHARGE ON REDEMPTIONS WITHIN ONE YEAR OF PURCHASE. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 41.

(B) FOR ALL FUNDS EXCEPT GLOBAL STRATEGIC INCOME AND HIGH YIELD.

(C) CLASS B SHARES OF EACH FUND, OTHER THAN GLOBAL STRATEGIC INCOME AND HIGH YIELD, AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES" -PAGE 42.

(D) FOR GLOBAL STRATEGIC INCOME AND HIGH YIELD ONLY.

(E) SHARES OF GLOBAL STRATEGIC INCOME AND HIGH YIELD AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. SEE "PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES"-PAGE 42.


                   ANNUAL OPERATING EXPENSES                                                  EXAMPLES
-----------------------------------------------------------------  ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
SHORT-TERM U.S. GOVERNMENT              -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees(a) (after waiver)      None     None     None    After 1 year     $ 56     $ 51      $ 21       $ 31      $ 21
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $ 85     $ 76      $ 66       $ 66      $ 66
  Other expenses                                                   After 5 years    $116     $113      $113       $113      $113
    Interest expense                      .01%     .01%     .01%   After 10 years   $204     $210      $210       $244      $244
    Other operating expenses (a)(b)
      (after reimbursement)              1.10%    1.10%    1.10%
  Total other expenses                   1.11%    1.11%    1.10%
  Total fund operating expenses(b)(c)
    (after waiver/reimbursement)         1.41%    2.11%    2.11%

                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
U.S. GOVERNMENT                         -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees                         .53%     .53%     .53%   After 1 year     $ 52     $ 48      $ 18       $ 27      $ 17
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $ 74     $ 64      $ 54       $ 54      $ 54
  Other expenses(b)                       .19%     .20%     .19%   After 5 years    $ 96     $ 94      $ 94       $ 93      $ 93
  Total fund operating expenses          1.02%    1.73%    1.72%   After 10 years   $162     $168      $168       $203      $203

                                        CLASS A  CLASS B  CLASS C                 CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
LIMITED MATURITY GOVERNMENT             -------  -------  -------                 -------  --------  ---------  --------  ---------
  Management fees                         .65%     .65%     .65%   After 1 year     $ 66     $ 62      $ 32       $ 42      $ 32
  12b-1 fees                              .30%    1.00%    1.00%   After 3 years    $114     $107      $ 97       $ 97      $ 97
  Other expenses                                                   After 5 years    $166     $164      $164       $164      $164
  Interest expense                        .76%     .75%     .76%   After 10 years   $305     $313      $313       $344      $344
    Other operating expenses(b)           .70%     .74%     .72%
  Total other expenses                   1.46%    1.49%    1.48%
  Total fund operating expenses(d)       2.41%    3.14%    3.13%


PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


4


                      ANNUAL OPERATING EXPENSES                                                  EXAMPLES
-----------------------------------------------------------------   ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
MORTGAGE SECURITIES INCOME              -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .52%     .52%     .52%    After 1 year     $ 56     $ 52      $ 22       $ 32       $ 22
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 85     $ 77      $ 67       $ 66       $ 66
  Other expenses                                                    After 5 years    $116     $115      $115       $114       $114
  Interest expense                        .34%     .36%     .35%    After 10 years   $204     $212      $212       $245       $245
    Other operating expenses(b)           .25%     .26%     .25%
  Total other expenses                    .59%     .62%     .60%
  Total fund operating expenses(e)       1.41%    2.14%    2.12%

WORLD INCOME
  Management fees(f)(after waiver)                 .49%             After 1 year              $ 23
  12b-1 fees(f)(after waiver)                      .68%             After 3 years             $ 70
  Other expenses(b)                               1.08%             After 5 years             $120
  Total fund operating                                              After 10 years            $258
    expenses(b)(f)(after waiver)                  2.25%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
SHORT-TERM MULTI-MARKET                 -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .55%     .55%     .55%    After 1 year     $ 55     $ 50      $ 20       $ 30       $ 20
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 81     $ 72      $ 62       $ 62       $ 62
  Other expenses(b)                       .43%     .44%     .44%    After 5 years    $110     $107      $107       $107       $107
  Total fund operating expenses          1.28%    1.99%    1.99%    After 10 years   $190     $197      $197       $232       $232

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
MULTI-MARKET STRATEGY                   -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .60%     .60%     .60%    After 1 year     $ 58     $ 53      $ 23       $ 33       $ 23
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 90     $ 82      $ 72       $ 71       $ 71
  Other expenses                                                    After 5 years    $125     $123      $123       $122       $122
  Other operating expenses(d)             .68%     .69%     .68%    After 10 years   $222     $228      $228       $262       $262
  Total other expenses
  Total fund operating expenses          1.58%    2.29%    2.28%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
NORTH AMERICAN GOVERNMENT INCOME        -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(g)                      .73%     .73%     .73%    After 1 year     $ 63     $ 59      $ 29       $ 39       $ 29
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $107     $ 99      $ 89       $ 88       $ 88
  Other expenses                                                    After 5 years    $153     $151      $151       $150       $150
  Interest expense                        .77%     .77%     .77%    After 10 years   $280     $286      $286       $318       $318
    Other operating expenses(b)           .35%     .36%     .35%
  Total other expenses                   1.12%    1.13%    1.12%
  Total fund operating expenses(h)       2.15%    2.86%    2.85%

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
GLOBAL DOLLAR GOVERNMENT                -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .75%     .75%     .75%    After 1 year     $ 58     $ 53      $ 23       $ 33       $ 23
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 89     $ 81      $ 71       $ 70       $ 70
  Other expenses(b)                       .50%     .51%     .50%    After 5 years    $123     $121      $121       $120       $120
  Total fund operatingexpenses           1.55%    2.26%    2.25%    After 10 years   $219     $225      $225       $258       $258

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
GLOBAL STRATEGIC INCOME                 -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(i)(after waiver)       None     None     None     After 1 year     $ 61     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $100     $101      $ 81       $ 81       $ 81
  Other expenses(b)(i)                                              After 5 years    $141     $138      $138       $138       $138
  (after reimbursement)                  1.60%    1.60%    1.60%    After 10 years   $255     $261      $261       $293       $293
  Total fund operating expenses(i)
    (after waiver/reimbursement)         1.90%    2.60%    2.60%


PLEASE REFER TO THE FOOTNOTES ON PAGE 6.


5


                    ANNUAL OPERATING EXPENSES                                   EXAMPLES
-----------------------------------------------------------------   ----------------------------------------------------------------
                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
CORPORATE BOND                          -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees                         .57%     .57%     .57%    After 1 year     $ 53     $ 48      $ 18       $ 29       $ 18
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 77     $ 67      $ 57       $ 57       $ 57
  Other expenses(b)                       .25%     .25%     .25%    After 5 years    $102     $ 99      $ 99       $ 99       $ 99
  Total fund operating expenses          1.12%    1.82%    1.82%    After 10 years   $173     $179      $179       $214       $214

                                        CLASS A  CLASS B  CLASS C                  CLASS A  CLASS B+  CLASS B++  CLASS C+  CLASS C++
HIGH YIELD                              -------  -------  -------                  -------  --------  ---------  --------  ---------
  Management fees(j)(after waiver)       None     None     None     After 1 year     $ 59     $ 64      $ 24       $ 34       $ 24
  12b-1 fees                              .30%    1.00%    1.00%    After 3 years    $ 94     $ 95      $ 75       $ 75       $ 75
  Other expenses(b)(j)                                              After 5 years    $131     $128      $128       $128       $128
  (after reimbursement)                  1.40%    1.40%    1.40%    After 10 years   $235     $256      $256       $274       $274
  Total fund operating expenses(j)
    (after waiver/reimbursement)         1.70%    2.40%    2.40%


+    ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN
YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

++   ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD
TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS (EIGHT YEARS IN THE CASE OF GLOBAL STRATEGIC INCOME AND HIGH YIELD).

(A) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES WOULD HAVE BEEN 1.57% FOR CLASS A, 1.55% FOR CLASS B AND 1.54% FOR CLASS C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.42% FOR CLASS A, 3.10% FOR CLASS B AND 3.09% FOR CLASS C.

(B) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE. THE EXPENSES SHOWN DO NOT REFLECT THE APPLICATION OF CREDITS THAT REDUCE FUND EXPENSES.

(C) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.40%, FOR CLASS B, 2.10%, AND FOR CLASS C, 2.10%.

(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.65%, FOR CLASS B, 2.39%, AND FOR CLASS C,
2.37%.

(E) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.07%, FOR CLASS B, 1.78%, AND FOR CLASS C,
1.77%.

(F) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.63%.

(G)  REPRESENTS .65 OF 1% OF THE FUND'S AVERAGE DAILY ADJUSTED TOTAL
NET ASSETS.

(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.38%, FOR CLASS B, 2.09%, AND FOR CLASS C,
2.08%.

(I) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENT. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 3.01% FOR CLASS A, 3.01% FOR CLASS B,
AND 3.02% FOR CLASS C, AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 4.06% FOR CLASS A, 4.76% FOR CLASS B, AND 4.77% FOR
CLASS C.

(J) NET OF VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .75%, OTHER EXPENSES WOULD HAVE BEEN 2.06% (ANNUALIZED) FOR CLASS A, 2.10% (ANNUALIZED) FOR CLASS B, AND 2.09% (ANNUALIZED) FOR CLASS C; AND TOTAL OPERATING EXPENSES WOULD HAVE BEEN 2.06% (ANNUALIZED) FOR CLASS A, 3.85% (ANNUALIZED) FOR CLASS B, AND 3.84% (ANNUALIZED) FOR CLASS C.


The purpose of the tables on pages 4, 5 and 6 is to assist the investor in understanding the various costs and expenses that shareholders of a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds-Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT, "interest expense" represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See "Description of Funds-Risk Considerations-Effects of Borrowing." Excluding interest expense, total fund operating expenses of each of SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, MORTGAGE SECURITIES INCOME and LIMITED MATURITY GOVERNMENT would be lower (see notes (b), (d), (f), (g), (h) and (j) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. "Other Expenses" are based on estimated amounts for HIGH YIELD'S current fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. ACTUAL RETURNS WILL VARY.


6



                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables relating to SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and the information in the tables relating to U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD has been audited by Ernst & Young LLP, the independent auditors for these Funds. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


7


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN     DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE    NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS        INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------    --------------   --------------
SHORT-TERM U.S. GOVERNMENT#
CLASS A
Year Ended 8/31/97                   $9.66          $.47(h)          $ .03              $.50             $(.46)            $0.00
Year Ended 8/31/96                    9.70           .47              (.02)              .45              (.49)             0.00
Year Ended 8/31/95                    9.67           .42               .05               .47              (.41)             0.00
Period Ended 8/31/94**                9.77           .14              (.09)              .05              (.12)             0.00
Year Ended 4/30/94                   10.22           .35              (.29)              .06              (.42)             0.00
5/4/92+ to 4/30/93                   10.00           .46               .34               .80              (.46)             (.12)

CLASS B
Year Ended 8/31/97                   $9.77          $.41(h)          $ .02              $.43             $(.39)            $0.00
Year Ended 8/31/96                    9.81           .41              (.03)              .38              (.42)             0.00
Year Ended 8/31/95                    9.78           .36               .04               .40              (.34)             0.00
Period Ended 8/31/94**                9.88           .10              (.07)              .03              (.11)             0.00
Year Ended 4/30/94                   10.31           .40              (.39)              .01              (.35)             0.00
5/4/92+ to 4/30/93                   10.00           .38               .33               .71              (.38)             (.02)

CLASS C
Year Ended 8/31/97                   $9.76          $.41(h)          $ .02              $.43             $(.39)            $0.00
Year Ended 8/31/96                    9.80           .40              (.02)              .38              (.42)             0.00
Year Ended 8/31/95                    9.77           .34               .06               .40              (.34)             0.00
Period Ended 8/31/94**                9.87           .10              (.07)              .03              (.11)             0.00
8/2/93++ to 4/30/94                  10.34           .26              (.42)             (.16)             (.25)             0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/97                   $7.52          $.57(h)          $(.10)             $.47             $(.57)            $0.00
Year Ended 6/30/96                    7.96           .58              (.44)              .14              (.58)             0.00
Year Ended 6/30/95                    7.84           .64               .13               .77              (.65)             0.00
Year Ended 6/30/94                    8.64           .65              (.80)             (.15)             (.65)             0.00
Year Ended 6/30/93                    8.34           .69               .29               .98              (.68)             0.00
Year Ended 6/30/92                    8.01           .70               .35              1.05              (.72)             0.00
Year Ended 6/30/91                    8.14           .81              (.11)              .70              (.83)             0.00
Year Ended 6/30/90                    8.49           .86              (.38)              .48              (.83)             0.00
Year Ended 6/30/89                    8.51           .89              (.03)              .86              (.88)             0.00
Year Ended 6/30/88                    8.90           .93              (.39)              .54              (.93)             0.00

CLASS B
Year Ended 6/30/97                   $7.52          $.52(h)          $(.10)             $.42             $(.52)            $0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.84           .58               .13               .71              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.80)             (.21)             (.59)             0.00
Year Ended 6/30/93                    8.34           .62               .30               .92              (.62)             0.00
9/30/91++ to 6/30/92                  8.25           .49               .09               .58              (.49)             0.00

CLASS C
Year Ended 6/30/97                   $7.52          $.52(h)          $(.10)             $.42             $(.52)            $0.00
Year Ended 6/30/96                    7.96           .52              (.44)              .08              (.52)             0.00
Year Ended 6/30/95                    7.83           .58               .14               .72              (.59)             0.00
Year Ended 6/30/94                    8.64           .59              (.81)             (.22)             (.59)             0.00
5/3/93++ to 6/30/93                   8.56           .10               .08               .18              (.10)             0.00

LIMITED MATURITY GOVERNMENT
CLASS A
Year Ended 11/30/97                  $9.45          $.51(h)          $ .02              $.53             $(.52)            $0.00
Year Ended 11/30/96                   9.52           .51(h)           (.04)              .47              (.51)             0.00
Year Ended 11/30/95                   9.51           .52(h)            .02               .54              (.50)             0.00
Year Ended 11/30/94                   9.94           .42              (.32)              .10              (.48)             (.01)
Year Ended 11/30/93                   9.84           .57               .11               .68              (.58)             0.00
6/1/92+ to 11/30/92                  10.00           .35              (.17)              .18              (.34)             0.00

CLASS B
Year Ended 11/30/97                  $9.45          $.45(h)          $ .01              $.46             $(.45)            $0.00
Year Ended 11/30/96                   9.52           .44(h)           (.04)              .40              (.44)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .39              (.35)              .04              (.42)             (.01)
Year Ended 11/30/93                   9.84           .49               .12               .61              (.51)             0.00
6/1/92+ to 11/30/92                  10.00           .31              (.17)              .14              (.30)             0.00

CLASS C
Year Ended 11/30/97                  $9.45          $.45(h)          $ .01              $.46             $(.45)            $0.00
Year Ended 11/30/96                   9.52           .45(h)           (.05)              .40              (.45)             0.00
Year Ended 11/30/95                   9.52           .46(h)            .01               .47              (.44)             0.00
Year Ended 11/30/94                   9.94           .37              (.33)              .04              (.42)             (.01)
5/3/93++ to 11/30/93                  9.98           .27              (.03)              .24              (.28)             0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


8


  DISTRIBUTIONS                                                  TOTAL       NET ASSETS                     RATIO OF NET
    IN EXCESS                       TOTAL                     INVESTMENT      AT END OF          RATIO      INVESTMENT
      OF NET        RETURN        DIVIDENDS     NET ASSET       RETURN         PERIOD         OF EXPENSES   INCOME (LOSS)  PORTFOLIO
    INVESTMENT        OF             AND        VALUE END    BASED ON NET      (000'S          TO AVERAGE    TO AVERAGE     TURNOVER
      INCOME       CAPITAL      DISTRIBUTIONS   OF PERIOD   ASSET VALUE (B)   OMITTED)         NET ASSETS    NET ASSETS       RATE
  -------------  ------------  --------------  -----------  ---------------  -----------    ---------------  ------------  ---------
     $0.00         $ (.07)         $(.53)         $9.63           5.29%      $  3,901           1.41%(d)(e)    4.90%            65%
      0.00           0.00           (.49)          9.66           4.71          3,455           1.53(d)(e)     4.85            110
      (.03)          0.00           (.44)          9.70           5.14          2,997           1.40(d)        4.56             15
      (.03)(a)       0.00           (.15)(c)       9.67            .53          2,272           1.40(d)        3.98            144
      (.09)(a)       0.00           (.51)(c)       9.77            .52          2,003           1.27(d)        4.41             55
      0.00           0.00           (.58)(c)      10.22           8.20          6,081           1.00*(d)       4.38*           294

     $0.00         $ (.07)         $(.46)         $9.74           4.45%      $  6,458           2.11%(d)(e)    4.13%            65%
      0.00           0.00           (.42)          9.77           3.89          6,781           2.23(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.81           4.32          6,380           2.10(d)        3.82             15
      (.02)(a)       0.00           (.13)(c)       9.78            .28          6,281           2.10(d)        3.22            144
      (.09)(a)       0.00           (.44)(c)       9.88            .03          7,184           2.05(d)        3.12             55
      0.00           0.00           (.40)(c)      10.31           7.22          1,292           1.75*(d)       3.36*           294

     $0.00         $ (.07)         $(.46)         $9.73           4.45%      $  5,012           2.11%(d)(e)    4.15%            65%
      0.00           0.00           (.42)          9.76           3.90          4,850           2.22(d)(e)     4.11            110
      (.03)          0.00           (.37)          9.80           4.33          5,180           2.10(d)        3.80             15
      (.02)(a)       0.00           (.13)(c)       9.77            .28          7,128           2.10(d)        3.26            144
      (.06)(a)       0.00           (.31)(c)       9.87          (1.56)         8,763           2.10*(d)       2.60*            55


     $0.00         $ (.01)         $(.58)         $7.41           6.49%      $354,782           1.02%          7.66%           330%
      0.00           0.00           (.58)          7.52           1.74        397,894           1.01           7.38            334
      0.00           0.00           (.65)          7.96          10.37        463,660           1.01           8.27            190
      0.00           0.00           (.65)          7.84          (1.93)       482,595           1.02           7.76            188
      0.00           0.00           (.68)          8.64          12.23        527,968           1.10           8.04            386
      0.00           0.00           (.72)          8.34          13.52        492,448           1.12           8.43            418
      0.00           0.00           (.83)          8.01           8.97        491,910           1.07          10.02            402
      0.00           0.00           (.83)          8.14           5.99        510,675           1.09          10.35            455
      0.00           0.00           (.88)          8.49          10.87        532,525           1.11          10.70            148
      0.00           0.00           (.93)          8.51           6.41        529,909           1.14          10.70            149

     $0.00         $ (.01)         $(.53)         $7.41           5.69%      $471,889           1.73%          6.95%           330%
      0.00           0.00           (.52)          7.52           1.01        628,628           1.72           6.67            334
      0.00           0.00           (.59)          7.96           9.52        774,097           1.72           7.57            190
      0.00           0.00           (.59)          7.84          (2.63)       756,282           1.72           7.04            188
      0.00           0.00           (.62)          8.64          11.45        552,471           1.81           7.25            386
      0.00           0.00           (.49)          8.34           6.95         32,227           1.80*          7.40*           418

     $0.00         $ (.01)         $(.53)         $7.41           5.69%      $115,607           1.72%          6.96%           330%
      0.00           0.00           (.52)          7.52           1.01        166,075           1.71           6.68            334
      0.00           0.00           (.59)          7.96           9.67        181,948           1.71           7.59            190
      0.00           0.00           (.59)          7.83          (2.75)       231,859           1.70           6.97            188
      0.00           0.00           (.10)          8.64           2.12         67,757           1.80*          6.00*           386


     $0.00          $(.02)         $(.54)         $9.44           5.79%      $ 16,197           2.41%(e)       5.52%           249%
      0.00           (.03)          (.54)          9.45           5.11         16,248           2.22(e)        5.44            159
      0.00           (.03)          (.53)          9.52           5.91         27,887           2.14(e)        5.53            293
      0.00           (.04)          (.53)          9.51           1.03         43,173           1.34(e)        4.78            375
      0.00           0.00           (.58)          9.94           7.02         59,215           1.54(e)        5.66            499
      0.00           0.00           (.34)          9.84           1.84         24,186           1.44*(d)(e)    6.58*(d)        101

     $0.00          $(.02)         $(.47)         $9.44           5.04%      $ 33,613           3.14%(e)       4.80%           249%
      0.00           (.03)          (.47)          9.45           4.36         50,386           2.94(e)        4.73            159
      0.00           (.03)          (.47)          9.52           5.05         84,362           2.85(e)        4.83            293
      0.00           (.03)          (.46)          9.52            .42        136,458           2.08(e)        4.12            375
      0.00           0.00           (.51)          9.94           6.27        168,157           2.26(e)        4.98            499
      0.00           0.00           (.30)          9.84           1.50        149,188           2.13*(d)(e)    6.01*(d)        101

     $0.00          $(.02)         $(.47)         $9.44           5.05%      $ 28,738           3.13%(e)       4.82%           249%
      0.00           (.02)          (.47)          9.45           4.38         43,457           2.92(e)        4.75            159
      0.00           (.03)          (.47)          9.52           5.06         68,459           2.85(e)        4.84            293
      0.00           (.03)          (.46)          9.52            .42        141,838           2.04(e)        4.10            375
      0.00           0.00           (.28)          9.94           2.40        228,703           1.74*(e)       3.70*           499


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


9


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN    DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE   NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS       INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------   --------------   --------------
MORTGAGE SECURITIES INCOME
CLASS A
Year Ended 12/31/97                  $8.51          $.54(h)          $ .15             $ .69            $(.54)            $0.00
Year Ended 12/31/96                   8.75           .54(h)           (.19)              .35             (.51)             0.00
Year Ended 12/31/95                   8.13           .57(h)            .64              1.21             (.57)             0.00
Year Ended 12/31/94                   9.29           .57             (1.13)             (.56)            (.58)             0.00
Year Ended 12/31/93                   9.08           .67               .23               .90             (.67)             0.00
Year Ended 12/31/92                   9.21           .77              (.09)              .68             (.81)             0.00
Year Ended 12/31/91                   8.79           .88               .41              1.29             (.87)             0.00
Year Ended 12/31/90                   8.76           .87               .03               .90             (.87)             0.00
Year Ended 12/31/89                   8.81           .97              (.05)              .92             (.97)             0.00
Year Ended 12/31/88                   9.03           .99              (.23)              .76             (.98)             0.00
Year Ended 12/31/87                   9.74          1.00              (.68)              .32            (1.00)             (.03)

CLASS B
Year Ended 12/31/97                  $8.51          $.48(h)          $ .15             $ .63            $(.48)            $0.00
Year Ended 12/31/96                   8.75           .48(h)           (.19)              .29             (.46)             0.00
Year Ended 12/31/95                   8.13           .51(h)            .64              1.15             (.51)             0.00
Year Ended 12/31/94                   9.29           .51             (1.14)             (.63)            (.51)             0.00
Year Ended 12/31/93                   9.08           .61               .22               .83             (.60)             0.00
1/30/92++ to 12/31/92                 9.16           .68              (.08)              .60             (.68)             0.00

CLASS C
Year Ended 12/31/97                  $8.51          $.48(h)          $ .15             $ .63            $(.48)            $0.00
Year Ended 12/31/96                   8.75           .48(h)           (.19)              .29             (.46)             0.00
Year Ended 12/31/95                   8.13           .51(h)            .64              1.15             (.51)             0.00
Year Ended 12/31/94                   9.29           .51             (1.14)             (.63)            (.51)             0.00
5/3/93++ to 12/31/93                  9.30           .40              0.00               .40             (.40)             0.00

WORLD INCOME
Year Ended 10/31/97                  $1.67          $.07(h)          $(.01)            $ .06            $(.06)            $0.00
Year Ended 10/31/96                   1.66           .09(h)            .02               .11             (.10)             0.00
Year Ended 10/31/95                   1.88           .11(h)           (.23)             (.12)            0.00              0.00
Year Ended 10/31/94                   1.90           .18              (.12)              .06             (.05)             0.00
Year Ended 10/31/93                   1.91           .22              (.16)              .06             (.07)             0.00
Year Ended 10/31/92                   1.98           .19              (.17)              .02             (.09)             0.00
12/3/90+ to 10/31/91                  2.00           .14              (.03)              .11             (.13)             0.00

SHORT-TERM MULTI-MARKET
CLASS A
Year Ended 10/31/97                  $7.73          $.51(h)          $(.04)            $ .47            $(.56)            $0.00
Year Ended 10/31/96                   7.47           .60(h)            .35               .95             (.69)             0.00
Year Ended 10/31/95                   8.71           .46(h)           (.98)             (.52)            0.00              0.00
Year Ended 10/31/94                   9.25           .93              (.86)              .07             0.00              0.00
Year Ended 10/31/93                   9.25           .92              (.32)              .60             (.60)             0.00
Year Ended 10/31/92                   9.94           .91              (.86)              .05             (.72)             (.02)
Year Ended 10/31/91                   9.89           .97               .06              1.03             (.97)             (.01)
Year Ended 10/31/90                   9.69          1.09               .19              1.28            (1.08)             0.00
5/5/89+ to 10/31/89                   9.70           .53              (.01)              .52             (.53)             0.00

CLASS B
Year Ended 10/31/97                  $7.73          $.45(h)          $(.04)            $ .41            $(.45)            $0.00
Year Ended 10/31/96                   7.47           .54(h)            .35               .89             (.63)             0.00
Year Ended 10/31/95                   8.71           .41(h)           (.99)             (.58)            0.00              0.00
Year Ended 10/31/94                   9.25           .94              (.93)              .01             0.00              0.00
Year Ended 10/31/93                   9.25           .87              (.34)              .53             (.53)             0.00
Year Ended 10/31/92                   9.94           .84              (.86)             (.02)            (.65)             (.02)
Year Ended 10/31/91                   9.89           .89               .07               .96             (.90)             (.01)
2/5/90++ to 10/31/90                  9.77           .74               .12               .86             (.74)             0.00

CLASS C
Year Ended 10/31/97                  $7.73          $.45(h)          $(.04)            $ .41            $(.45)            $0.00
Year Ended 10/31/96                   7.47           .51(h)            .38               .89             (.63)             0.00
Year Ended 10/31/95                   8.71           .39(h)           (.97)             (.58)            0.00              0.00
Year Ended 10/31/94                   9.25           .58              (.57)              .01             0.00              0.00
5/3/93++ to 10/31/93                  9.18           .28               .05               .33             (.26)             0.00

MULTI-MARKET STRATEGY
CLASS A
Year Ended 10/31/97                  $7.23          $.47(h)          $ .08             $ .55            $(.47)            $0.00
Year Ended 10/31/96                   6.83           .59(h)            .48              1.07             (.67)             0.00
Year Ended 10/31/95                   8.04           .77(h)          (1.31)             (.54)            0.00              0.00
Year Ended 10/31/94                   8.94           .85             (1.08)             (.23)            (.09)             0.00
Year Ended 10/31/93                   8.85          1.02              (.26)              .76             (.67)             0.00
Year Ended 10/31/92                   9.91          1.00             (1.23)             (.23)            (.81)             (.02)
5/29/91+ to 10/28/91                 10.00           .42              (.09)              .33             (.42)             0.00

CLASS B
Year Ended 10/31/97                  $7.23          $.42(h)          $ .06             $ .48            $(.42)            $0.00
Year Ended 10/31/96                   6.83           .53(h)            .47              1.00             (.60)             0.00
Year Ended 10/31/95                   8.04           .44(h)          (1.05)             (.61)            0.00              0.00
Year Ended 10/31/94                   8.94           .88             (1.18)             (.30)            (.08)             0.00
Year Ended 10/31/93                   8.85           .92              (.22)              .70             (.61)             0.00
Year Ended 10/31/92                   9.91          1.04             (1.34)             (.30)            (.74)             (.02)
5/29/91+ to 10/28/91                 10.00           .39              (.09)              .30             (.39)             0.00

CLASS C
Year Ended 10/31/97                  $7.23          $.42(h)          $ .07             $ .49            $(.42)            $0.00
Year Ended 10/31/96                   6.83           .54(h)            .47              1.01             (.61)             0.00
Year Ended 10/31/95                   8.04           .44(h)          (1.04)             (.60)            0.00              0.00
Year Ended 10/31/94                   8.94           .46              (.75)             (.29)            (.09)             0.00
5/3/93++ to 10/31/93                  8.76           .32               .16               .48             (.30)             0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


10


 DISTRIBUTIONS                                                   TOTAL       NET ASSETS                     RATIO OF NET
   IN EXCESS                       TOTAL                      INVESTMENT      AT END OF          RATIO       INVESTMENT
     OF NET         RETURN       DIVIDENDS      NET ASSET       RETURN         PERIOD        OF EXPENSES    INCOME (LOSS)  PORTFOLIO
   INVESTMENT         OF            AND         VALUE END    BASED ON NET      (000'S         TO AVERAGE     TO AVERAGE     TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)   OMITTED)        NET ASSETS     NET ASSETS       RATE
 -------------   ------------  --------------  -----------  ---------------  -----------   ---------------  -------------  ---------

    $(.03)          $0.00         $(.57)          $8.63           8.04%       $372,494         1.41%(e)          6.30%          184%
     0.00            (.08)         (.59)           8.51           4.23         412,899         1.68(e)           6.38           208
     0.00            (.02)         (.59)           8.75          15.34         502,390         1.66(e)           6.77           285
     0.00            (.02)         (.60)           8.13          (6.14)        553,889         1.29(e)           6.77           438
     (.02)           0.00          (.69)           9.29          10.14         848,069         1.00              7.20           622
     0.00            0.00          (.81)           9.08           7.73         789,898         1.18              8.56           555
     0.00            0.00          (.87)           9.21          15.44         544,171         1.16              9.92           439
     0.00            0.00          (.87)           8.79          11.01         495,353         1.12             10.09           393
     0.00            0.00          (.97)           8.76          10.98         556,077         1.13             11.03           328
     0.00            0.00          (.98)           8.81           8.64         619,572         1.11             10.80           239
     0.00            0.00         (1.03)           9.03           3.49         682,650         1.15             10.79           211

    $(.03)          $0.00         $(.51)          $8.63           7.60%       $323,916         2.14%(e)          5.60%          184%
     0.00            (.07)         (.53)           8.51           3.46         477,196         2.37(e)           5.66           208
     0.00            (.02)         (.53)           8.75          14.48         737,593         2.37(e)           6.06           285
     0.00            (.02)         (.53)           8.13          (6.84)        921,418         2.00(e)           6.05           438
     (.02)           0.00          (.62)           9.29           9.38       1,454,303         1.70              6.47           622
     0.00            0.00          (.68)           9.08           7.81       1,153,957         1.67*             5.92*          555

    $(.03)          $0.00         $(.51)          $8.63           7.60%        $27,859         2.12%(e)          5.61%          184%
     0.00            (.07)         (.53)           8.51           3.46          35,355         2.38(e)           5.67           208
     0.00            (.02)         (.53)           8.75          14.46          45,558         2.35(e)           6.07           285
     0.00            (.02)         (.53)           8.13          (6.84)         58,338         1.97(e)           6.06           438
     (.01)           0.00          (.41)           9.29           4.34          91,724         1.67*             5.92*          622
    $0.00           $(.05)        $(.11)          $1.62           3.47%        $21,529         2.25%(d)          4.35%          N/A
     0.00            0.00          (.10)           1.67           6.98          44,890         2.10(d)           5.37           N/A
     0.00            (.10)         (.10)           1.66          (6.35)         55,778         1.97(d)           6.46           N/A
     0.00            (.03)         (.08)           1.88           3.27         103,310         1.70(d)           3.96           N/A
     0.00            0.00          (.07)           1.90           3.51         149,623         1.54 (d)          5.14           N/A
     0.00            0.00          (.09)           1.91           1.26         318,716         1.59(d)           7.21           N/A
     0.00            0.00          (.13)           1.98           6.08       1,059,222         1.85*(d)          7.29*          N/A


    $(.05)          $0.00         $(.61)          $7.59           6.20%       $434,273         1.28%(i)          6.54%          172%
     0.00            0.00          (.69)           7.73          13.23         386,545         1.29              7.85           208
     0.00            (.72)         (.72)           7.47          (5.74)        320,333         1.23              7.39           230
     0.00            (.61)         (.61)           8.71            .84         593,677         1.13              7.28           109
     0.00            0.00          (.60)           9.25           6.67         953,571         1.16              8.26           182
     0.00            0.00          (.74)           9.25            .49       1,596,903         1.10              9.00           133
     0.00            0.00          (.98)           9.94          10.91       2,199,393         1.09              9.64           146
     0.00            0.00         (1.08)           9.89          13.86       1,346,035         1.18             10.81           152
     0.00            0.00          (.53)           9.69           5.57         210,294         1.14*            10.83*           10

    $(.10)          $0.00         $(.55)          $7.59           5.42%        $86,785         1.99%(i)          5.83%          172%
     0.00            0.00          (.63)           7.73          12.34         273,109         2.00              7.14           208
     0.00            (.66)         (.66)           7.47          (6.50)        523,530         1.95              6.69           230
     0.00            (.55)         (.55)           8.71            .12       1,003,633         1.85              6.58           109
     0.00            0.00          (.53)           9.25           5.91       1,742,703         1.87              7.57           182
     0.00            0.00          (.67)           9.25           (.24)      2,966,071         1.81              8.28           133
     0.00            0.00          (.91)           9.94          10.11       3,754,003         1.81              8.87           146
     0.00            0.00          (.74)           9.89           9.07       1,950,330         1.86*             9.90*          152

    $(.10)          $0.00         $(.55)          $7.59           5.42%         $6,004         1.99%(i)          5.83%          172%
     0.00            0.00          (.63)           7.73          12.35          10,031         1.98              7.15           208
     0.00            (.66)         (.66)           7.47          (6.49)          3,416         1.92              6.66           230
     0.00            (.55)         (.55)           8.71            .12           8,136         1.83              6.50           109
     0.00            0.00          (.26)           9.25           3.66           5,538         1.82*             7.19*          182


    $(.20)          $0.00         $(.67)          $7.11           7.82%        $96,133         1.58%(i)          6.50%          173%
     0.00            0.00          (.67)           7.23          16.37          68,776         1.64(f)           8.40           215
     0.00            (.67)         (.67)           6.83          (6.47)         76,837         1.60(f)           8.56           400
     0.00            (.58)         (.67)           8.04          (2.64)         52,385         1.41(f)           7.17           605
     0.00            0.00          (.67)           8.94           9.01          82,977         1.94(f)           9.17(g)        200
     0.00            0.00          (.83)           8.85          (2.80)        141,526         2.53(f)          10.58(g)        239
     0.00            0.00          (.42)           9.91           3.68         143,594         2.81*(f)         10.17*(g)       121

    $(.18)          $0.00         $(.60)          $7.11           6.90%        $29,949         2.29%(i)          5.79%          173%
     0.00            0.00          (.60)           7.23          15.35          88,427         2.35(f)           7.69           215
     0.00            (.60)         (.60)           6.83          (7.31)        116,551         2.29(f)           7.53           400
     0.00            (.52)         (.60)           8.04          (3.35)        233,896         2.11(f)           6.44           605
     0.00            0.00          (.61)           8.94           8.25         431,186         2.64(f)           8.46(g)        200
     0.00            0.00          (.76)           8.85          (3.51)        701,465         3.24(f)           9.83(g)        239
     0.00            0.00          (.39)           9.91           3.36         662,981         3.53*(f)          9.40*(g)       121

    $(.19)          $0.00         $(.61)          $7.11           6.92%         $1,203         2.28%(i)          5.80%          173%
     0.00            0.00          (.61)           7.23          15.36           1,076         2.34(f)           7.62           215
     0.00            (.61)         (.61)           6.83          (7.29)            786         2.29(f)           7.55           400
     0.00            (.52)         (.61)           8.04          (3.34)          1,252         2.08(f)           6.10           605
     0.00            0.00          (.30)           8.94           5.54             718         2.44*(f)          7.17*(g)       200


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


11


                                      NET                             NET               NET
                                     ASSET                       REALIZED AND        INCREASE
                                     VALUE                        UNREALIZED       (DECREASE) IN    DIVIDENDS FROM    DISTRIBUTIONS
                                 BEGINNING OF   NET INVESTMENT  GAIN (LOSS) ON    NET ASSET VALUE   NET INVESTMENT      FROM NET
FISCAL YEAR OR PERIOD               PERIOD       INCOME (LOSS)    INVESTMENTS     FROM OPERATIONS       INCOME       REALIZED GAINS
---------------------            ------------   --------------  ---------------   ---------------   --------------   --------------
NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Year Ended 11/30/97                 $ 8.01         $1.03(h)         $ (.05)            $ .98           $(..97)            $0.00
Year Ended 11/30/96                   6.75          1.09(h)           1.14              2.23             (.75)             0.00
Year Ended 11/30/95                   8.13          1.18(h)          (1.59)             (.41)            0.00              0.00
Year Ended 11/30/94                  10.35          1.02             (2.12)            (1.10)            (.91)             0.00
Year Ended 11/30/93                   9.70          1.09               .66              1.75            (1.09)             (.01)
3/27/92+ to 11/30/92                 10.00           .69              (.31)              .38             (.68)             0.00

CLASS B
Year Ended 11/30/97                 $ 8.01         $ .98(h)         $ (.07)            $ .91            $(.90)            $0.00
Year Ended 11/30/96                   6.75          1.04(h)           1.12              2.16             (.69)             0.00
Year Ended 11/30/95                   8.13          1.13(h)          (1.61)             (.48)            0.00              0.00
Year Ended 11/30/94                  10.35           .96             (2.13)            (1.17)            (.84)             0.00
Year Ended 11/30/93                   9.70          1.01               .67              1.68            (1.02)             (.01)
3/27/92+ to 11/30/92                 10.00           .64              (.31)              .33             (.63)             0.00

CLASS C
Year Ended 11/30/97                 $ 8.01         $ .98(h)         $ (.07)            $ .91            $(.90)            $0.00
Year Ended 11/30/96                   6.75          1.05(h)           1.11              2.76             (.69)             0.00
Year Ended 11/30/95                   8.13          1.13(h)          (1.61)             (.48)            0.00              0.00
Year Ended 11/30/94                  10.34           .96             (2.12)            (1.16)            (.84)             0.00
5/3/93++ to 11/30/93                 10.04           .58               .30               .88             (.58)             0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/97                  $10.01         $ .88(h)         $ 1.85             $2.73            $(.95)           $(1.15)
Year Ended 8/31/96                    8.02           .84              2.10              2.94             (.95)             0.00
Year Ended 8/31/95                    9.14           .86             (1.10)             (.24)            (.88)             0.00
2/25/94+ to 8/31/94                  10.00           .45              (.86)             (.41)            (.45)             0.00

CLASS B
Year Ended 8/31/97                  $10.01         $ .81(h)         $ 1.84             $2.65            $(.87)           $(1.15)
Year Ended 8/31/96                    8.02           .78              2.08              2.86             (.87)             0.00
Year Ended 8/31/95                    9.14           .80             (1.11)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42              (.86)             (.44)            (.42)             0.00

CLASS C
Year Ended 8/31/97                  $10.01         $ .82(h)         $ 1.84             $2.66            $(.88)           $(1.15)
Year Ended 8/31/96                    8.02           .77              2.10              2.87             (.88)             0.00
Year Ended 8/31/95                    9.14           .79             (1.10)             (.31)            (.81)             0.00
2/25/94+ to 8/31/94                  10.00           .42              (.86)             (.44)            (.42)             0.00

GLOBAL STRATEGIC INCOME
CLASS A
Year Ended 10/31/97                 $10.83         $ .74(h)         $ 1.02             $1.76            $(.75)            $(.10)
1/9/96+ to 10/31/96                  10.00           .69(h)            .95              1.64             (.81)             0.00

CLASS B
Year Ended 10/31/97                 $10.83         $ .66(h)         $ 1.03             $1.69            $(.67)            $(.10)
3/25/96++ to 10/31/96                 9.97           .41(h)           1.01              1.42             (.56)             0.00

CLASS C
Year Ended 10/31/97                 $10.83         $ .66(h)         $ 1.03             $1.69            $(.67)            $(.10)
3/25/96++ to 10/31/96                 9.97           .39(h)           1.03              1.42             (.56)             0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/97                  $13.29         $1.15(h)         $  .97             $2.12           $(1.22)            $0.00
Year Ended 6/30/96                   12.92          1.26               .27              1.53            (1.16)             0.00
Year Ended 6/30/95                   12.51          1.19               .36              1.55            (1.14)             0.00
Year Ended 6/30/94                   14.15          1.11             (1.36)             (.25)           (1.11)             (.25)
Year Ended 6/30/93                   12.01          1.25              2.13              3.38            (1.24)             0.00
Year Ended 6/30/92                   11.21          1.06               .82              1.88            (1.08)             0.00
Year Ended 6/30/91                   11.39          1.11              (.06)             1.05            (1.23)             0.00
Year Ended 6/30/90                   12.15          1.24              (.86)              .38            (1.14)             0.00
Year Ended 6/30/89                   11.82          1.12               .32              1.44            (1.11)             0.00
Year Ended 6/30/88                   12.24          1.10              (.38)              .72            (1.14)             0.00
Nine Months Ended 6/30/87            12.25           .86              (.06)              .80             (.81)             0.00
Year Ended 9/30/86                   11.52          1.20               .73              1.93            (1.20)             0.00

CLASS B
Year Ended 6/30/97                  $13.29         $1.05(h)         $  .98             $2.03           $(1.13)            $0.00
Year Ended 6/30/96                   12.92          1.15               .29              1.44            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.11               .36              1.47            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02             (1.37)             (.35)           (1.04)             (.25)
1/8/93++ to 6/30/93                  12.47           .49              1.69              2.18             (.50)             0.00

CLASS C
Year Ended 6/30/97                  $13.29         $1.04(h)         $  .99             $2.03           $(1.13)            $0.00
Year Ended 6/30/96                   12.93          1.14               .29              1.43            (1.07)             0.00
Year Ended 6/30/95                   12.50          1.10               .38              1.48            (1.05)             0.00
Year Ended 6/30/94                   14.15          1.02             (1.37)             (.35)           (1.05)             (.25)
5/3/93++ to 6/30/93                  13.63           .16               .53               .69             (.17)             0.00

HIGH YIELD
CLASS A
4/22/97+ to 8/31/97                 $10.00         $ .37(h)         $ 1.15             $1.52            $(.35)            $0.00

CLASS B
4/22/97+ to 8/31/97                 $10.00         $ .31(h)         $ 1.19             $1.50            $(.33)            $0.00

CLASS C
4/22/97+ to 8/31/97                 $10.00         $ .32(h)         $ 1.18             $1.50            $(.33)            $0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


12


 DISTRIBUTIONS                                                   TOTAL        NET ASSETS                    RATIO OF NET
   IN EXCESS                       TOTAL                      INVESTMENT       AT END OF         RATIO       INVESTMENT
     OF NET         RETURN       DIVIDENDS      NET ASSET       RETURN          PERIOD       OF EXPENSES    INCOME (LOSS)  PORTFOLIO
   INVESTMENT         OF            AND         VALUE END    BASED ON NET       (000'S        TO AVERAGE     TO AVERAGE     TURNOVER
     INCOME        CAPITAL     DISTRIBUTIONS    OF PERIOD   ASSET VALUE (B)    OMITTED)       NET ASSETS     NET ASSETS       RATE
 -------------   ------------  --------------  -----------  ---------------  -----------   ---------------  -------------  ---------

    $0.00           $0.00        $ (.97)         $ 8.02          12.85%      $  511,749        2.15%(f)         12.78%          118%
     0.00            (.22)         (.97)           8.01          35.22          385,784        2.34(f)          14.82           166
     0.00            (.97)         (.97)           6.75          (3.59)         252,608        2.62(f)          18.09           180
     0.00            (.21)        (1.12)           8.13         (11.32)         303,538        1.70(f)          11.22           131
     0.00            0.00         (1.10)          10.35          18.99          268,233        1.61(f)          10.77           254
     0.00            0.00          (.68)           9.70           3.49           61,702        2.45*(d)(f)      10.93*           86

    $0.00           $0.00        $ (.90)         $ 8.02          11.88%      $1,378,407        2.86%(f)         12.15%          118%
     0.00            (.21)         (.90)           8.01          33.96        1,329,719        3.05(f)          14.20           166
     0.00            (.90)         (.90)           6.75          (4.63)       1,123,074        3.33(f)          17.31           180
     0.00            (.21)        (1.05)           8.13         (11.89)       1,639,602        2.41(f)          10.53           131
     0.00            0.00         (1.03)          10.35          18.15        1,313,591        2.31(f)          10.01           254
     0.00            0.00          (.63)           9.70           3.30          216,317        3.13*(d)(f)      10.16*           86

    $0.00           $0.00        $ (.90)         $ 8.02          11.88%      $  283,483        2.85%(f)         12.14%          118%
     0.00            (.21)         (.90)           8.01          33.96          250,676        3.04(f)          14.22           166
     0.00            (.90)         (.90)           6.75          (4.63)         219,009        3.33(f)          17.32           180
     0.00            (.21)        (1.05)           8.13         (11.89)         369,714        2.39(f)          10.46           131
     0.00            0.00          (.58)          10.34           9.00          310,230        2.21*(f)          9.74*          254


    $0.00           $0.00        $(2.10)         $10.64          30.04%      $   37,416        1.55%             8.49%          314%
     0.00            0.00          (.95)          10.01          38.47           23,253        1.65              9.23           315
     0.00            0.00          (.88)           8.02          (1.48)          12,020        1.93             11.25           301
     0.00            0.00          (.45)           9.14          (3.77)          10,995         .75*(d)          9.82*          100

    $0.00           $0.00        $(2.02)         $10.64          29.14%      $   93,377        2.26%             7.81%          314%
     0.00            0.00          (.87)          10.01          37.36           84,295        2.37              8.57           315
     0.00            0.00          (.81)           8.02          (2.40)          62,406        2.64             10.52           301
     0.00            0.00          (.42)           9.14          (4.17)          47,030        1.45*(d)          9.11*          100

    $0.00           $0.00        $(2.03)         $10.64          29.17%      $   25,130        2.25%             7.82%          314%
     0.00            0.00          (.88)          10.01          37.40           14,511        2.35              8.52           315
     0.00            0.00          (.81)           8.02          (2.36)           9,330        2.63             10.46           301
     0.00            0.00          (.42)           9.14          (4.16)          10,404        1.45*(d)          9.05*          100


    $(.28)          $0.00        $(1.13)         $11.46          16.83%      $   12,954        1.90%(d)          6.56%          417%
     0.00            0.00          (.81)          10.83          17.31            2,295        1.90*(d)          8.36*          282

    $(.29)          $0.00        $(1.06)         $11.46          16.12%      $   18,855        2.60%(d)          5.86%          417%
     0.00            0.00          (.56)          10.83          14.47              800        2.60*(d)          7.26*          282

    $(.29)          $0.00        $(1.06)         $11.46          16.12%      $    4,388        2.60%(d)          5.86%          417%
     0.00            0.00          (.56)          10.83          14.47              750        2.60*(d)          7.03*          282


    $0.00           $0.00        $(1.22)         $14.19          16.59%      $  370,845        1.12%             8.34%          307%
     0.00            0.00         (1.16)          13.29          12.14          277,369        1.20              9.46           389
     0.00            0.00         (1.14)          12.92          13.26          230,750        1.24              9.70           387
     (.03)           0.00         (1.39)          12.51          (2.58)         219,182        1.30              7.76           372
     0.00            0.00         (1.24)          14.15          29.62          216,171        1.39              9.29           579
     0.00            0.00         (1.08)          12.01          17.43           60,356        1.48              8.98           610
     0.00            0.00         (1.23)          11.21           9.71           62,268        1.44              9.84           357
     0.00            0.00         (1.14)          11.39           3.27           68,049        1.51             10.70           480
     0.00            0.00         (1.11)          12.15          12.99           52,381        1.84              9.53           104
     0.00            0.00         (1.14)          11.82           6.24           37,587        1.81              9.24            98
     0.00            0.00          (.81)          12.24           7.32           41,072        1.27              9.17            95
     0.00            0.00         (1.20)          12.25          17.19           45,178        1.08              9.80           240

    $0.00           $0.00        $(1.13)         $14.19          15.80%      $  480,326        1.82%             7.62%          307%
     0.00            0.00         (1.07)          13.29          11.38          338,152        1.90              8.75           389
     0.00            0.00         (1.05)          12.92          12.54          241,393        1.99              9.07           387
     (.01)           0.00         (1.30)          12.50          (3.27)         184,129        2.00              7.03           372
     0.00            0.00          (.50)          14.15          17.75           55,508        2.10*             7.18*          579

    $0.00           $0.00        $(1.13)         $14.19          15.80%      $  174,762        1.82%             7.61%          307%
     0.00            0.00         (1.07)          13.29          11.30           83,095        1.90              8.74           389
     0.00            0.00         (1.05)          12.93          12.62           51,028        1.84              8.95           387
     0.00            0.00         (1.30)          12.50          (3.27)          50,860        1.99              6.98           372
     0.00            0.00          (.17)          14.15           5.08            5,115        2.05*             5.51*          579


    $0.00           $0.00        $ (.35)         $11.17          15.33%      $    5,889        1.70%*(d)         8.04%*          73%

    $0.00           $0.00        $ (.33)         $11.17          15.07%      $   43,297        2.40*(d)          7.19*           73%

    $0.00           $0.00        $ (.33)         $11.17          15.07%      $    7,575        2.40*(d)          7.24*           73%


PLEASE REFER TO THE FOOTNOTES ON PAGE 14.


13


#    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
("EQUITABLE") SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE "TRUST"), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER TO THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) "TOTAL DIVIDENDS AND DISTRIBUTIONS" INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME, FOR THE YEAR ENDED APRIL 30, 1994, WITH RESPECT TO CLASS A SHARES OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995, 3.04% FOR THE YEAR ENDED AUGUST 31, 1996 AND 2.42% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995, 3.74% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997; WITH RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994 (ANNUALIZED), 4.23% FOR THE YEAR ENDED AUGUST 31, 1995, 3.72% FOR THE YEAR ENDED AUGUST 31, 1996 AND 3.10% FOR THE YEAR ENDED AUGUST 31, 1997. IF LIMITED MATURITY GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR LIMITED MATURITY GOVERNMENT WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, 2.35% FOR 1995, 2.48% FOR
1996 AND 2.63% FOR 1997. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED). IF GLOBAL STRATEGIC INCOME HAD BORNE ALL EXPENSES FOR THE RESPECTIVE PERIODS JANUARY 9, 1996 TO OCTOBER 31, 1996 AND ITS FISCAL YEAR ENDED IN 1997, THE EXPENSE RATIO WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 19.20% (ANNUALIZED) AND 4.06% RESPECTIVELY; WITH RESPECT TO CLASS B SHARES, 19.57% (ANNUALIZED) AND 4.76% RESPECTIVELY; AND WITH RESPECT TO
CLASS C SHARES, 19.49% (ANNUALIZED), AND 4.77% RESPECTIVELY. IF HIGH YIELD HAD BORNE ALL EXPENSES FOR THE PERIOD APRIL 22, 1997 TO AUGUST 31, 1997, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 3.11% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 3.85% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 3.84% (ANNUALIZED).

(E) IF SHORT-TERM U.S. GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.40% FOR 1996 AND 1997; WITH RESPECT TO CLASS B SHARES, 2.10% FOR 1996 AND 1997; AND WITH RESPECT TO CLASS C SHARES, 2.10% FOR 1996 AND 1997. IF LIMITED MATURITY GOVERNMENT HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, 1.41% FOR 1995,
1.58% FOR 1996, AND 1.65% FOR 1997; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, 2.11% FOR 1995, 2.30%
FOR 1996 AND 2.39% FOR 1997; WITH RESPECT TO CLASS C SHARES, 1.58% (ANNUALIZED), FOR 1993, 1.89% FOR 1994, 2.10% FOR 1995, 2.29% FOR 1996 AND
2.37% FOR 1997. IF MORTGAGE SECURITIES INCOME FUND HAD NOT BORNE INTEREST EXPENSE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES .97% FOR 1994, 1.03% FOR 1995, 1.03% FOR 1996 AND 1.07% FOR 1997; WITH RESPECT TO CLASS B SHARES, 1.68% FOR 1994, 1.74% FOR 1995, 1.74% FOR 1996 AND 1.78% FOR 1997; WITH RESPECT TO CLASS C SHARES 1.69% FOR 1994, 1.73% FOR 1995, 1.73% FOR 1996, AND 1.77% FOR 1997.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993, 1.30% FOR 1994, 1.55% FOR 1995, AND 1.60% FOR
1996; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993, 2.01% FOR 1994, 2.22% FOR 1995, AND 2.31% FOR 1996; WITH
RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993, 1.99% FOR 1994, 2.24% FOR 1995, AND 2.30% FOR 1996. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.37% FOR 1994, 1.51% FOR 1995, 1.41% FOR 1996 AND
1.38% FOR 1997; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993, 2.07% FOR 1994, 2.22% FOR 1995, 2.12% FOR 1996 AND 2.09% FOR
1997; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993, 2.06% FOR 1994, 2.21% FOR 1995, 2.12% FOR 1996, AND 2.08% FOR 1997.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.

(H)  BASED ON AVERAGE SHARES OUTSTANDING.

(I) AMOUNTS DO NOT REFLECT THE IMPACT OF EXPENSE OFFSET ARRANGEMENT WITH THE TRANSFER AGENT. TAKING INTO ACCOUNT SUCH EXPENSE OFFSET ARRANGEMENTS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS, ABSENT THE ASSUMPTION AND/OR WAIVER/REIMBURSEMENT OF EXPENSES FOR SHORT-TERM MULTI-MARKET THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.27% FOR 1997, WITH RESPECT TO CLASS B SHARES 1.98% FOR 1997 AND WITH RESPECT TO CLASS C SHARES 1.98% FOR 1997. FOR MULTI-MARKET STRATEGY THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES 1.57% FOR 1997, WITH RESPECT TO CLASS B 2.28% FOR 1997 AND WITH RESPECT TO CLASS C 2.27% FOR 1997.


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                                   GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Funds-Additional Investment Practices" and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

   ARMS, which are adjustable-rate mortgage securities;

   SMRS, which are stripped mortgage-related securities;

   CMOS, which are collateralized mortgage obligations;

   GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association;

   FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association; and

   FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan Mortgage Corporation.


INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

NRSRO is a nationally recognized securities rating organization.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch IBCA, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps. HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch or Duff 2 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT").

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.


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                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ("Short-Term U.S. Government") seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. In periods of rising interest rates the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices-Mortgage-Related Securities." The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales "against the box," (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ("U.S. Government") seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see "Additional Investment Practices." The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Arkansas, California, Colorado, Connecticut*, Delaware, Florida, Hawaii*, Illinois, Indiana, Kansas, Louisiana, Maine, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, South Dakota*, Texas, Utah and Virginia, (iii) credit unions chartered under the laws of California, Florida*, Georgia, Illinois, Kentucky, Maine, Maryland*, Nevada*, New Hampshire, Ohio*, Oregon*, Pennsylvania*, South Carolina, Utah, Washington and West Virginia, and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut*, Delaware, Florida, Georgia, Hawaii*, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina*, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia and Wyoming. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
Alliance Limited Maturity Government Fund, Inc. ("Limited Maturity Government") seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of the value of its total assets invested in U.S. Government securities, including mortgage-related securities, and repurchase agreements relating to U.S. Government


16


securities. For a description of these securities, see "Additional Investment Practices."

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

The Fund may invest up to 35% of its total assets in (i) high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities, (ii) Treasury securities issued by private corporate issuers, (iii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of domestic and foreign banks having total assets of more than $1 billion, (iv) higher quality commercial paper or, if not rated, issued by companies that have high quality debt issues outstanding and
(v) high quality debt securities of corporate issuers.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these investment practices, see "Additional Investment Practices."

The Fund may invest up to 15% of the value of its total assets in debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign debt securities are of high quality. The percentage of the Fund's assets invested in foreign debt securities will vary and its portfolio of foreign debt securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See "Risk Considerations-Foreign Investment."


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ("Mortgage Securities Income") is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see "Additional Investment Practices."


MULTI-MARKET FUNDS

The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


17



ALLIANCE WORLD INCOME TRUST

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ("World Income"), Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") and Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies, but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Practices-Forward Foreign Currency Exchange Contracts"), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-U.S. Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian


18



Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or unrated commercial paper determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in "Additional Investment Practices-Repurchase Agreements." See "Risk Considerations-Investment in the Banking Industry."

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if, as a result, more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ("North American Government Income") seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities"). The Fund expects that it will not retain a debt security which is down graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the


19



balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bonos del Tesoro ("BOTE"), which are obligations of the Argentine Treasury, and (ii) Bonos de Consolidacion Economica ("BOCON"), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years. Although not all Argentine Government securities are rated investment grade quality by S&P, Moody's, Duff & Phelps or Fitch, Alliance believes that there are unrated Argentine Government securities that are of investment grade quality.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if, as a result, 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." The Fund also maintains borrowings of approximately one-third of its total assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ("Global Dollar Government") seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as "Brady Bonds" that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ("collateralized Brady Bonds"). See "Additional Investment Practices-Brady Bonds" and "Risk Considerations-Sovereign Debt Obligations." The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See "Risk Considerations-U.S. Corporate Fixed-Income Securities." The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25


20


years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A. The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1997, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 5% in A and above, 67% in Ba or BB, 9% in B, 2% in CCC and 5% in non-rated. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Additional Investment Practices-Brady Bonds."

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices." While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See "Risk Considerations-Effects of Borrowing."


ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust, Inc. ("Global Strategic Income") is a non-diversified investment company that seeks primarily a high level of current income and secondarily capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund may also use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.


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Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in the fixed-income securities of issuers located in three countries, one of which may be the United States. No more than 25% of the value of its total assets, however, will be invested in the securities of any one foreign government. U.S. Government securities in which the Fund may invest include mortgage-related securities and zero coupon securities. Fixed-income securities in which the Fund may invest include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities. The Fund may also invest in rights and warrants (for debt securities or for equity securities that are acquired in connection with debt instruments), and loan participations and assignments.

The Fund will maintain at least 65% of the value of its total assets in investment grade securities and may maintain not more than 35% of the value of its total assets in lower-rated securities. See "Risk Considerations-Securities Ratings" and "-Investment in Lower-Rated Fixed-Income Securities." Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets. There is no minimum rating requirement applicable to the Fund's investments in lower-rated fixed-income securities.

The Fund may also: (i) invest in foreign currencies, (ii) purchase and write put and call options on securities and foreign currencies, (iii) purchase or sell forward foreign exchange contracts, (iv) invest in variable, floating and inverse floating rate instruments, (v) invest in indexed commercial paper, (vi) invest in structured securities, (vii) lend portfolio securities amounting to not more than 25% of its total assets, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) purchase and sell securities on a forward commitment basis, (xi) enter into standby commitments, (xii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts, (xiii) invest in Eurodollar instruments, (xiv) enter into interest rate swaps, caps and floors, and (xv) make short sales of securities or maintain a short position. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices" and "Risk Considerations." The Fund may borrow in order to purchase securities or make other investments, although it currently intends to limit its ability to borrow to an amount not to exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."


CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ("Corporate Bond") is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

The Fund follows an investment strategy which in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. In this regard, the Fund's investment portfolio normally tends to have a relatively long average maturity and duration, and to place significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. Consequently, in recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy. See "Risk Considerations."

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See "Risk Considerations-Securities Ratings," "-Investment in Fixed-Income Securities Rated Baa and BBB," "-Investment in Lower-Rated Fixed-Income Securities" and Appendix A. During the fiscal year ended June 30, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 29% in A and above, 41% in Baa or BBB, 14% in Ba or BB, and 12% in B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate


22


fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within the foregoing limitations, the Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through mortgage-related securities. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see "Additional Investment Practices."


ALLIANCE HIGH YIELD FUND

Alliance High Yield Fund, Inc. ("High Yield") is a diversified management investment company that seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities involving greater volatility of price and risk of principal and income than higher quality fixed-income securities. The below investment grade debt securities in which the Fund invests are known as "junk bonds." The
Fund is managed to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or unrated but deemed by Alliance to be equivalent to such lower-rated securities. The Fund will not, however, invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or if unrated is of equivalent quality as determined by Alliance.

As of August 31, 1997, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were 12% in A and above, 3% in Ba or BB, 53% in B, 2% in CCC and 13% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

Certain of the Fund's investments may be in fixed-income securities which provide high current yields because of risks other than credit. For example, the Fund may invest in securities which have prepayment risks, and non-U.S. dollar denominated foreign securities, which have currency risks.

See Appendix A, "Bond Ratings," for a description of each rating category. In the event that any securities held by the Fund fall below those ratings, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.

A portion of the Fund's assets may be invested in foreign securities, and the Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. See "Risk Considerations-Foreign Investment" and "-Currency Considerations."

In addition, and although not to be emphasized, in furtherance of its investment objective, the Fund may (i) invest in mortgage-backed and asset-backed securities, (ii) enter into repurchase agreements, (iii) invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates,
(iv) enter into forward commitments for the purchase or sale of securities and purchase and sell securities on a when-issued or delayed delivery basis, (v) write covered put and call options on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign curencies, (vi) purchase and sell futures contracts and related options on debt securities and on indices of debt securities, (vii) enter into contracts for the purchase or sale of a specific currency for hedging purposes only, and (viii) lend portfolio securities. For additional information on the uses, risks and costs of these practices, see "Additional Investment Practices."

In addition to the foregoing, the Fund may from time to time make investments in (i) U.S. Government securities, (ii)


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certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks, (iii) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to such companies, (iv) corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's, and (v) floating rate or master demand notes.


ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS, HIGH YIELD and GLOBAL STRATEGIC INCOME, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal


24



amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under "Mortgage-Related Securities" and "Other Asset-Backed Securities."

Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . OTHER RISKS-Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or


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holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities" below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.

LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if


26



otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

HIGH YIELD will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the Commodities Futures Trading Commission regulations) or (ii) if for other purposes, the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Fund's liquidation value.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ("forward contracts") attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes,


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which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments in the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one NRSRO. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% or 25% with respect to GLOBAL STRATEGIC INCOME, of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of


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issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see "Mortgage-Related Securities" below.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See "Mortgage-Related Securities" and "Zero Coupon and Principal-Only Securities" below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. Collateralized mortgage obligations (CMOs) are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral


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underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float," at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially


30


possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see "Dividends, Distributions


31


and Taxes-Zero Coupon Treasury Securities" in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

GLOBAL STRATEGIC INCOME and CORPORATE BOND may also invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).


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BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see "Risk Considerations-Investment in Lower-Rated Fixed-Income Securities."

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.

GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer.

In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box." The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a


33


day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York), although LIMITED MATURITY GOVERNMENT, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets. See "Risk Considerations-Effects of Borrowing."

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 50%, with respect to HIGH YIELD, 25%, with respect to SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20%, with respect to each of LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in


34


the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

LIMITED MATURITY GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or


35



U.S. Government securities, (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made,
(iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

GLOBAL STRATEGIC INCOME may not (i) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, and (c) enter into reverse repurchase agreements and dollar rolls, or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S.


36


Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

HIGH YIELD may not (i) invest in any one industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets and
(ii) will not make an investment unless, when considering all its other investments, 75% of the value of its assets would consist of cash, cash items, U.S. Government Securities, securities of other investment companies and other securities.

RISK CONSIDERATIONS

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected, and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in that country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in



37



securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S.
Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent


38


with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance and such sales could cause the Fund to incur related transaction costs and to realize gains on securities held for less than three months. Until the start of a Fund's first tax year beginning after August 5, 1997, not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company. Such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See "Dividends, Distributions and Taxes."

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and GLOBAL DOLLAR GOVERNMENT may borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "Certain Fundamental Investment Policies." SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN


39



GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT, LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME also through the use of dollar rolls to the extent permitted by the 1940 Act. See "Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls."

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in


40



each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, each of GLOBAL STRATEGIC INCOME and NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Funds' major service providers fail to process this type of information properly, that could have a negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. Alliance, as well as AFD and AFS (both defined below), have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by each Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                         PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds at a price based on the next calculated net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund (except WORLD INCOME) is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling 800-221-5672 and may not exceed $500,000.

Each Fund (except WORLD INCOME) offers three classes of shares through this Prospectus, Class A, Class B and Class C. WORLD INCOME offers only one class of shares, which may be purchased without any initial sales charge or contingent deferred sales charge ("CDSC"). The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                        Initial Sales Charge
                               as % of                       Commission to
                             Net Amount       as % of      Dealer/Agent as %
  Amount Purchased            Invested    Offering Price   of Offering Price
-------------------------------------------------------------------------------
  Less than $100,000            4.44%          4.25%              4.00%
  $100,000 to less
    than $250,000               3.36           3.25               3.00
  $250,000 to less
    than $500,000               2.30           2.25               2.00
  $500,000 to less
    than $1,000,000             1.78           1.75               1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's


41


Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within three years (four years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD) after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for Class B shares for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


GLOBAL STRATEGIC INCOME and HIGH YIELD:
    Year Since Purchase        CDSC
    --------------------------------
    First                      4.00%
    Second                     3.00%
    Third                      2.00%
    Fourth                     1.00%
    Fifth and thereafter       None

ALL OTHER FUNDS:
    Year Since Purchase        CDSC
    --------------------------------
    First                       3.0%
    Second                      2.0%
    Third                       1.0%
    Fourth and thereafter      None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years, eight years in the case of GLOBAL STRATEGIC INCOME and HIGH YIELD (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at net asset value without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

EMPLOYEE BENEFIT PLANS
Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

GENERAL
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

GLOBAL STRATEGIC INCOME and HIGH YIELD FUND offer a fourth class of shares, Advisor Class shares, by means of separate prospectuses. Advisor Class shares may be purchased and


42


held solely by (i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectuses for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares in a Fund to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to AFS, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672


Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once per day. A shareholder who has completed the appropriate section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to


43


do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


                           MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustees of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by Alliance comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, Alliance was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                       Principal occupation
                       Employee; time period;            during the past
Fund                      title with ACMC                   five years
-------------------------------------------------------------------------------
Short-Term U.S.        Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance.

                       Jeffrey S. Phlegar since 1997   Associated with
                       -Senior Vice President          Alliance.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance.

                       Patricia J. Young since 1997    (see above)
                       -(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

Limited Maturity       Patricia J. Young               (see above)
Government             since inception-(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

Mortgage Securities    Patricia J. Young since         (see above)
Income                 1992-(see above)

                       Jeffrey S. Phlegar              (see above)
                       since 1997-(see above)

World Income           Douglas J. Peebles              Associated with
                       since inception                 Alliance.
                       -Senior Vice President

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since inception  (see above)
Government Income      -(see above)

Global Dollar          Wayne D. Lyski since inception  (see above)
Government             -(see above)


44


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                      title with ACMC                   five years
-------------------------------------------------------------------------------
Global Strategic       Wayne D. Lyski since inception  (see above)
Income                 -(see above)

                       Douglas J. Peebles since        (see above)
                       inception-(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)

                       Paul J. DeNoon since            Associated with
                       January 1992-Vice President     Alliance.

High Yield             Wayne C. Tappe                  Associated with
                       since 1991-Senior               Alliance.*
                       Vice President

                       Nelson Jantzen                  Associated with
                       since 1991-Senior               Alliance.*
                       Vice President


* ASSOCIATED WITH EQUITABLE CAPITAL MANAGEMENT CORPORATION ("EQUITABLE CAPITAL") PRIOR TO JULY 22, 1993. ON THAT DATE ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL THE ASSETS OF EQUITABLE CAPITAL.


PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of HIGH YIELD. See "Description of the Funds." Alliance since July 22, 1993, and prior thereto, Equitable Capital, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of HIGH YIELD, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of HIGH YIELD and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 1997, the assets in the Historical Portfolio totalled approximately $421.8 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of HIGH YIELD and the Historical Portfolio. This survey is published by Lipper Analytical
Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

                                       ANNUALIZED RATES OF RETURN
                                     PERIODS ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------
PORTFOLIO/BENCHMARK            1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION*
-----------------------------------------------------------------------------
Historical Portfolio           18.48%    20.42%   15.89%   12.80%    12.04%
Lipper High Current Yield
  Mutual Funds Average         12.96     14.17    11.36    10.66      9.78
High Yield                                                           24.23%**

                                      CUMULATIVE RATES OF RETURN
                                   PERIODS ENDING DECEMBER 31, 1997
-----------------------------------------------------------------------------
PORTFOLIO/BENCHMARK            1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION*
-----------------------------------------------------------------------------
Historical Portfolio           18.48%    74.60%  109.05%  233.48%   249.07%
Lipper High Current Yield
  Mutual Funds Average         12.96     48.92    71.52   177.35    181.23


* JANUARY 2, 1987

** RATE OF RETURN IS UNANNUALIZED, FOR CLASS A SHARES, ASSUMING THE IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE. THE FUND COMMENCED OPERATIONS ON APRIL 22, 1997.


EXPENSES OF HIGH YIELD

In addition to the payments to Alliance under its Advisory Agreement, HIGH YIELD pays certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Directors who are not affiliated with Alliance, (iii) legal and auditing expenses, (iv) clerical, accounting and other office costs, (v) costs of printing the Fund's prospectuses and shareholder reports, (vi) costs of maintaining the Fund's existence, (vii) interest charges, taxes, brokerage fees and commissions, (viii) costs of stationary and supplies, (ix) expenses and fees related to registration and filing with the Commission and with state regulatory authorities, and (x) upon the approval of the Board of Directors, costs of personnel of Alliance or its affiliates rendering clerical, accounting and other office services and (xi) such promotional, shareholder servicing and other expenses as may be contemplated by the Distribution Services Agreement, described below.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a


45


Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:

                                   Amount of Unreimbursed Distribution Expenses
                                          (as % of Net Assets of Class)
                                   --------------------------------------------
                                            Class B              Class C
-------------------------------------------------------------------------------
U.S. Government                    $ 8,593,091   (1.56%)   $3,589,130   (2.63%)
Limited Maturity Government        $   356,382    (.86%)   $2,860,904   (8.09%)
Mortgage Securities Income         $10,423,667   (2.67%)   $2,946,979   (9.52%)
Short-Term Multi-Market            $25,420,759   (1.87%)   $1,475,235  (18.72%)
Multi-Market Strategy              $ 9,474,320   (4.13%)   $  553,610  (43.71%)
North American Government Income   $36,319,865   (2.67%)   $4,072,381   (1.53%)
Global Dollar Government           $ 2,214,590   (2.54%)   $  460,747   (2.29%)
Corporate Bond                     $ 9,163,392   (2.23%)   $2,093,526   (1.77%)
Global Strategic Income            $   994,542   (9.91%)   $  188,869   (7.41%)
High Yield*                        $ 1,679,237    (8.5%)   $   79,092   (2.36%)


* FOR THE FISCAL PERIOD APRIL 22, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1997.


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


46



                      DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate net asset value as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code (including a holding-period requirement applied at both the Fund and shareholder levels imposed by the Taxpayer Relief Act of
1997), as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. So long as a Fund distributes at least 90% of its income, qualification as a regulated investment company relieves that Fund of Federal income taxes on that part of its taxable income, including net capital gains, which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. The investment objectives of the Funds are such that only a small portion, if any, of a Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders. In addition, corporate shareholders who receive qualifying distributions must meet the holding-period requirements in the Code in order to take the dividends-received deduction.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains-that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund.

Under current federal tax law, the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Any loss realized on the sale of shares held six months


47


or less will be a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as capital gain. See "Dividends, Distributions and Taxes" in the Statements of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation. Distributions by a Fund may be subject to state and local taxes.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
(1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC. (1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
(1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992), ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993), ALLIANCE GLOBAL STRATEGIC INCOME TRUST, INC. (1995) and ALLIANCE HIGH YIELD FUND, INC. (1996). Prior to March 1, 1996, ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC. was known as Alliance Mortgage Strategy Trust, Inc. Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors or Trustees.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors or Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal


48



securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint are that (i) the Fund misrepresented its ability to hedge against the risks of investing in foreign securities, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities, and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. The Amended Complaint made similar request for class certification and damages as the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion to file the Amended Complaint and dismissed the case ("Second Decision"). On October 29, 1997, the Court of Appeals dismissed plaintiffs' appeal of the Second Decision as premature on the grounds that the District Court had not entered a judgment with respect to the Second Decision. On November 10, 1997, the District Court entered a judgment with respect to the Second Decision, and on November 17, 1997, plaintiffs filed a notice of appeal from that judgment.

The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION-ORGANIZATION."


49


                           APPENDIX A: BOND RATINGS
_______________________________________________________________________________

MOODY'S INVESTORS SERVICE, INC.

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and


A-1


protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB-Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B-Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC-Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial, or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC-Debt rated CC is currently highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D-The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.


DUFF & PHELPS CREDIT RATING CO.

AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- -High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC-Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD-Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP-Preferred stock with dividend arrearages.


FITCH IBCA, INC.

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR-Indicates that Fitch does not rate the specific issue.


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      APPENDIX B: GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA
_______________________________________________________________________________

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. Between January 1996 and October 1997, the Canadian Dollar remained steady in value against the U.S. Dollar at a level approximately 3% to 4% above that low. Beginning in October 1997, however, the Canadian Dollar decreased in value against the U.S. Dollar by approximately 6%, reaching an all-time low of 1.4649 Canadian Dollars per U.S. Dollar on January 29, 1998. On February 20, 1998, the Canadian Dollar-U.S. Dollar exchange rate was 1.4206:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including eight consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new accord among the government and the business and labor sectors of the economy was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized


B-1


since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996, resulting in a 5.1% increase from 1995, and, according to preliminary estimates, continued through 1997, resulting in a 7.3% increase from 1996. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.


GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product increased for four consecutive years before declining in 1995. During 1996, however, gross domestic product increased 4.3% from 1995. Preliminary data for 1997 indicate that gross domestic product increased by more than 8.0% from 1996. The rate of inflation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted


B-2



abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.


B-3


ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________


SHORT-TERM U.S. GOVERNMENT FUND
U.S. GOVERNMENT PORTFOLIO
LIMITED MATURITY GOVERNMENT FUND
MORTGAGE SECURITIES INCOME FUND
WORLD INCOME TRUST
SHORT-TERM MULTI-MARKET TRUST
MULTI-MARKET STRATEGY TRUST
NORTH AMERICAN GOVERNMENT INCOME TRUST
GLOBAL DOLLAR GOVERNMENT FUND
GLOBAL STRATEGIC INCOME TRUST
CORPORATE BOND PORTFOLIO
HIGH YIELD FUND


TO OPEN YOUR NEW ALLIANCE ACCOUNT...
Please complete the application and mail it to:

ALLIANCE FUND SERVICES, INC.
P.O. BOX 1520
SECAUCUS, NEW JERSEY 07096-1520

For certified or overnight deliveries, send to:

ALLIANCE FUND SERVICES, INC.
500 PLAZA DRIVE
SECAUCUS, NEW JERSEY  07094


SECTION 1   YOUR ACCOUNT REGISTRATION (REQUIRED)
Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

*  Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a Minor:
     . Indicate your name(s) exactly as it appears on your social security card.

*  Transfer on Death:
     .  Ensure that your state participates

*  Trust/Other:
     . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

SECTION 2   YOUR ADDRESS (REQUIRED) Complete in full.
*  Non-Resident Alien:
     .  Indicate your permanent country of residence.

SECTION 3   YOUR INITIAL INVESTMENT (REQUIRED)
For each fund in which you are investing: 1 Write the three digit fund number in the column titled 'INDICATE THREE DIGIT FUND NUMBER LOCATED BELOW'.

2 Write the dollar amount of your initial purchase in the column titled 'INDICATE DOLLAR AMOUNT'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). 3 Check off a distribution option for your dividends. 4 Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

SECTION 4   YOUR SHAREHOLDER OPTIONS (COMPLETE ONLY THOSE OPTIONS YOU WANT)
A. AUTOMATIC INVESTMENT PLANS (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D.

If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. TELEPHONE TRANSACTIONS VIA EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. SYSTEMATIC WITHDRAWAL PLANS (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. BANK INFORMATION - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. THIRD PARTY PAYMENT DETAILS - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. REDUCED CHARGES (CLASS A ONLY) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

SECTION 5 SHAREHOLDER AUTHORIZATION (REQUIRED) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT: (800) 221-5672.


FOR LITERATURE CALL:  (800) 227-4618




THE ALLIANCE BOND FUNDS SUBSCRIPTION APPLICATION
_______________________________________________________________________________

1. YOUR ACCOUNT REGISTRATION (Please Print in Capital Letters and Mark Check Boxes Where Applicable)

__ Individual Account { __ Male  __ Female } - or - __ Joint Account  - or -

__ Transfer On Death { __ Male  __ Female } - or - __ Gift/Transfer to a Minor

___________________________________________  ____  ____________________________
Owner or Custodian  (First Name)             (MI)  (Last Name)

________________________________________________________________________
(First Name) Joint Owner*, Transfer On Death Beneficiary or Minor's Name
____  ______________________________
(MI)  (Last Name)

______________-____-_________________
Social Security Number of Owner or Minor (required to open account)

If Uniform Gift/Transfer to Minor Account:  ________ Minor's State of Residence


If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:
__ In Common   __ By Entirety   __ Community Property

__ Trust  - or -  __ Corporation  - or -  Other________________________________

___________________________________________  ____  ____________________________
Name of Trustee if applicable (First Name)   (MI)  (Last Name)

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity

_______________________________________________________________________________
Name of Trust or Corporation or Other Entity continued

_________________________
Trust Dated (MM,DD,YYYY)

________________________________________
Tax ID Number (required to open account)

__ Employer ID Number  - OR -  __ Social Security   Number


2. YOUR ADDRESS

__________________________  ___________________________________________________
Street Number               Street Name

_______________________________________________  ______  ______________________
City                                             State   Zip code

____________________________    ________-________-____________
If Non-U.S., Specify Country    Daytime Phone Number

__ U.S. Citizen   __ Resident Alien   __ Non-Resident Alien


80103GEN-TABFAPP-P1


1



3. YOUR INITIAL INVESTMENT
The minimum investment is $250 per fund.
The maximum investment in Class B is $250,000; Class C is $1,000,000.


I hereby subscribe for shares of the following Alliance Bond Fund(s) and elect distribution options as indicated.

BROKER/DEALER USE ONLY:  WIRE CONFIRM #  _________________________

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS:

R  REINVEST DISTRIBUTIONS into my fund account.

C SEND MY DISTRIBUTIONS IN CASH to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

D DIRECT MY DISTRIBUTIONS TO ANOTHER ALLIANCE FUND. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).



Indicate three digit Fund  Indicate Dollar  Distributions Options *Check One*
number located below           Amount       Dividends         Capital Gains
                                            R    C    D       R    C    D
-------------------------  ---------------  ----------------  ---------------
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D
_______________            $______________  R    C    D       R    C    D

TOTAL INVESTMENT           $______________

MAKE ALL CHECKS PAYABLE TO:  ALLIANCE FUNDS
*CASH AND MONEY ORDERS ARE NOT ACCEPTED


ALLIANCE BOND FUND NAMES AND NUMBERS
_______________________________________________________________________________

For checkwriting privileges, please send the enclosed signature card with your application. Checkwriting is offered on Class A and Class C shares only, and is not offered on Corporate Bond Portfolio, High Yield Fund and World Income Trust.
A Medallion Signature Guarantee is required if your account is not maintained by a broker/dealer. For Class C shares, checkwriting may result in the imposition of a contingent deferred sales charge against your account. The minimum amount for checkwriting is $500.


                                          Initial Sales   Contingent Deferred     Asset-Based
                                             Charge           Sales Charge        Sales Charge
                                                A                   B                   C
                                          -------------   -------------------   --------------
U.S. GOVERNMENT FUNDS
  SHORT-TERM U.S. GOVERNMENT FUND               37                  51                 337
  U.S. GOVERNMENT PORTFOLIO                     46                  76                 346
  LIMITED MATURITY GOVERNMENT FUND              88                  89                 388

MORTGAGE FUND
  MORTGAGE SECURITIES INCOME FUND               52                  63                 352

MULTI-MARKET FUNDS
  WORLD INCOME TRUST                            54         not offered         not offered
  SHORT-TERM MULTI-MARKET TRUST                 70                  68                 370
  MULTI-MARKET STRATEGY TRUST                   22                  23                 322

GLOBAL BOND FUNDS
  NORTH AMERICAN GOVERNMENT INCOME TRUST        55                  56                 355
  GLOBAL DOLLAR GOVERNMENT FUND                166                 266                 366
  GLOBAL STRATEGIC INCOME TRUST                124                 224                 324

CORPORATE BOND FUNDS
  CORPORATE BOND PORTFOLIO                      95                 295                 395
  HIGH YIELD FUND                              103                 203                 303



80103GEN-TABFAPP-P2


2



4. YOUR SHAREHOLDER OPTIONS

A.  AUTOMATIC INVESTMENT PLANS (AIP)

__ WITHDRAW FROM MY BANK ACCOUNT VIA EFT*

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


* ELECTRONIC FUNDS TRANSFER. YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA)


__ DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


__ EXCHANGE MY SHARES MONTHLY

I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.
FROM: ___________  ______________________________ - __
      Fund Number  Account Number (If existing)

      ______ ,___________.00    ________
      Amount ($25 minimum)      Day of Exchange**

TO: ___________  ______________________________ - __
    Fund Number  Account Number (If existing)


** SHARES EXCHANGED WILL BE REDEEMED AT THE NET ASSET VALUE ON THE "DAY OF EXCHANGE" (IF THE "DAY OF EXCHANGE" IS NOT A FUND BUSINESS DAY, THE EXCHANGE TRANSACTION WILL BE PROCESSED ON THE NEXT FUND BUSINESS DAY). THE EXCHANGE PRIVILEGE IS NOT AVAILABLE IF SHOCK CERTIFICATES HAVE BEEN ISSUED.


B.  PURCHASES AND REDEMPTIONS VIA EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

INSTRUCTIONS:
* Review the information in the Prospectus about telephone transaction services.

* If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

__ PURCHASES AND REDEMPTIONS VIA EFT


I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. The maximum redemption amount is $100,000 per day.

For shares recently purchased by check or electronic funds transfer, redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally for 15 calendar days after the purchase date.



80103GEN-TABFAPP-P3


3


4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

C.  SYSTEMATIC WITHDRAWAL PLANS (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

__ I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
2- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency
3- ___________  ______________________  ______ , _________.00   __
   Fund Number  Beginning Date (MM,DD)  Amount ($25 minimum)    Frequency

Frequency:
M = monthly
Q = quarterly
A = Annually


PLEASE SEND MY SWP PROCEEDS TO:

__ My Address of Record (via check)

__ My checking account-via EFT (complete section 4D)
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

__ The Payee and address specified in section 4E (via check)
(Medallion Signature Guarantee required)


D.  BANK INFORMATION   This bank account information will be used for:

__ Distributions (Section 3)
__ Telephone Transactions (Section 4B)
__ Automatic Investments (Section 4A)
__ Withdrawals (Section 4C)


PLEASE TAPE A PRE-PRINTED VOIDED CHECK HERE*

* THE ABOVE SERVICES CANNOT BE ESTABLISHED WITHOUT A PRE-PRINTED VOIDED CHECK.

FOR EFT TRANSACTIONS, THE FUND REQUIRES SIGNATURES OF BANK ACCOUNT OWNERS EXACTLY AS THEY APPEAR ON BANK RECORDS. IF THE REGISTRATION AT THE BANK DIFFERS FROM THAT ON THE ALLIANCE MUTUAL FUND, ALL PARTIES MUST SIGN IN SECTION 5.

VOID
ABA Routing Number
Check Number
Bank Account Number

______________________________
Your Bank's ABA Routing Number

______________________________________________
Your Bank Account Number

__ Checking Account        __ Savings Account


80103GEN-TABFAPP-P4


4



4. YOUR SHAREHOLDER OPTIONS (CONTINUED)

E. THIRD PARTY PAYMENT DETAILS Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

__ Distributions (section 3)    __ Systematic Withdrawals (section 4C)

_________________________________  _____  _____________________________________
Name  (First Name)                 (MI)   (Last Name)
___________________________  __________________________________________________
Street Number                Street Name

______________________________________________  _____  ________________________
City                                            State  Zip code


F. REDUCED CHARGES (CLASS A ONLY) If you, your spouse or minor children own shares in other Alliance Funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

__ A. RIGHT OF ACCUMULATION PLEASE link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases willreceive any discount for which they are eligible.

_________________________  _________________________  _________________________
Tax ID or Account Number   Tax ID or Account Number   Tax ID or Account Number

__ B. STATEMENT OF INTENT I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

__ $100,000     __ $250,000     __ $500,000     __ $1,000,000

If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.


DEALER/AGENT AUTHORIZATION - FOR SELECTED DEALERS OR AGENTS ONLY.

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

_________________________________________  ____________________________________
Dealer/Agent Firm                          Authorized Signature

____________________________________  ____  ___________________________________
Representative First Name             MI    Last Name

_________________________________________  ____________________________________
Dealer/Agent Firm Number                   Representative Number

_________________________________________  ____________________________________
Branch Number                              Branch Telephone Number

_______________________________________________________________________________
Branch Office Address

_______________________________________________  _____  _______________________
City                                             State  Zip Code


80103GEN-TABFAPP-P5


5


5. SHAREHOLDER AUTHORIZATION -- THIS SECTION MUST BE COMPLETED

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000.

__ I do not elect the telephone exchange service

__ I do not elect the telephone redemption by check service


By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE NUMBER SHOWN IN SECTION 1 OF THIS FORM IS MY CORRECT TAX IDENTIFICATION NUMBER OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME AND THAT I HAVE NOT BEEN NOTIFIED THAT THIS ACCOUNT IS SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

______________________________________________________  _______________________
Signature                                               Date

______________________________________________________  _______________________
Signature                                               Date


Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer


80103GEN-TABFAPP-P6


6



SIGNATURE CARD

Dealer/Bank Name: _______________________________________

FUND ACCT. NO.:* ________________________________________

FUND NAME:* _____________________________________________

*Information Necessary to Complete Request


ACCOUNT NAME(S) AS REGISTERED:
_________________________________________________________
_________________________________________________________


SHAREHOLDER ADDRESS:
_________________________________________________________
_________________________________________________________


SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER:*
_________________________________________________________


AUTHORIZED SIGNATURES:
1. _________________________________________________________

2. _________________________________________________________

3. _________________________________________________________


Joint Accounts check one:
  __ Either owner is authorized to sign Redemption Checks
  __ All owners are required to sign Redemption Checks
(If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers, change funds or change of ownership you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY      Subject to conditions on reverse side.



SIGNATURE CARD

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank.

(1) IF PERTAINING TO AN ALLIANCE DEPOSIT ACCOUNT (THE "ACCOUNT") - to direct Alliance, which as the Depositor's agent and nominee maintains such Account on the Depositors behalf at one or more depository institutions, to withdraw funds from the Account in the amounts of such checks for deposit in this checking account. Alliance hereby appointed the Depositor's agent and, where appropriate, messenger for the purpose of effecting such withdrawals.

(2) IF PERTAINING TO AN ALLIANCE MUTUAL FUND (THE "FUND") - to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.


This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus or Statement of Additional Information for each Alliance mutual fund or deposit account as to which the Depositor has arranged to redeem shares or withdraw funds by check-writing. The Bank is further authorized to effect withdrawals or redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time, that the Bank has the right not to honor checks which do not meet the Banks normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.


MEDALLION SIGNATURE GUARANTEE - Signatures must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17 Ad-15 of the Securities Exchange Act of 1934. This would include such institutions such as banks and brokerage firms.

Send this card with any necessary authorizing documentation to:

ALLIANCE FUND SERVICES
ATTN: CHECKWRITING DEPARTMENT
P.O. BOX 1520
SECAUCUS, NJ  07096-1520
MEDALLION SIGNATURE GUARANTEE (see reverse)

           ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

                            FORM N-14

          PART B - STATEMENT OF ADDITIONAL INFORMATION

               STATEMENT OF ADDITIONAL INFORMATION

          Acquisition of the assets and liabilities of
              Alliance World Income Trust, Inc. and
          Alliance Short-Term Multi-Market Trust, Inc.
        1345 Avenue of the Americas, New York, NY 10105,
                    Telephone (800) 221-5672

                by and in exchange for shares of
           Alliance Multi-Market Strategy Trust, Inc.,
        1345 Avenue of the Americas, New York, NY 10105,
                    Telephone (800) 221-5672

    This Statement of Additional Information relating to the proposed transfer of the assets of Alliance World Income Trust, Inc. ("World Income") and Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term Multi-Market") to Alliance Multi-Market Strategy Trust, Inc. ("Multi-Market Strategy") in exchange for shares of Multi-Market Strategy (the "Transactions") consists of this cover page and the following described documents, each of which is incorporated by reference herein:

         (1)  Statement of Additional Information of Multi-
              Market Strategy dated March 2, 1998.

         (2)  Unaudited financial statements of Multi-Market
              Strategy as of and for the six months ended
              April 30, 1998.

         (3)  Statement of Additional Information of World
              Income dated March 2, 1998.

         (4) Unaudited financial statements of World Income as of and for the six months ended April 30, 1998.

         (5)  Statement of Additional Information of Short-
              Term Multi-Market dated March 2, 1998.

         (6)  Unaudited financial statements of Short-Term
              Multi-Market as of and for the six months ended April 30, 1998.

         (7)  Unaudited pro forma combined financial
              information as of and for the twelve months ended June 30, 1998. The pro forma financial statements give effect to each of the Transactions separately, as well as jointly, in each case as if consummated at the beginning of the period presented.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated August [ ], 1998 relating to the above referenced matter may be obtained without charge by writing to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096, or by calling Alliance Fund Services, Inc. toll-free at 1-800-221-5672. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         This Statement of Additional Information is dated
August [  ], 1998.

Alliance Capital [LOGO](R)        The Alliance Stock Funds
                   The Alliance Bond Funds
_________________________________________________________________

Supplement dated May 1, 1998 to the Statements of Additional
Information of The Alliance Stock Funds and The Alliance Bond
Funds (each, a "Fund").

The following information concerning the purchase of Class A shares and Class B shares by Merrill Lynch Plans (as defined below) supplements the information set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares."

    Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. The following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth under "Purchase of Shares" and "Redemption and Repurchase of Shares" in the accompanying Statement of Additional Information of the Fund.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

[LOGO]                                      ALLIANCE MULTI-MARKET
                                            STRATEGY TRUST, INC.
_________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free  (800) 227-4681
_________________________________________________________________
               STATEMENT OF ADDITIONAL INFORMATION
                          March 2, 1998
_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Multi-Market Strategy Trust, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund, and if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                         PAGE
Description of the Fund................................
Management of the Fund.................................
Expenses of the Fund...................................
Purchase of Shares.....................................
Redemption and Repurchase of Shares....................
Shareholder Services...................................
Net Asset Value........................................
Dividends, Distributions and Taxes.....................
Brokerage and Portfolio Transactions...................
General Information....................................
Report of Independent Auditors and
  Financial Statements.................................
Appendix A (Obligations of U.S. Government
  Agencies or Instrumentalities).......................   A-1
Appendix B (Bond and Commercial Paper
  Ratings).............................................   B-1
Appendix C (Futures Contracts).........................   C-1

Appendix D (Additional Information About
  The United Mexican States)...........................   D-1
______________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         The Fund is a non-diversified, open-end management investment company whose investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. Normally, the Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar. The Fund is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Fund will fluctuate with changes in interest rates and other market conditions.

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading "Description of the Fund." Except as otherwise indicated, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

HOW THE FUND PURSUES ITS OBJECTIVES

         In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities (i.e., five years or less). Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

         The attractive returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Policies and Practices-Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

         The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian

Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German
Mark.

         An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities denominated in one currency the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix D.

         The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch IBCA, Inc. or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's and determined by the Adviser to be of high quality.

         The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

         Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Additional Investment Policies and Practices-Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

         Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

         The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for

Reconstruction and Development (the "World Bank"), which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the fifteen member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

         Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth in the Prospectus.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest up to 5% of its total assets (taken at market value) in restricted securities issued under Section

4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc., ("NASD"). The Fund's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         NET ASSET VALUE FLUCTUATIONS. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer-term bond fund.

         NON-DIVERSIFIED FUND. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts, and intends to continue to conduct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

         U.S. GOVERNMENT SECURITIES. For a description of obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("U.S. Government Securities"), see Appendix A.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of the Fund's investments from interest rate or currency cross-rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually be entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund will enter into interest rate swap, cap or floor transactions with its Custodian, and with other counterparties, but only if (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P or Prime-1 by Moody's or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange- traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities, other liquid high-quality debt securities, or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements," pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons.
Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. For the fiscal years October 31, 1996 and October 31, 1997, the portfolio turnover rates of the securities of the Fund were 215% and 173%, respectively. Management anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

SPECIAL BORROWING CONSIDERATIONS

         EFFECTS OF BORROWING. The Fund maintains borrowings from a syndicate of banks, none of which is affiliated with the Fund or the Adviser, in an amount representing approximately 25% of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreement provides for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its 25% target. The loan agreement provides for a selection of interest rates that are based on the lending banks' short-term funding costs in the U.S. and London markets.

         Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings are invested in high-quality, short-term debt securities in accordance with the Fund's investment objective and policies.
The Adviser anticipates that short-term, high-quality debt securities denominated in a number of foreign currencies will continue to produce yields higher than U.S. Dollar-denominated debt obligations of comparable maturity and quality, and that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in short-term debt securities denominated in foreign currencies will provide shareholders of the Fund with a potentially higher yield.

         Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

         PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in short-term rates on U.S. Dollar-denominated obligations, or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may attempt to increase the percentage of its investment portfolio invested in U.S. Dollar-denominated debt securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also attempt to reduce the degree to which it is leveraged by repaying amounts borrowed.

         Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowings to such an extent that the asset coverage of its borrowings is at least 300%. Under the Fund's capital structure, assuming, for example, outstanding borrowings representing 25% of the Fund's total assets (exclusive of liabilities other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser.

         OTHER BORROWINGS. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset coverage limit described above. See "Certain Fundamental Investment Policies."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount of the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Fund may not: (a) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities; (b) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (i) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or (c) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in (1) warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;
(2) real estate limited partnerships and (3) mineral leases.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of any such maximum.

______________________________________________________________

                     MANAGEMENT OF THE FUND
______________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,2 52, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4653, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior to 1993. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, Tarrytown, New York, 10591.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments ) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 63, was formerly a senior partner
and a member of the Executive Committee in the law firm of
Orrick, Herrington & Sutcliffe and is currently senior counsel to that firm.  His address is 666 Fifth Avenue, 19th Floor, New
York, New York 10103.
____________________

2.  An "interested person" of the Fund as defined in the 1940
    Act.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography, under "Directors" section above.

         KATHLEEN A. CORBET, 37, Senior Vice President, is an
Executive Vice President of ACMC with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department, since prior to 1993.

         WAYNE D. LYSKI, 56, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         DOUGLAS J. PEEBLES, 32, Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., 47, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, 43, Assistant Secretary, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1993.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, 41, Assistant Secretary, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, 47, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. ("AFS") with which he has been associated since prior to 1993.

         JUAN J. RODRIGUEZ, 40, Controller, is an Assistant Vice
President of AFS with which he has been associated since prior to 1993.

         CARLA LAROSE, 34, Assistant Controller, is a Manager of
AFS with which she has been associated since prior to 1993.

         JOSEPH J. MANTINEO, 38, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         VINCENT S. NOTO, 33, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number
                                              of Registered
                                              Investment    Total Number
                                              Companies in  of Investment
                                              the Alliance  Portfolios Within
                                Total         Fund Complex, the Alliance
                                Compensation  Including the Fund Complex,
                                from the      Fund, as to   Including the
                                Alliance Fund which the     Fund, as to which
                  Aggregate     Complex,      Director is   the Director is
                  Compensation  Including     a Director    a Director or
Name of Director  From the Fund the Fund      or Trustee    Trustee

John D. Carifa        $-0-         $-0-            54            118
Ruth Block            $3,039       $164,000        40             80
David H. Dievler      $3,046       $188,500        47             83
John H. Dobkin        $3,030       $126,500        44             80
William H. Foulk, Jr. $3,106       $176,250        48            113
Dr. James M. Hester   $3,006       $156,500        40             76
Clifford L. Michel    $2,775       $194,500        41             92
Donald J. Robinson    $2,971       $235,500        41            94

         As of February 6, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of December 31, 1997, the Adviser was an investment manager of employee benefit fund assets for 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, New Delhi, Paris, Seoul, Singapore, Sydney, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising more than 122 separate investment portfolios managed by the Adviser currently have over three million shareholder accounts.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and other placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on September 10, 1991.
At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement remains in effect for successive twelve month periods computed from each November 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending October 31, 1998 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their regular meeting held on September 9, 1997.

         For the fiscal years ended October 31, 1997, October 31,
1996 and October 31, 1995 the Adviser received from the Fund advisory fees of $861,400, $1,030,962 and $1,299,765, respectively.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment

Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992. The Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party) at a meeting called for that purpose and held on October 17, 1991. An amendment to the Agreement to permit the distribution of an additional class of shares, Class C shares, was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on February 23, 1993, and by the initial holder of Class C shares of the Fund on April 30, 1993. The Agreement became effective on September 30, 1996 with respect to Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended October 31, 1997, distribution services fees for expenditures payable to the Principal Underwriter amounted to, with respect to Class A shares, an amount aggregating $225,790 which constituted .30 of 1%, annualized, of the Fund's average daily net assets attributable to Class A shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $235,892. Of the $461,682 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $43,498 was spent on advertising, $1,925 on the printing and mailing of prospectuses for persons other than current shareholders, $291,799 for compensation to broker-dealers and other financial intermediaries (including, $88,434 to the Fund's Principal Underwriter), $7,261 for compensation to sales personnel and $117,199 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the fiscal year ended October 31, 1997, distribution services fees for expenditures payable to the Principal Underwriter amounted to, with respect to Class B shares, an amount aggregating $670,505, which constituted 1.00% of the Fund's average daily net assets attributable to Class B shares during such fiscal year. Of the $533,843 paid by the Fund and the Adviser under the Plan with respect to Class B shares, $44,302 was spent on advertising, $1,917 on the printing and mailing of prospectuses for persons other than current shareholders, $303,406 for compensation to broker-dealers and other financial intermediaries (including, $90,819 to the Fund's Principal Underwriter), $2,599 for compensation to sales personnel and $102,281 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $79,338 on interest on Class B financing. The additional $136,662 in payments to the Principal Underwriter will be carried forward and offset against future distribution service fees payable under the Plan.

         During the fiscal year ended October 31, 1997, distribution services fees for expenditures payable to the Principal Underwriter amounted to, with respect to Class C shares, an amount aggregating $12,665 which constituted 1.00% of the Fund's average daily net assets attributable to Class C shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $98,700.
Of the $111,365 paid by the Fund and the Adviser under the Plan with respect to Class C shares, $17,326 was spent on advertising, $1,029 on the printing and mailing of prospectuses for persons other than current shareholders, $53,973 for compensation to broker-dealers and other financial intermediaries (including, $35,214 to the Fund's Principal Underwriter), $2,199 for compensation to sales personnel and $36,838 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, approval by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for the period ending October 31, 1998 by the Board of Directors, including a majority of the Directors who are not interested persons, as defined in the 1940 Act, at their Regular Meeting held on September 9, 1997.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or

Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the directors who are not interested persons, as defined in the 1940 Act, or by a majority vote of the outstanding shares of the Fund, voting separately by class or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1997, the Fund paid AFS $378,701 pursuant to the Transfer Agency Agreement.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Prospectus(es) under the heading "Purchase and Sale of Shares--How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and
Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares3

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and
____________________

3. Advisor Class shares are sold only to investors described above in this section under "--General."

being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995 the aggregate amount of underwriting commission payable with respect to shares of the Fund were $106,736, $35,922 and $26,160, respectively. Of such amounts, the Fund's Principal Underwriter received $2,107, $2,744 and $1,754, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1997, 1996 and 1995, the Principal Underwriter received contingent deferred sales charges of $6,149, $-0- and $-0-, respectively, on Class A shares, $14,872, $16,503 and $149,566, respectively, on Class B shares, and $1,764, $-0- and $-0-, respectively, on Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          SALES CHARGE

                                                   Discount or
                                                   Commission
                     As % of      As % of          to Dealers or
Amount of            Net Amount   the Public       Agents As % of
Purchase             Invested     Offering Price   Offering Price

Less than
   $100,000. . .         4.44%         4.25%            4.00%
$100,000 but
  less than
   $250,000. . .          3.36         3.25             3.00
$250,000 but
  less than
   $500,000. . .          2.30         2.25             2.00
$500,000 but
  less than
   $1,000,000*. . .       1.78         1.75             1.50


* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $10,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on October 31, 1997.

         Net Asset Value per Class A Share at
              October 31, 1997                              $7.11

         Per Share Sales Charge - 4.25%
              of offering price (4.44% of
              net asset value per share)                    $0.32
                                                            -----
         Class A Per Share Offering
              Price to the Public                           $7.43
                                                            =====

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.

Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i) the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which a Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter; Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                            Contingent Deferred Sales Charge as a
Year Since Purchase         % of Dollar Amount Subject to Charge

         First                          3%
         Second                         2%
         Third                          1%
         Fourth and thereafter         None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION -- GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer "pre-authorized check" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal

Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the

Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged if (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House

("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

SHAREHOLDER SERVICES APPLICABLE TO
CLASS A AND CLASS C SHAREHOLDERS ONLY

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against

Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of the shareholder's Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

              The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Funds calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

U.S. FEDERAL INCOME TAXES

         The Fund intends for each taxable year to be qualified as a "regulated investment company" under the Code. The qualification as a regulated investment company relieves the Fund of Federal income tax liability on the part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application for state and local tax laws to his or her particular situation.

         In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non-Diversified Status."

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to at least the sum of 98% of its ordinary taxable income for the calendar year plus 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year plus any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains---that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's
Common Stock.

         The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

FOREIGN INCOME TAXES

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes.

A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN STOCKHOLDERS

         The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on February 6, 1998, there were 17,221,223 shares of common stock of the Fund outstanding, including 14,956,170 Class A shares, 2,125,327 Class B shares, 139,726 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of February 6, 1998.

                                      No. of Shares
Name and Address                      of Class      % of Class

Class A

MLPF&S
For the Sole Benefit of its Customers 6,147,208     41.10%
Attn: Fund Administration
4800 Deerlake Dr. East, 3rd Fl.
Jacksonville, Florida 32246-6486

Class B

MLPF&S
For the Sole Benefit of its Customers   688,514     32.40%
Attn: Fund Administration
4800 Deerlake Dr. East, 3rd Fl.
Jacksonville, Florida 32246-6486

Class C

MLPF&S
For the Sole Benefit of its Customers    19,105     13.67%
Attn: Fund Administration
4800 Deerlake Dr. East, 3rd Fl.
Jacksonville, Florida 32246-6486

Lincoln Trust Co. CUST                11,092         7.94%
Michael Richarson
PO Box 5831
Denver, CO 80217

Bear Stearns Securities Corp.            7,123       5.10%
FBO 486-13288-15
1 Metrotech Center North
Brooklyn, NY 11201-3870

Martha E. Rogers                        7,427        5.32%
Carol M. Baum POA
506 Caldwell Street
Goodland, KS 67735-1927

CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 will act as custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The actual distribution rate is compounded separately for each class of shares. Advertisements of the Fund's total return disclose the Fund's average annual compounded total return for its most recently completed one-, five- and ten-year periods (or, if shorter, the period since the Fund's inception). The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested in the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's yields for the month ended October 31, 1997 were 4.61%, 4.15% and 4.18% for Class A shares, Class B shares and Class C shares, respectively. The Fund's actual distribution rates for the month ended October 31, 1997 were 8.98%, 8.51% and 8.52% for Class A shares, Class B shares and Class C shares, respectively. The Fund's total return for the one year period ended October 31, 1997 was 3.25%, 3.95% and 5.94% for Class A, Class B and Class C shares, respectively. The Fund's total return for Class A and Class B shares for the five-year period ended October 31, 1997 was 3.59% and 3.64%, respectively. The Fund's total return for Class A and Class B shares for the period from May 29, 1991 (commencement of distribution for Class A and Class B shares) through April 30, 1997 were 2.91% and 2.84%, respectively. The Fund's total return for Class C shares for the period May 3, 1993 (commencement of distribution for Class C shares) through October 31, 1997 was 3.47%.

         Yield and total return are computed separately for each class of shares. Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions. The Fund may advertise the fluctuation of its net asset value over certain time periods and compare its performance to that available from other investments, including money market funds and certificates of deposit, the later of which, unlike the Fund, are insured and have fixed rates of return.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund is ranked by Lipper in the category known as "Short World Multi-Market Income Funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

ALLIANCE MULTI-MARKET STRATEGY TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
AUSTRALIA-9.2%
DEBT OBLIGATIONS-9.2%
Deutsche Bank AG
  6.00%, 7/05/00 (a)                   AU$       10,000     $  7,095,792
State Bank of South Wales
  8.63%, 8/20/01                                  6,000        4,596,301
Total Australian Securities
  (cost $11,860,798)                                          11,692,093

DENMARK-6.6%
GOVERNMENT OBLIGATION-6.6%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $9,941,781)                    DKK       50,000        8,431,143

FRANCE-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of France
  7.75%, 4/12/00 (a)
  (cost $5,007,641)                    FRF       28,000        5,206,411

GERMANY-16.4%
DEBT OBLIGATIONS-12.0%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01 (a)                   US$        5,000        4,966,860
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01 (a)                   DEM        7,400        4,334,010
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)                            10,000        5,943,752
                                                             ------------
                                                              15,244,622

GOVERNMENT OBLIGATION-4.4%
Government of Germany
  8.00%, 7/22/02 (a)                              8,500        5,540,157
Total German Securities
  (cost $21,820,692)                                          20,784,779

ITALY-11.7%
GOVERNMENT OBLIGATIONS-11.7%
Republic of Italy
  6.00%, 2/15/00 (a)                   ITL   10,400,000        6,218,973
  6.25%, 5/15/02 (a)                         14,400,000        8,694,222
Total Italian Securities
  (cost $14,039,136)                                          14,913,195

MEXICO-5.2%
GOVERNMENT OBLIGATION-5.2%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $7,167,870)                    MXP       63,787        6,667,724

NEW ZEALAND-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of New Zealand
  10.00%, 3/15/02 (a)
  (cost $6,910,129)                    NZ$        9,150        6,383,766

NORWAY-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $7,340,901)                    NOK       45,000        6,808,075

POLAND-4.0%
GOVERNMENT OBLIGATION-4.0%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $5,232,570)                    PLN       21,600        5,095,988

SPAIN-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of Spain
  7.40%, 7/30/99 (a)
  (cost $5,627,044)                    ESP      800,000        5,712,864

SWEDEN-8.2%
GOVERNMENT OBLIGATIONS-8.2%
Kingdom of Sweden
  5.50%, 4/12/02 (a)                   SEK       40,000        5,243,190
  13.00%, 6/15/01 (a)                            32,000        5,243,829
Total Swedish Securities
  (cost $11,186,107)                                          10,487,019

UNITED STATES-13.2%
DEBT OBLIGATION-3.2%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01                       US$        4,000        4,032,680


6


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATION-3.9%
FNMA Global
  7.25%, 6/20/02 (a)                   NZ$        7,850     $  4,919,573

TIME DEPOSIT-6.1%
Union Bank of Switzerland
  5.63%, 11/03/97                      US$        7,800        7,800,000
Total United States Securities
  (cost $17,155,740)                                          16,752,253

TOTAL INVESTMENTS-93.4%
  (cost $123,290,409)                                        118,935,310
Other assets less liabilities-6.6%                             8,349,554

NET ASSETS-100%                                             $127,284,864


(a) Securities, or portion thereof, with an aggregate market value of $102,506,329 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $123,290,409)        $ 118,935,310
  Cash                                                                  83,624
  Receivable for investment securities sold                         16,084,402
  Receivable for capital stock sold                                  6,848,878
  Interest receivable                                                2,699,993
  Total assets                                                     144,652,207

LIABILITIES
  Payable for investment securities purchased                        8,885,757
  Payable for capital stock redeemed                                 7,067,491
  Unrealized depreciation of forward exchange
    currency contracts                                                 809,466
  Dividend payable                                                     344,279
  Advisory fee payable                                                  66,354
  Distribution fee payable                                              56,349
  Accrued expenses and other liabilities                               137,647
  Total liabilities                                                 17,367,343

NET ASSETS                                                       $ 127,284,864

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      17,903
  Additional paid-in capital                                       149,990,746
  Undistributed net investment income                                6,044,326
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (23,648,532)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (5,119,579)
                                                                 $ 127,284,864

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($96,132,589/
    13,521,188 shares of capital stock issued and outstanding)           $7.11
  Sales charge--4.25% of public offering price                            0.32
  Maximum offering price                                                 $7.43

  CLASS B SHARES
  Net asset value and offering price per share ($29,949,071/
    4,212,381 shares of capital stock issued and outstanding)            $7.11

  CLASS C SHARES
  Net asset value and offering price per share ($1,203,204/
    169,231 shares of capital stock issued and outstanding)              $7.11


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $2,819)                                            $11,597,392

EXPENSES
  Advisory fee                                     $   861,400
  Distribution fee - Class A                           225,790
  Distribution fee - Class B                           670,505
  Distribution fee - Class C                            12,665
  Transfer agency                                      378,701
  Custodian                                            213,311
  Administrative                                       139,303
  Audit and legal                                      123,759
  Registration                                          49,413
  Printing                                              46,526
  Directors' fees                                       23,777
  Miscellaneous                                         10,832
  Total expenses                                     2,755,982
  Less: expense offset arrangement (see Note B)        (14,534)
  Net expenses                                                       2,741,448
  Net investment income                                              8,855,944

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                         543,242
  Net realized gain on foreign currency transactions                 7,847,854
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (5,701,069)
    Foreign currency denominated assets and liabilities               (913,253)
  Net gain on investments                                            1,776,774

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,632,718


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1997            1996
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                           $  8,855,944    $ 13,711,313
  Net realized gain on investments and
    foreign currency transactions                    8,391,096       8,965,952
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (6,614,322)      2,521,721
  Net increase in net assets from operations        10,632,718      25,198,986

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (4,899,179)     (6,739,295)
    Class B                                         (3,883,236)     (8,667,262)
    Class C                                            (73,529)        (68,303)
  Distributions in excess of net investment
    income
    Class A                                         (2,095,730)             -0-
    Class B                                         (1,692,062)             -0-
    Class C                                            (32,833)             -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (28,950,404)    (45,618,195)
  Total decrease                                   (30,994,255)    (35,894,069)

NET ASSETS
  Beginning of year                                158,279,119     194,173,188
  End of year (including undistributed net
    investment income of $6,044,326, and
    $2,010,110, respectively)                     $127,284,864    $158,279,119


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in undistributed net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $139,303 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $227,227 for the year ended October 31, 1997.

In addition, for the year ended October 31, 1997, the Fund's expenses were reduced by $14,534 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,149 from the sale of Class A shares and $14,872, and $1,764 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,474,320 and $553,610 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $172,663,904 and $189,946,821, respectively, for the year ended October 31, 1997. There were purchases of $24,899,758 and sales of $37,657,708 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,287,872 and gross unrealized depreciation of investments was $5,642,971, resulting in net unrealized depreciation of $4,355,099 (excluding foreign currency transactions).


12


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had a capital loss carry forward of $23,648,532 of which $1,488,331 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, and $6,055,909 expires in the year 2003.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:


                                      CONTRACT      U.S. $ VALUE ON      U.S. $         UNREALIZED
                                       AMOUNT         ORIGINATION        CURRENT       APPRECIATION
                                        (000)            DATE             VALUE       (DEPRECIATION)
                                   ---------------  ---------------  ---------------  ---------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Deutsche Marks,
  expiring 11/07/97-11/25/97            18,028      $ 10,360,426      $ 10,461,122       $   100,696
French Francs,
  expiring 11/06/97                      7,798         1,349,814         1,352,763             2,949
Indonesian Rupiah,
  expiring 1/16/98                   9,000,000         3,568,597         2,434,900        (1,133,697)
Norwegian Kroner,
  expiring 11/03/97                     47,838         6,625,605         6,825,839           200,234
Swedish Krona,
  expiring 12/04/97                     38,394         5,119,214         5,114,604            (4,610)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  expiring 11/14/97                     19,243        14,187,616        13,535,311           652,305
Deutsche Marks,
  expiring 11/07/97-11/25/97            72,514        41,135,436        42,097,878          (962,442)
French Francs,
  expiring 11/06/97                     34,242         5,758,837         5,940,255          (181,418)
Indonesian Rupiah,
  expiring 1/16/98                   9,000,000         3,491,891         2,434,900         1,056,991


13


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                      CONTRACT      U.S. $ VALUE ON      U.S. $         UNREALIZED
                                       AMOUNT         ORIGINATION        CURRENT       APPRECIATION
                                        (000)            DATE             VALUE       (DEPRECIATION)
                                   ---------------  ---------------  ---------------  ---------------
Italian Lira,
  expiring 11/10/97                 24,988,933      $ 14,454,245      $ 14,753,725       $  (299,480)
New Zealand Dollars,
  expiring 11/10/97                     19,395        12,315,950        12,072,513           243,437
Norwegian Kroner,
  expiring 11/03/97                     47,838         6,750,401         6,825,839           (75,438)
Swedish Krona,
  expiring 12/04/97                    111,058        14,593,643        14,794,349          (200,706)
Swiss Francs,
  expiring 12/08/97                      9,385         6,512,811         6,721,098          (208,287)
                                                                                         $  (809,466)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.


14


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1997.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              516,722       302,988   $   3,728,611   $   2,125,120
Shares issued in
  reinvestment of
  dividends              211,609       223,790       1,529,106       1,567,466
Shares converted
  from Class B         5,542,644       481,948      39,662,519       3,382,773
Shares redeemed       (2,268,565)   (2,745,589)    (16,382,016)    (19,157,166)
Net increase
  (decrease)           4,002,410    (1,736,863)  $  28,538,220   $ (12,081,807)

CLASS B
Shares sold              509,209       711,413      $3,686,703      $5,004,343
Shares issued in
  reinvestment of
  dividends              176,547       249,020       1,277,395       1,743,484
Shares converted
  to Class A          (5,542,644)     (481,948)    (39,662,519)     (3,382,773)
Shares redeemed       (3,169,143)   (5,315,003)    (22,944,703)    (37,147,265)
Net decrease          (8,026,031)   (4,836,518)  $ (57,643,124)  $ (33,782,211)

CLASS C
Shares sold              114,774        98,250   $     838,047   $     694,497
Shares issued in
  reinvestment of
  dividends                7,279         3,744          52,557          26,251
Shares redeemed         (101,777)      (68,091)       (736,104)       (474,925)
Net increase              20,276        33,903   $     154,500   $     245,823


15


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                           CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------------
                                                1997          1996          1995          1994          1993
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year            $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .47(a)        .59(a)        .77(a)        .85          1.02
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .08           .48         (1.31)        (1.08)         (.26)
Net increase (decrease) in net asset
  value from operations                          .55          1.07          (.54)         (.23)          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)         (.67)           -0-         (.09)         (.67)
Distributions in excess of net
  investment income                             (.20)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.67)         (.58)           -0-
Total dividends and distributions               (.67)         (.67)         (.67)         (.67)         (.67)
Net asset value, end of year                  $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value(b)                            7.82%        16.37%        (6.47)%       (2.64)%        9.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $96,133       $68,776       $76,837       $52,385       $82,977
Ratio to average net assets of:
  Expenses                                      1.58%(c)      1.64%         1.60%         1.41%         1.94%
  Expenses, excluding interest expense          1.58%         1.60%(d)      1.55%(d)      1.30%(d)      1.40%(d)
  Net investment income                         6.50%         8.40%         8.56%         7.17%         9.17%
Portfolio turnover rate                          173%          215%          400%          605%          200%


See footnote summary on page 18.


16


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            --------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------------
                                                1997          1996          1995          1994          1993
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year            $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)        .53(a)        .44(a)        .88           .92
Net realized and unrealized gain
  (loss) on investments
and foreign currency transactions                .06           .47         (1.05)        (1.18)         (.22)
Net increase (decrease) in net asset
  value from operations                          .48          1.00          (.61)         (.30)          .70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)         (.60)           -0-         (.08)         (.61)
Distributions in excess of net
  investment income                             (.18)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.60)         (.52)           -0-
Total dividends and distributions               (.60)         (.60)         (.60)         (.60)         (.61)
Net asset value, end of year                  $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value(b)                            6.90%        15.35%        (7.31)%       (3.35)%        8.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $29,949       $88,427      $116,551      $233,896      $431,186
Ratio to average net assets of:
  Expenses                                      2.29%(c)      2.35%         2.29%         2.11%         2.64%
  Expenses, excluding interest expense          2.29%         2.31%(d)      2.22%(d)      2.01%(d)      2.11%(d)
  Net investment income                         5.79%         7.69%         7.53%         6.44%         8.46%
Portfolio turnover rate                          173%          215%          400%          605%          200%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                            -----------------------------------------------------------------------
                                                                                                    MAY 3, 1993(E)
                                                            YEAR ENDED OCTOBER 31,                        TO
                                            ------------------------------------------------------     OCT. 31,
                                                1997          1996          1995          1994           1993
                                            ------------  ------------  ------------  ------------  ---------------
Net asset value, beginning of period          $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)        .54(a)        .44(a)        .46           .32
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                          .07           .47         (1.04)         (.75)          .16
Net increase (decrease) in net asset
  value from operations                          .49          1.01          (.60)         (.29)          .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)         (.61)           -0-         (.09)         (.30)
Distributions  in excess of net
  investment income                             (.19)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.61)         (.52)           -0-
Total dividends and distributions               (.61)         (.61)         (.61)         (.61)         (.30)
Net asset value, end of period                $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value (b)                           6.92%        15.36%        (7.29)%       (3.34)%        5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,203        $1,076          $786        $1,252          $718
Ratio to average net assets of:
  Expenses                                      2.28%(c)      2.34%         2.29%         2.08%         2.44%(f)
  Expenses, excluding interest expense          2.28%         2.30%(d)      2.24%(d)      1.99%(d)      2.11%(d)(f)
  Net investment income                         5.80%         7.62%         7.55%         6.10%         7.17%(f)
Portfolio turnover rate                          173%          215%          400%          605%          200%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expense grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.57%, 2.28% and 2.27% for Class A, B and C shares, respectively.

(d)  Interest expense includes commitment fees paid.

(e)  Commencement of distribution.

(f)  Annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE MULTI-MARKET
STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19

ALLIANCE MULTI-MARKET STRATEGY TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)        U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-8.5%
DEBT OBLIGATIONS-8.5%
Deutsche Bank AG
  6.00%, 7/5/00 (a)                           AU$   8,000     $  5,251,917
State Bank of South Wales
  8.63%, 8/20/01 (a)                                6,000        4,234,407

Total Australian Securities
  (cost $10,449,065)                                             9,486,324

DENMARK-7.2%
GOVERNMENT OBLIGATION-7.2%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $9,941,782)                           DKK  50,000        8,041,050

FRANCE-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of France
  7.75%, 4/12/00 (a)
  (cost $5,007,641)                           FRF  28,000        4,958,576

GERMANY-18.2%
DEBT OBLIGATIONS-13.4%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01 (a)                        US$     5,000        4,972,220
Bayerische Vereinsbank
  Finansiering
  5.25%, 5/17/01 (a)                        DEM     7,400        4,208,716
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)                              10,000        5,773,839
                                                               -----------
                                                                14,954,775

GOVERNMENT OBLIGATION-4.8%
Government of Germany
  8.00%, 7/22/02 (a)                                8,500        5,345,957

Total German Securities
  (cost $21,834,315)                                            20,300,732

ITALY-13.1%
GOVERNMENT OBLIGATIONS-13.1%
Republic of Italy
  6.00%, 2/15/00 (a)                      ITL  10,400,000        6,014,957
  6.25%, 5/15/02 (a)                           14,400,000        8,551,933

Total Italian Securities
  (cost $14,054,557)                                            14,566,890

MEXICO-6.6%
GOVERNMENT OBLIGATION-6.6%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $7,865,283)                         MXP    63,787        7,387,150

NORWAY-4.8%
GOVERNMENT OBLIGATION-4.8%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $6,198,983)                         NOK    38,000        5,382,329

POLAND-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Poland
  Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $5,811,656)                         PLN    21,600        5,820,839

SWEDEN-9.3%
GOVERNMENT OBLIGATIONS-9.3%
Kingdom of Sweden
  5.50%, 4/12/02 (a)                        SEK    40,000        5,247,040
  13.00%, 6/15/01 (a)                              32,000        5,064,853

Total Swedish Securities
  (cost $11,186,107)                                            10,311,893

UNITED STATES-18.5%
DEBT OBLIGATION-3.6%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01 (a)                        US$     4,000        4,037,004

GOVERNMENT AGENCY OBLIGATION-3.8%
FNMA Global
  7.25%, 6/20/02 (a)                        NZ$     7,850        4,258,199

GOVERNMENT OBLIGATION-5.1%
U.S. Treasury Notes
  6.50%, 5/31/02                            US$     5,500        5,663,279


5


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)        U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-6.0%
Rabobank
  5.44%, 5/01/98                            US$     6,600     $  6,600,000

Total United States Securities
  (cost $21,646,626)                                            20,558,482

TOTAL INVESTMENTS-95.9%
  (cost $113,996,014)                                         $106,814,265
Other assets less liabilities-4.1%                               4,610,824

NET ASSETS-100%                                               $111,425,089


(a) Securities, or a portion thereof, with an aggregate market value of $94,550,986 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $113,996,014)         $106,814,265
  Cash                                                                  82,829
  Receivable for investment securities sold                          9,033,245
  Interest receivable                                                2,941,956
  Receivable for capital stock sold                                      9,783
  Prepaid expenses                                                       5,679
  Total assets                                                     118,887,757

LIABILITIES
  Payable for investment securities purchased                        6,600,000
  Dividend payable                                                     302,162
  Payable for capital stock redeemed                                   163,081
  Unrealized depreciation of forward exchange
    currency contracts                                                 155,537
  Advisory fee payable                                                  55,838
  Distribution fee payable                                              34,226
  Accrued expenses and other liabilities                               151,824
  Total liabilities                                                  7,462,668

NET ASSETS                                                        $111,425,089

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     16,408
  Additional paid-in capital                                       139,651,443
  Distributions in excess of net investment income                    (348,303)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (20,532,151)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (7,362,308)
                                                                  $111,425,089
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($100,628,783 / 14,820,573 shares of capital stock
    issued and outstanding)                                              $6.79
  Sales charge--4.25% of public offering price                            0.30
  Maximum offering price                                                 $7.09

  CLASS B SHARES
  Net asset value and offering price per share
    ($9,948,000 / 1,462,726 shares of capital stock
    issued and outstanding)                                              $6.80

  CLASS C SHARES
  Net asset value and offering price per share
    ($848,306 / 124,783 shares of capital stock
    issued and outstanding)                                              $6.80


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $4,841,057

EXPENSES
  Advisory fee                                      $  353,855
  Distribution fee - Class A                           148,321
  Distribution fee - Class B                            90,391
  Distribution fee - Class C                             4,938
  Transfer agency                                      167,565
  Custodian                                            100,571
  Administrative                                        68,255
  Audit and legal                                       54,325
  Printing                                              31,019
  Registration                                          26,721
  Directors' fees                                       12,162
  Miscellaneous                                          2,557
  Total expenses                                     1,060,680
  Net investment income                                              3,780,377

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (70,848)
  Net realized gain on foreign currency transactions                 3,187,229
  Net change in unrealized depreciation of:
    Investments                                                     (2,826,650)
    Foreign currency denominated assets and liabilities                583,921
  Net gain on investments and foreign currency transactions            873,652

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,654,029


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                          SIX MONTHS ENDED        YEAR ENDED
                                           APRIL 30, 1998          OCTOBER 31,
                                             (UNAUDITED)             1997
                                         -----------------       -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $  3,780,377        $  8,855,944
  Net realized gain on investments and
    foreign currency transactions                3,116,381           8,391,096
  Net change in unrealized depreciation
    of investments and and foreign
    currency denominated assets and
    liabilities                                 (2,242,729)         (6,614,322)
  Net increase in net assets from
    operations                                   4,654,029          10,632,718

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                     (8,462,776)         (4,899,179)
    Class B                                     (1,628,862)         (3,883,236)
    Class C                                        (81,368)            (73,529)
  Distributions in excess of net
    investment income
    Class A                                             -0-         (2,095,730)
    Class B                                             -0-         (1,692,062)
    Class C                                             -0-            (32,833)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                 (10,340,798)        (28,950,404)
  Total decrease                               (15,859,775)        (30,994,255)

NET ASSETS
  Beginning of year                            127,284,864         158,279,119
  End of period (including
    undistributed net investment income
    of $6,044,326 at October 31, 1997)        $111,425,089        $127,284,864


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $68,255 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $96,304 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,423 from the sale of Class A shares and $7,468, and $281 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,551,576 and $581,063 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $13,408,948, for the six months ended April 30, 1998. There were U.S. government and government agency obligations purchases of $5,689,922 for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $597,058 and gross unrealized depreciation of investments was $7,778,807 resulting in net unrealized depreciation of $7,181,749 (excluding foreign currency transactions).

At October 31, 1997, the Fund had a capital loss carryforward of $23,648,532 of which $1,488,331 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, and $6,055,909 expires in the year 2003.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                             U.S. $
                               CONTRACT     VALUE ON      U.S.$    UNREALIZED
                                AMOUNT     ORIGINATION   CURRENT  APPRECIATION
                                (000)         DATE        VALUE  (DEPRECIATION)
                            -----------  --------------  -------  -------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Deutsche Marks,
  settling 6/17/98-8/20/98        17,214  $ 9,570,414  $ 9,637,675    $ 67,261
New Zealand Dollars,
  settling 6/17/98                 3,600    2,007,720    1,991,866     (15,854)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  settling 5/14/98                19,243   12,706,508   12,552,943     153,565
British Pounds,
  settling 5/18/98                 1,700    2,866,033    2,841,290      24,743
Deutsche Marks,
  settling 8/20/98                64,437   36,021,192   36,127,057    (105,865)



12


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                            U.S. $
                               CONTRACT     VALUE ON      U.S.$    UNREALIZED
                                AMOUNT     ORIGINATION   CURRENT  APPRECIATION
                                (000)         DATE        VALUE  (DEPRECIATION)
                            -----------  --------------  -------  -------------
French Francs,
  settling 7/15/98                26,444  $ 4,354,383  $ 4,417,570   $ (63,187)
Italian Lira,
  settling 6/26/98            24,988,933   13,895,478   14,115,908    (220,430)
Japanese Yen,
  settling 6/17/98               493,406    3,837,527    3,749,746      87,781
New Zealand Dollar,
  settling 6/17/98                11,480    6,291,178    6,351,977     (60,799)
Swedish Krona,
  settling 6/16/98                72,664    9,375,938    9,398,690     (22,752)
                                                                     ----------
                                                                     $(155,537)

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1998.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements


13


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1998.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1998  OCTOBER 31, APRIL 30, 1998    OCTOBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                8,446       516,722         $72,176      $3,728,611
Shares issued in
  reinvestment of
  dividends              270,163       211,609       1,852,956       1,529,106
Shares converted from
  Class B              2,684,604     5,542,644     18,549,634      39,662,519
Shares redeemed       (1,663,828)   (2,268,565)    (11,464,637)    (16,382,016)
Net increase           1,299,385     4,002,410      $9,010,129     $28,538,220

CLASS B
Shares sold              149,680       509,209      $1,032,983      $3,686,703
Shares issued in
  reinvestment of
dividends                 79,304       176,547         545,134       1,277,395
Shares converted to
  Class A             (2,935,401)   (5,542,644)    (18,549,634)    (39,662,519)
Shares redeemed          (43,238)   (3,169,143)     (2,069,820)    (22,944,703)
Net decrease          (2,749,655)   (8,026,031)   $(19,041,337)   $(57,643,124)

CLASS C
Shares sold               16,423       114,774        $113,072        $838,047
Shares issued in
  reinvestment of
dividends                  5,562         7,279          38,231          52,557
Shares redeemed          (66,433)     (101,777)       (460,893)       (736,104)
Net increase
  (decrease)             (44,448)       20,276       $(309,590)       $154,500


14


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS A
                                          ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                          YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.11        $7.23        $6.83        $8.04        $8.94        $8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .23(a)       .47(a)       .59(a)       .77(a)       .85         1.02
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .04          .08          .48        (1.31)       (1.08)        (.26)
Net increase (decrease) in net asset
  value from operations                          .27          .55         1.07         (.54)        (.23)         .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.59)        (.47)        (.67)          -0-        (.09)        (.67)
Distributions in excess of net investment
  income                                          -0-        (.20)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.67)        (.58)          -0-
Total dividends and distributions               (.59)        (.67)        (.67)        (.67)        (.67)        (.67)
Net asset value, end of period                 $6.79        $7.11        $7.23        $6.83        $8.04        $8.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.00%        7.82%       16.37%       (6.47)%      (2.64)%       9.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $100,629      $96,133      $68,776      $76,837      $52,385      $82,977
Ratio to average net assets of:
  Expenses                                      1.69%(c)     1.58%(d)     1.64%        1.60%        1.41%        1.94%
  Expenses, excluding interest
    expense                                     1.69%(c)     1.58%        1.60%(e)     1.55%(e)     1.30%(e)     1.40%(e)
  Net investment income                         6.55%(c)     6.50%        8.40%        8.56%        7.17%        9.17%
Portfolio turnover rate                           12%         173%         215%         400%         605%         200%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                          ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                          YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.11        $7.23        $6.83        $8.04        $8.94        $8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .18(a)       .42(a)       .53(a)       .44(a)       .88          .92
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .07          .06          .47        (1.05)       (1.18)        (.22)
Net increase (decrease) in net asset
  value from operations                          .25          .48         1.00         (.61)        (.30)         .70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (.42)        (.60)          -0-        (.08)        (.61)
Distributions in excess of net investment
  income                                          -0-        (.18)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.60)        (.52)          -0-
Total dividends and distributions               (.56)        (.60)        (.60)        (.60)        (.60)        (.61)
Net asset value, end of period                 $6.80        $7.11        $7.23        $6.83        $8.04        $8.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.69%        6.90%       15.35%       (7.31)%      (3.35)%       8.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $9,948      $29,949      $88,427     $116,551     $233,896     $431,186
Ratio to average net assets of:
  Expenses                                      2.37%(c)     2.29%(d)     2.35%        2.29%        2.11%        2.64%
  Expenses, excluding interest
    expense                                     2.37%(c)     2.29%        2.31%(e)     2.22%(e)     2.01%(e)      .11%(e)
  Net investment income                         5.67%(c)     5.79%        7.69%        7.53%        6.44%        8.46%
Portfolio turnover rate                           12%         173%         215%         400%         605%         200%


See footnote summary on page 17.


16


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS                                                    MAY 3, 1993(F)
                                               ENDED                     YEAR ENDED OCTOBER 31,                 TO
                                          APRIL 30, 1998 -------------------------------------------------- OCTOBER 31,
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.11        $7.23        $6.83        $8.04        $8.94        $8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .20(a)       .42(a)       .54(a)       .44(a)       .46          .32
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .05          .07          .47        (1.04)        (.75)         .16
Net increase (decrease) in net asset
  value from operations                          .25          .49         1.01         (.60)        (.29)         .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)        (.42)        (.61)          -0-        (.09)        (.30)
Distributions in excess of net investment
  income                                          -0-        (.19)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.61)        (.52)          -0-
Total dividends and distributions               (.56)        (.61)        (.61)        (.61)        (.61)        (.30)
Net asset value, end of period                 $6.80        $7.11        $7.23        $6.83        $8.04        $8.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.70%        6.92%       15.36%       (7.29)%      (3.34)%       5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $848       $1,203       $1,076         $786       $1,252         $718
Ratio to average net assets of:
  Expenses                                      2.37%(c)     2.28%(d)     2.34%        2.29%        2.08%        2.44%(c)
  Expenses, excluding interest
    expense                                     2.37%(c)     2.28%        2.30%(e)     2.24%(e)     1.99%(e)     .11%(c)(e)
  Net investment income                         5.80%(c)     5.80%        7.62%        7.55%        6.10%        7.17%(c)
Portfolio turnover rate                           12%         173%         215%         400%         605%         200%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.57%, 2.28% and 2.27% for Class A, B and C shares, respectively.

(e)  Interest expense includes commitment fees paid.

(f)  Commencement of distribution.


17

_____________________________________________________________

                           APPENDIX A

                DESCRIPTION OF OBLIGATIONS ISSUED
                OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES
_____________________________________________________________

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

_____________________________________________________________

                           APPENDIX B
                BOND AND COMMERCIAL PAPER RATINGS
_____________________________________________________________

STANDARD & POOR's BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH IBCA, INC. BOND RATINGS

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by Directors and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior through strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. Securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR's COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2, and 3 to denote relative strengths within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND
DUFF 2 COMMERCIAL PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payments. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

_____________________________________________________________

                           APPENDIX C

                FUTURES CONTRACTS AND OPTIONS ON
            FUTURES CONTRACTS AND FOREIGN CURRENCIES
_____________________________________________________________

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, Foreign Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National U.S. Treasury Bonds, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides as partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_______________________________________________________________

            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES
_______________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the

President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and until the 1997 Congressional elections held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on

July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. Elections will next be held by 2000 (Presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996. Talks with the insurgents have continued but are currently on hold.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. There have also been mushrooming revelations linking Mexico's drug cartels with high Government and military officials. These revelations could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified as an ally there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area by the end of 1997, and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995. The peso/dollar exchange rate announced by Banco de Mexico on October 27, 1997 (to take effect on the second business day thereafter) for the payment of obligations denominated in dollars and payable in pesos was 8.39 pesos to the U.S. Dollar.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support have been and will be used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package is up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 29, 1995, the Government announced the establishment of a new accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para la Recuperacion Economica (Alliance for Economic Recovery or "ARE"). The chief objectives of the ARE, which was replaced by the ACE (as defined below), were to stimulate economic recovery and job creation, and to strengthen the basis for gradual and sustainable economic growth.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors, private consumption and
(iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid an economic crisis of the type suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports (including in-bond industries) decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports (including in-bond industries) in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico registered a surplus in its trade balance of $6.531 billion during 1996, down approximately 7.9% from 1995. During 1996, Mexico's current account balance registered a deficit of $1.922 billion, as compared with a deficit of $1.577 billion in 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1996, Mexico's international reserves amounted to $17,509 million, as compared to $15,741 million at December 31, 1995, $6,148 million at December 31, 1994 and $24,538 million at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow in the third and fourth quarters of 1996, resulting in an overall GDP growth rate of 5.1% for 1996. According to preliminary estimates, the GDP continued to grow by 5.1% during the first quarter of 1997, compared to the first quarter of 1996. The Government currently projects a 4.5% increase in the GDP for 1997. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1996 and for each of the six months ended June 1997.

                        Free Market Rate    Controlled Rate
                        ________________    _______________

                        End of             End of
                        Period    Average  Period    Average
                        ______    ________ _______   _______

1981. . . . . . .          26        24        --       --
1982. . . . . . .         148        57        96        57
1983. . . . . . .         161       150       143       120
1984. . . . . . .         210       185       192       167
1985. . . . . . .         447       310       371       256
1986. . . . . . .         915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --
1995. . . . . . .       7.643     6.419       --        --
1996. . . . . . .       7.851     7.598       --        --
1997
  January               7.839     7.831       --        --
  February              7.784     7.793       --        --
  March                 7.891     7.963       --        --
  April                 7.927     7.904       --        --
  May                   7.909     7.906       --        --
  June                  7.958     7.947       --        --

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995 (as measured by the increase in the National Consumer Price Index), was 52.0%, as compared with 7.1% during 1994. Inflation during 1996 was 27.7%. In May 1997, the monthly consumer inflation rate was 0.9%, the first time the monthly inflation rate was below 1% since December 1994. The inflation rate during the first six months of 1997 was 8.7%, compared to 15.3% during the first six months of 1996.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1996 and for the six months ended June 30, 1997.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981 .................................. 28.7%
1982................................... 98.9
1983................................... 80.8
1984................................... 59.2
1985................................... 63.7
1986...................................105.7
1987...................................159.2
1988................................... 51.7
1989...................................  9.7
1990................................... 29.9
1991................................... 18.8
1992................................... 11.9
1993...................................  8.0
1994...................................  7.1
1995................................... 52.0
1996................................... 27.7
1997(1)................................  8.7

(1)  For the six months ended June 30.

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1996 at historical and constant prices.

                             Gross              Change from
           Gross             Domestic Product   Prior Year at
           Domestic Product  at 1980 Prices(1)  Constant Prices
           ________________  _________________  _______________

            (millions of Mexican New Pesos)      (percentage)


1991. . . .    865,166               5,463            3.6
1992. . . .  1,019,156               5,616            2.8
1993. . . .  1,145,382               5,659            0.7
1994. .      1,272,799               5,858            3.5
1995(2).     1,604,368               5,452           (6.9)
1996(2)(3)   2,285,266               1,270.4(4)       3.0


(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2) Preliminary.
(3) Annualized.
(4) Constant peso with purchasing power at December 31, 1993.

Source: Ministry of Finance and Public Credit

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day Cetes, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:

                   Average Cetes and Interest Rates
                  _________________________________

                          28-Day   91-Day
                          Cetes    Cetes    CPP      TIIP    TIIE
                          _____    _____    _____    _____   _____

1990:
     Jan.-June            41.2     40.7     43.2%    _____   _____
     July-Dec.            28.3     29.4     31.0     _____   _____
1991:
     Jan.-June            21.2     21.7     24.3     _____   _____
     July-Dec.            17.3     18.0     20.8     _____   _____
1992:
     Jan.-June            13.8     13.8     16.9     _____   _____
     July-Dec.            17.4     18.0     20.7     _____   _____
1993:
     Jan.-June            16.4     17.3     20.9     20.4(1) _____
     July-Dec.            13.5     13.6     16.2     16.1    _____
1994:
     Jan.-June            13.0     13.5     14.2     15.3    _____
     July-Dec.            15.2     15.7     16.8     20.4    _____
1995:
     Jan.-June            55.0     54.3     49.6     63.6    71.2(2)
     July-Dec.            41.9     42.2     40.7     44.5    44.5
1996:
     Jan.-June            35.4     37.2     34.5     37.3    37.2
     July-Dec.            27.4     28.6     26.9     30.2    30.1
1997:
     January              23.6     24.6     24.1     25.9    26.0
     February             19.8     22.0     21.1     22.2    22.1
     March                21.7     22.3     21.1     24.0    24.0
     April                21.4     22.4     21.1     23.8    24.0
     May                  18.4     20.6     18.7     20.6    20.7
     June                 20.2     21.4     18.8     22.5    22.5

(1) February-June average
(2) Average for the last two weeks of March
Source: Banco de Mexico

[LOGO]                       ALLIANCE WORLD INCOME TRUST, INC

________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          March 2, 1998
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus for Alliance World Income Trust, Inc. (the "Fund"). A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                       Page

Description of the Fund. . . . . . . . . . . . . . . .
Management of the Fund . . . . . . . . . . . . . . . .
Expenses of the Fund . . . . . . . . . . . . . . . . .
Purchase of Shares . . . . . . . . . . . . . . . . . .
Redemption and Repurchase of Shares. . . . . . . . . .
Shareholder Services . . . . . . . . . . . . . . . . .
Net Asset Value. . . . . . . . . . . . . . . . . . . .
Dividends, Distributions and Taxes . . . . . . . . . .
Brokerage and Portfolio Transactions . . . . . . . . .
General Information. . . . . . . . . . . . . . . . . .
Report of Independent Auditors and
  Financial Statements . . . . . . . . . . . . . . . .
Appendix A (Obligations of U.S. Government Agencies
  or Instrumentalities). . . . . . . . . . . . . . . .  A-1
Appendix B (Bond and Commercial Paper Ratings) . . . .  B-1
Appendix C (Futures Contracts) . . . . . . . . . . . .  C-1
Appendix D (Additional Information About
  The United Mexican States) . . . . . . . . . . . . .  D-1

____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

INTRODUCTION TO THE FUND

         The Fund is a non-diversified, open-end management investment company commonly known as a "mutual fund." The investment objective and policies of the Fund are set forth below. The Fund's investment objective may not be changed without shareholder approval. Except as otherwise provided below, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P. (the "Adviser"), the Fund's Adviser, considers to be prudent investment risk, that is available from a portfolio of high- quality debt securities having remaining maturities of not more than one year. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. The Fund will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. The Fund, which is not a money market fund, is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

         In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Fund's Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

         The returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices--Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of across-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Fund's Adviser were incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

         The Fund invests in debt securities denominated in the currencies of countries participating in the European Monetary System ("EMS"). The EMS comprises the commitments of certain member states of the European Union to jointly manage the exchange rates of their currencies with the goal of promoting the harmonization and integration of the economies of the member states through exchange- rate stability. The nine countries currently participating in the EMS, and their currencies, are Belgium (Franc), Denmark (Danish Krone), France (Franc), Germany
(Mark), Great Britain (Pound Sterling), Ireland (Punt), Italy
(Lira), Netherlands (Guilder) and Spain (Peseta). The Fund also invests in debt securities denominated in the currencies of other countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Canadian Dollar, Japanese Yen, New Zealand Dollar, Swedish Krona and Swiss Franc.

         An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities denominated in one currency, the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico, and, when added to the Fund's investments in Mexican Peso denominated securities, may exceed 25% of the value of the Fund's net assets. For a general description of Mexico, see Appendix D.

         The Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Union, a fifteen-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU- denominated obligations or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated obligations.

         The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for Reconstruction and Development (the "World Bank"), which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund seeks to minimize investment risk by limiting its portfolio investments to income producing debt securities of high quality and will invest at least 65% (and normally substantially all) of its total assets in such securities. The Fund's portfolio securities will consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iii) obligations issued or guaranteed by supranational entities and corporate debt securities, all of which are rated AAA by S&P or Aaa by Moody's or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch IBCA, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA by S&P or Aaa by Moody's and determined by the Adviser to be of equivalent quality.

         Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

         Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

         Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The Fund will invest a portion of its net assets in securities denominated in the currencies of countries participating in the EMS or denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

         The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer- term bond fund.

         The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts, and intends to continue to conduct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

INVESTMENT PRACTICES

         U.S. GOVERNMENT SECURITIES. For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("U.S. Government Securities"), see Appendix A.

         CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. Commercial paper consists of short-term (usually from 1-270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

         A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter of agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see
Appendix B.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and
(c) repurchase agreements not terminable within seven days. See "Additional Investment Policies," below.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities eligible for resale under Rule 144A, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuer which is sponsored by the National Association of Securities Dealers, Inc. ("NASD").

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. The Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts.

         The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         The Fund may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Fund's Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" pertaining to the types of securities it may invest in with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Fund's Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil and gas, or other mineral exploration or development programs; (iv) purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         To reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities;
(ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, that it will (i) not purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies, (ii) not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, (iii) not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result of such warrants valued at the lower of such cost or market, would exceed 5% of the value of the Fund's net assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange, (iv) prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers owning beneficially more than one-half of 1% of the securities of each issuer together own beneficially more than 5% of such securities,
(v) prohibit the purchase of the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation at any such maximum.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,4  52, Chairman and President of the
Fund, is the President, Chief Operating Officer, and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable"). She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4653, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, a Senior Vice President of ACMC with which he had been associated since prior to 1993. He is currently an independent consultant. His address is P.O. Box
167, Spring Lake, New Jersey 07762

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

____________________

4.  An "interested person" of the Fund as defined in the 1940
    Act.

         DR. JAMES M. HESTER, 73, is President of the Harry Frank Guggenheim Foundation with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President, Chief Executive Officer and Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is 80 Pine Street, New York, New York 10005.

         DONALD J. ROBINSON, 63, was formerly a senior partner and a member of the Executive Committee at in the law firm of Orrick, Herrington & Sutcliffe and is currently senior counsel to that firm. His address is 666 Fifth Avenue, 19th Floor, New York, New York 10103.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see the biography under "DIRECTORS" section, above.

         KATHLEEN A. CORBET, 37, Senior Vice President, is an
Executive Vice President of ACMC with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department, since prior to 1993.

         WAYNE D. LYSKI, 56, Senior Vice President, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         DOUGLAS J. PEEBLES, 32, Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., 47, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, 43, Assistant Secretary, is Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1993.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, 41, Assistant Secretary, is a Vice
President and Special Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, 47, Treasurer and Chief Financial
Officer, is a Senior Vice President of Alliance Fund Services,
Inc. ("AFS"), with which he has been associated since prior to 1993.

         JUAN J. RODRIGUEZ, 40, Controller, is an Assistant Vice
President of AFS with which he has been associated since prior to 1993.

         CARLA LAROSE, 34, Assistant Controller, is a Manager of
AFS with which she has been associated since prior to 1993.

         JOSEPH J. MANTINEO, 38, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         VINCENT S. NOTO, 33, Assistant Controller, is a Vice
President of AFS with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                Total Number   Total Number
                                                of Registered  of Investment
                                                Investment     Portfolios
                                                Companies      within the
                                                the Alliance   Alliance
                                                Fund Complex,  Fund Complex,
                                                Including the  Including the
                                  Total         Fund, as to    Fund, as to
                                  Compensation  which the      which the
                    Aggregate     from the      Director is    Director is a
                    Compensation  Alliance      a Director     Director or
Name of Director    From the Fund Fund Complex  or Trustee     Trustee

John D. Carifa        $-0-         $-0-            54              118
Ruth Block            $3039        $164,000        40              80
David H. Dievler      $3,046       $188,500        47              83
John H. Dobkin        $3,030       $126,500        44              80
William H. Foulk, Jr. $3,106       $176,250        48              113
Dr. James M. Hester   $3,006       $156,500        40              76
Clifford L. Michel    $2,775       $194,500        41              92
Donald J. Robinson    $2,971       $235,500        41              94

         As of February 6, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of December 31, 1997, the Adviser was an investment manager of employee benefit fund assets for 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising more than 122 separate investment portfolios managed by the Adviser currently have over three million shareholder accounts.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .65 of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended in 1995, 1996 and 1997 advisory fees payable to the Adviser amounted to $451,385, $316,077 and $268,583, respectively. Of those amounts, $111,110, $77,804 and $66,114 for fiscal years of the Fund ended in 1995, 1996 and 1997, respectively, were waived by the Adviser so that during such period, the Fund paid advisory fees in amounts aggregating, $340,275, $238,273 and $202,469, respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods computed from each November 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party. Most recently, continuance of the Agreement was approved for the period ending October 31, 1998 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on September 9, 1997.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Mortgage Securities Income Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter") and the Adviser to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its shares in accordance with a plan which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fee, which provides for the financing of the Fund's shares, is designed to permit an investor to purchase Fund shares through broker-dealers without the assessment of a front-end or contingent deferred sales charge and, at the same time, to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons (as defined in the 1940 Act) are committed to the discretion of the Directors, who are not interested, then in office.

         The Agreement became effective on July 22, 1992. The Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on October 14, 1991.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the fiscal year ended October 31, 1997, distribution services fees for expenditures under the Agreement to the Principal Underwriter amounted to $371,885. Of that amount, $90,906 was waived by the Principal Underwriter so that during such period, the Fund paid distribution services fees for expenditures in an amount aggregating $280,979 which constituted
 .68 of 1%, annualized, of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $556,930. Of the $837,909 paid by the Fund and the Adviser under the Plan, $86,252 was spent on advertising, $3,878 on the printing and mailing of prospectuses for persons other than current shareholders, $533,902 for compensation to broker-dealers and other financial intermediaries (including, $176,331 to the Fund's Principal Underwriter), $3,180 for compensation to sales personnel and $210,697 on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and in either case by a majority of the Directors who are not interested persons, as defined in the 1940 Act, of any such party (other than as directions of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related thereto. Most recently, continuance of the Agreement was approved for the period ending October 31, 1998 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on September 9, 1997.

         All material amendments to the Agreement must be approved by a vote of the Directors or of the holders of the Fund's outstanding voting securities and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the disinterested Directors who have no direct or indirect financial interest in the Plan, the Agreement or any related agreement or by a majority vote of the outstanding shares of the Fund, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior written notice to the Principal Underwriter.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1997, the Fund paid Alliance Fund Services, Inc. $45,142 pursuant to the Transfer Agency Agreement.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value, without any sales charge, through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter. The minimum for initial investments is $10,000; subsequent investments (excluding reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $1,000. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment.

         Investors may purchase shares of the Fund through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined, as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other mutual funds managed by the Adviser, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer and their immediate family members to urban or resort locations within or outside of the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         The Principal Underwriter is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone

(although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund, nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request, except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares of the Fund. Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund has minimums of $10,000 for initial investments, $1,000 for subsequent investments and $5,000 for account balances. A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $5,000 within sixty days after notice has been mailed by the Fund of a deficient balance, or the Fund will close the account and mail a check for the proceeds to the shareholder.
The Fund intends at least once each six months to review its shareholder balances in regard to the $5,000 minimum and to send appropriate notices to shareholders with deficient accounts. The Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums. The minimum account balance requirement is not applicable to Retirement Plans.

         In the case of redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services."

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other mutual funds managed by the Adviser. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED PROFIT-SHARING AND MONEY PURCHASE PENSION. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Funds calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

GENERAL

         The Fund intends for each taxable year to be qualified as a "regulated investment company" under the Code. Qualification relieves the Fund of Federal income tax liability on that part of its investment company taxable income and net capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

         The information set forth in the Prospectus and the following discussion relate solely to the United States Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of Federal, state, local and foreign tax laws to their own particular situation and the possible effects of changes therein.

         In order to qualify as a regulated investment company for any taxable year, the fund must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currency or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non-Diversified Status."

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund and will be taxable to these shareholders in the year declared and not in the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains---that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Services that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amount so withheld may be credited against a shareholder's federal income tax liability or refunded.

FOREIGN TAX CREDIT

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within

60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN CURRENCY
CONTRACTS

         Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long- term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, forward foreign currency contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short- term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The

Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN SHAREHOLDERS

         The foregoing discussion relates only to United States Federal income tax law as it affects shareholders who are United States residents or United States corporations. The effects of Federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of the Fund as of February 6, 1998 consisted of 12,303,513 shares of common stock.
To the knowledge of the Fund, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund as of February 6, 1998.

CUSTODIAN

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time the Fund advertises its "yield," "actual distribution rate" and "total return." The Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the Fund's net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also advertise in items of sales literature an actual distribution rate which is computed in the same manner as yield, except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of the Fund's total return disclose its average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

         The Fund's yield for the month ended October 31, 1997 was 3.15%. The Fund's actual distribution rate for such period was 6.39%. The Fund's average annual total return for the one-year period ended October 31, 1997 was 3.47%. The Fund's average annual total return for the five-year period ended October 31, 1997 was 2.07%. For the period from December 3, 1990 (commencement of distribution) through October 31, 1997 the Fund's average annual total return was 2.51%.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting yield, total return and net asset value volatility may also from time to time be sent to investors or placed in newspapers and magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. In addition, the Fund may also compare its performance to other short-term investments including money market funds which, unlike the Fund, seek to maintain a stable net asset value per share. In this regard, the Fund may present quotations of money market fund performance as provided by independent organizations such as Donoghue, Inc. or another similar organization.

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

ALLIANCE WORLD INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________
                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
MEXICO-8.8%
GOVERNMENT OBLIGATION-8.8%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $2,040,617)                  MXP         18,159     $  1,898,230

POLAND-6.9%
GOVERNMENT OBLIGATION-6.9%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $1,526,166)                  PLN          6,300        1,486,330

UNITED STATES-161.3%
CERTIFICATES OF DEPOSIT-27.9%
Canadian Imperial Bank of Commerce
  5.72%, 5/27/98 (a)                 US$          1,500        1,500,000
Deutsche Bank AG
  5.75%, 7/29/98 (a)                              1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98                                  1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98 (a)                              1,500        1,500,000
                                                             ------------
                                                               6,001,034

COMMERCIAL PAPER-41.2%
Abbey National PLC
  5.55%, 4/27/98 (a)                 US$          1,500        1,459,069
Banque Internationale de Luxembourg
  5.55%, 1/23/98                                  1,500        1,480,806
BBV Finance Delaware
  5.57%, 3/20/98 (a)                              1,500        1,467,740
Societe Generale
  5.53%, 12/22/97 (a)                             1,500        1,488,249
Toronto Dominion Bank
  5.57%, 1/26/98 (a)                              1,500        1,480,041
Union Bank of Switzerland
  5.52%, 11/24/97 (a)                             1,500        1,494,710
                                                             ------------
                                                               8,870,615

GOVERNMENT OBLIGATION-90.4%
United States Treasury Bill
  4.92%, 11/20/97 (b)                            19,500       19,455,794

TIME DEPOSIT-1.8%
Bank of New York
  5.25%, 11/03/97                                   400          400,000
Total United States Securities
  (cost $34,722,249)                                          34,727,443

TOTAL INVESTMENTS-177.0%
  (cost $38,289,032)                                          38,112,003
Other assets less liabilities-(77.0%)                        (16,582,771)

NET ASSETS-100%                                             $ 21,529,232


(a) Securities, or portion thereof, with an aggregate market value of $15,274,369 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $38,289,032)          $ 38,112,003
  Cash                                                                  36,160
  Interest receivable                                                   25,163
  Receivable for capital stock sold                                      2,375
  Total assets                                                      38,175,701

LIABILITIES
  Payable for capital stock redeemed                                16,454,664
  Dividend payable                                                      71,816
  Distribution fee payable                                              21,549
  Advisory fee payable                                                  16,304
  Unrealized depreciation of forward exchange
    currency contracts                                                   6,128
  Accrued expenses                                                      76,008
  Total liabilities                                                 16,646,469

NET ASSETS                                                        $ 21,529,232

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     26,583
  Additional paid-in capital                                        25,991,457
  Distributions in excess of net investment income                     (65,686)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,239,965)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (183,157)
                                                                   $ 21,529,232

NET ASSET VALUE PER SHARE (based on 13,291,525
    shares outstanding)                                                  $1.62


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                         ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 2,726,054

EXPENSES
  Advisory fee                                      $   268,583
  Distribution fee                                      371,885
  Administrative                                        126,531
  Custodian                                             119,128
  Audit and legal                                        97,596
  Transfer agency                                        45,142
  Directors' fees                                        21,869
  Registration                                           18,480
  Printing                                               11,750
  Miscellaneous                                           4,701
  Total expenses                                      1,085,665
  Less: Fees waived and assumed by Adviser
    and Distributor                                    (157,020)
  Net expenses                                                         928,645
  Net investment income                                              1,797,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (80,140)
  Net realized gain on foreign
    currency transactions                                               11,179
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                       (222,185)
    Foreign currrency denominated assets
      and liabilities                                                  (79,540)
  Net loss on investments and foreign
    currency transactions                                             (370,686)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,426,723


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,797,409   $  2,612,380
  Net realized gain (loss) on investments
   and foreign currency transactions                    (68,961)       475,207
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        (301,725)       206,348
  Net increase in net assets from operations          1,426,723      3,293,935

DIVIDENDS ANDDISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (1,502,762)    (3,023,315)
  Tax return of capital                              (1,092,302)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (22,192,637)   (11,158,351)
  Total decrease                                    (23,360,978)   (10,887,731)

NET ASSETS
  Beginning of year                                  44,890,210     55,777,941
  End of year                                      $ 21,529,232   $ 44,890,210


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains and a tax return of capital distribution, resulted in a net decrease in distributions in excess of net investment income, an increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is


10


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

accrued daily and paid monthly. For the year ended October 31, 1997, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $66,114.

Pursuant to the advisory agreement, the Fund paid $126,531 to the Adviser representing reimbursement of the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,192 for the year ended October 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. The fees are accrued daily and paid monthly. For the year ended October 31, 1997, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $90,906. The Agreement provides that the Distributor will use the payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $5,194 and gross unrealized depreciation of investments was $182,223, resulting in net unrealized depreciation of $177,029 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $4,239,965 of which $293,011 expires in the year 1998, $104,550 expires in the year 1999, $833,703 expires in the year 2000, $240,553 expires in the year 2001, $2,640,608 expires in the year 2002, $47,400 expires in the year 2004, and $80,140 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:


                         CONTRACT  U.S.$ VALUE ON     U.S. $      UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT     APPRECIATION
                           (000)        DATE          VALUE     (DEPRECIATION)
                         --------   ------------   ------------   ------------
FORWARD EXCHANGE
CURRENCY BUY CONTRACTS
Deutsche Marks,
  expiring 11/07/97       2,700      $ 1,537,918    $ 1,565,997     $  28,079

FORWARD EXCHANGE
CURRENCY SALE CONTRACTS
Deutsche Marks,
  expiring 11/07/97       2,700        1,531,790      1,565,997       (34,207)
                                                                    $  (6,128)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.


12


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,098,101       592,826    $  1,819,549    $    987,152
Shares issued in
  reinvestment of
  dividends and
  distributions          632,580       798,519       1,041,737       1,327,317
Shares redeemed      (15,377,403)   (8,120,965)    (25,053,923)    (13,472,820)
Net decrease         (13,646,722)   (6,729,620)   $(22,192,637)   $(11,158,351)


13


FINANCIAL HIGHLIGHTS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993

                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.67       $ 1.66       $ 1.88       $ 1.90       $ 1.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .07(a)       .09(a)       .11(a)       .18          .22
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.01)         .02         (.23)        (.12)        (.16)
Net increase (decrease) in net asset
  value from operations                          .06          .11         (.12)         .06          .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)        (.10)          -0-        (.05)        (.07)
Tax return of capital                           (.05)          -0-        (.10)        (.03)          -0-
Total dividends and distributions               (.11)        (.10)        (.10)        (.08)        (.07)
Net asset value, end of year                  $ 1.62       $ 1.67       $ 1.66       $ 1.88       $ 1.90

TOTAL RETURN:
Total investment return based on
  net asset value (b)                           3.47%        6.98%       (6.35)%       3.27%        3.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $21,529      $44,890      $55,778     $103,310     $149,623
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.25%        2.10%        1.97%        1.70%        1.54%
  Expenses, before waivers/reimbursements       2.63%        2.48%        2.35%        2.08%        1.92%
  Net investment income                         4.35%        5.37%        6.46%        3.96%        5.14%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


14


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


15

ALLIANCE WORLD INCOME TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL




PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
------------------------------------------------------------------------

MEXICO-5.7%
GOVERNMENT OBLIGATION-5.7%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $1,129,405)                          MXP   9,159      $ 1,060,748

POLAND-9.1%
GOVERNMENT OBLIGATION-9.1%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $1,695,066)                          PLN   6,300        1,697,745

UNITED STATES-85.0%
CERTIFICATES OF DEPOSIT-32.3%
Canadian Imperial Bank of Commerce
  5.72%, 5/27/98 (a)                         US$   1,500        1,500,000
Deutsche Bank AG
  5.75%, 7/29/98 (a)                               1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98 (a)                         US$   1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98 (a)                               1,500        1,500,000
                                                             ------------
                                                                6,001,034

TIME DEPOSIT-52.7%
Union Bank of Switzerland
  5.50%, 5/01/98                                   9,800        9,800,000

Total United States Securities
  (cost $15,801,034)                                          15,801,034

TOTAL INVESTMENTS-99.8%
  (cost $18,625,505)                                           18,559,527
Other assets less liabilities-0.2%                                 36,196

NET ASSETS-100%                                               $18,595,723


(a) Securities, or portion thereof, with an aggregate market value of $8,759,527 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $18,625,505)           $18,559,527
  Cash                                                                  13,117
  Receivable for investment securities sold                          9,801,443
  Interest receivable                                                  200,510
  Unrealized appreciation of forward exchange currency contracts        22,066
  Receivable for capital stock sold                                     10,000
  Total assets                                                      28,606,663

LIABILITIES
  Payable for investment securities purchased                        9,800,000
  Payable for capital stock redeemed                                    51,007
  Dividend payable                                                      25,768
  Distribution fee payable                                               9,995
  Advisory fee payable                                                   7,979
  Accrued expenses                                                     116,191

TOTAL LIABILITIES                                                   10,010,940

NET ASSETS                                                         $18,595,723

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $23,009
  Additional paid-in capital                                        23,108,985
  Distributions in excess of net investment income                    (227,489)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (4,264,870)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                       (43,912)

                                                                   $18,595,723

NET ASSET VALUE PER SHARE (based on 11,504,322
  shares outstanding)                                                    $1.62


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)         ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                           $776,060

EXPENSES
  Advisory fee                                          $65,978
  Distribution fee                                       91,355
  Administrative                                         62,885
  Custodian                                              55,395
  Audit and legal                                        53,853
  Transfer agency                                        22,738
  Registration                                           13,506
  Directors' fees                                        10,955
  Printing                                                9,905
  Miscellaneous                                           2,230
  Total expenses                                        388,800
  Less: Fees waived by Adviser and Distributor          (38,573)
  Net expenses                                                        350,227
  Net investment income                                               425,833

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                         (1,978)
  Net realized loss on foreign currency transactions                  (22,927)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                       111,051
    Foreign currrency denominated assets and liabilities               28,194
  Net gain on investments and foreign currency transactions           114,340

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $540,173


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

                                                SIX MONTHS ENDED    YEAR ENDED
                                                 APRIL 30, 1998     OCTOBER 31,
                                                  (UNAUDITED)          1997
                                               -----------------   ------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                             $   425,833   $ 1,797,409
  Net realized loss on investments and foreign
    currency transactions                               (24,905)      (68,961)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities         139,245      (301,725)
  Net increase in net assets from operations            540,173     1,426,723

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (587,636)   (1,502,762)
  Tax return of capital                                      -0-   (1,092,302)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (2,886,046)  (22,192,637)
  Total decrease                                     (2,933,509)  (23,360,978)

NET ASSETS
  Beginning of year                                  21,529,232    44,890,210
  End of period                                     $18,595,723   $21,529,232


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)                          ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1998, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $16,241.

Pursuant to the advisory agreement, the Fund paid $62,885 to the Adviser representing reimbursement of the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,509 for the six months ended April 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. The fees are accrued daily and paid monthly. For the six months ended April 30, 1998, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $22,332. The Agreement provides that the Distributor will use the payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,679 and gross unrealized depreciation of investments was $68,657 resulting in net unrealized depreciation of $65,978 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $4,239,965 of which $293,011 expires in the year 1998, $104,550 expires in the year 1999, $833,703 expires in the year 2000, $240,553 expires in the year 2001, $2,640,608 expires in the year 2002, $47,400 expires in the year 2004, and $80,140 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


10


                                                    ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:


                               CONTRACT   U.S. VALUE ON   U.S.$    UNREALIZED
                                AMOUNT     ORIGINATION   CURRENT  APPRECIATION
                                (000)         DATE        VALUE  (DEPRECIATION)
                            -----------  --------------  -------  -------------

FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Deutsche Marks,
  settling 6/17/98                1,050     $577,834     $586,666     $ 8,832
New Zealand Dollars,
  settling 6/17/98                  375      209,138      207,486      (1,652)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
British Pounds,
  settling 5/18/98                  250      421,798      417,837       3,961
Deutsche Marks,
  settling 8/20/98                  243      135,841      136,240        (399)
Japanese Yen,
  settling 6/17/98               74,813      581,863      568,553      13,310
New Zealand Dollars,
  settling 6/17/98                  375      205,500      207,486      (1,986)
                                                                    ----------
                                                                      $22,066

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1998.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1998  OCTOBER 31, APRIL 30, 1998    OCTOBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              116,950     1,098,101        $189,008    $  1,819,549
Shares issued in
  reinvestment of
  dividends and
  distributions          250,376       632,580         404,609       1,041,737
Shares redeemed       (2,154,529)  (15,377,403)     (3,479,663)    (25,053,923)
Net decrease          (1,787,203)  (13,646,722)    $(2,886,046)   $(22,192,637)


12


FINANCIAL HIGHLIGHTS                                ALLIANCE WORLD INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                               ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30, 1998 -------------------------------------------------------------
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.62       $ 1.67       $ 1.66       $ 1.88       $ 1.90       $ 1.91

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03(a)       .07(a)       .09(a)       .11(a)       .18          .22
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                    -0-        (.01)         .02         (.23)        (.12)        (.16)
Net increase (decrease) in net asset
  value from operations                          .03          .06          .11         (.12)         .06          .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)        (.06)        (.10)          -0-        (.05)        (.07)
Tax return of capital                             -0-        (.05)          -0-        (.10)        (.03)          -0-
Total dividends and distributions               (.03)        (.11)        (.10)        (.10)        (.08)        (.07)
Net asset value, end of period                 $1.62        $1.62        $1.67        $1.66        $1.88        $1.90

TOTAL RETURN:
Total investment return based on net
  asset value (b)                               2.75%        3.47%        6.98%       (6.35)%       3.27%        3.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,596      $21,529      $44,890      $55,778     $103,310     $149,623
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.45%(c)     2.25%        2.10%        1.97%        1.70%        1.54%
  Expenses, before waivers/reimbursements       3.83%(c)     2.63%        2.48%        2.35%        2.08%        1.92%
Net investment income                           4.20%(c)     4.35%        5.37%        6.46%        3.96%        5.14%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized


13

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR's BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY's BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH IBCA, Inc.

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR's COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY's COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2
COMMERCIAL PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes, that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the

Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD
CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_______________________________________________________________

            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES
_______________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the

President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and until the 1997 Congressional elections held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on

July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. Elections will next be held by 2000 (Presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996. Talks with the insurgents are currently on hold.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. There have also been mushrooming revelations linking Mexico's drug cartels with high Government and military officials. These revelations could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified as an ally there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area by the end of 1997, and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995. The peso/dollar exchange rate announced by Banco de Mexico on October 27, 1997 (to take effect on the second business day thereafter) for the payment of obligations denominated in dollars and payable in pesos was 8.39 pesos to the U.S. Dollar.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support have been and will be used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package is up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 29, 1995, the Government announced the establishment of a new accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para la Recuperacion Economica (Alliance for Economic Recovery or "ARE"). The chief objectives of the ARE, which was replaced by the ACE (as defined below), were to stimulate economic recovery and job creation, and to strengthen the basis for gradual and sustainable economic growth.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors, private consumption and
(iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid an economic crisis of the type suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports (including in-bond industries) decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports (including in-bond industries) in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico registered a surplus in its trade balance of $6.531 billion during 1996, down approximately 7.9% from 1995. During 1996, Mexico's current account balance registered a deficit of $1.922 billion, as compared with a deficit of $1.577 billion in 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1996, Mexico's international reserves amounted to $17,509 million, as compared to $15,741 million at December 31, 1995, $6,148 million at December 31, 1994 and $24,538 million at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow in the third and fourth quarters of 1996, resulting in an overall GDP growth rate of 5.1% for 1996. According to preliminary estimates, the GDP continued to grow by 5.1% during the first quarter of 1997, compared to the first quarter of 1996. The Government currently projects a 4.5% increase in the GDP for 1997. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1996 and for each of the six months ended June 1997.

                        Free Market Rate    Controlled Rate
                        ________________    _______________

                        End of             End of
                        Period    Average  Period    Average
                        ______    ________ _______   _______

1981. . . . . . .          26        24        --       --
1982. . . . . . .         148        57        96        57
1983. . . . . . .         161       150       143       120
1984. . . . . . .         210       185       192       167
1985. . . . . . .         447       310       371       256
1986. . . . . . .         915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --
1995. . . . . . .       7.643     6.419       --        --
1996. . . . . . .       7.851     7.598       --        --
1997
  January               7.839     7.831       --        --
  February              7.784     7.793       --        --
  March                 7.891     7.963       --        --
  April                 7.927     7.904       --        --
  May                   7.909     7.906       --        --
  June                  7.958     7.947       --        --

* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995 (as measured by the increase in the National Consumer Price Index), was 52.0%, as compared with 7.1% during 1994. Inflation during 1996 was 27.7%. In May 1997, the monthly consumer inflation rate was 0.9%, the first time the monthly inflation rate was below 1% since December 1994. The inflation rate during the first six months of 1997 was 8.7%, compared to 15.3% during the first six months of 1996.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1996 and for the six months ended June 30, 1997.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981 .................................. 28.7%
1982................................... 98.9
1983................................... 80.8
1984................................... 59.2
1985................................... 63.7
1986...................................105.7
1987...................................159.2
1988................................... 51.7
1989...................................  9.7
1990................................... 29.9
1991................................... 18.8
1992................................... 11.9
1993...................................  8.0
1994...................................  7.1
1995................................... 52.0
1996................................... 27.7
1997(1)................................  8.7


(1)  For the six months ended June 30.

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1996 at historical and constant prices.

                             Gross              Change from
           Gross             Domestic Product   Prior Year at
           Domestic Product  at 1980 Prices(1)  Constant Prices
           ________________  _________________  _______________

            (millions of Mexican New Pesos)      (percentage)


1991. . . .    865,166               5,463            3.6
1992. . . .  1,019,156               5,616            2.8
1993. . . .  1,145,382               5,659            0.7
1994. .      1,272,799               5,858            3.5
1995(2).     1,604,368               5,452           (6.9)
1996(2)(3)   2,285,266               1,270.4(4)       3.0


(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2) Preliminary.
(3) Annualized.
(4) Constant peso with purchasing power at December 31, 1993.

Source: Ministry of Finance and Public Credit

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day Cetes, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:

                   Average Cetes and Interest Rates
                  _________________________________

                         28-Day   91-Day
                         Cetes    Cetes    CPP    TIIP    TIIE
                         _____    _____    _____  _____   _____

1990:
     Jan.-June           41.2     40.7     43.2%  _____   _____
     July-Dec.           28.3     29.4     31.0   _____   _____
1991:
     Jan.-June           21.2     21.7     24.3   _____   _____
     July-Dec.           17.3     18.0     20.8   _____   _____
1992:
     Jan.-June           13.8     13.8     16.9   _____   _____
     July-Dec.           17.4     18.0     20.7   _____   _____
1993:
     Jan.-June           16.4     17.3     20.9   20.4(1) _____
     July-Dec.           13.5     13.6     16.2   16.1    _____
1994:
     Jan.-June           13.0     13.5     14.2   15.3    _____
     July-Dec.           15.2     15.7     16.8   20.4    _____
1995:
     Jan.-June           55.0     54.3     49.6   63.6    71.2(2)
     July-Dec.           41.9     42.2     40.7   44.5    44.5
1996:
     Jan.-June           35.4     37.2     34.5   37.3    37.2
     July-Dec.           27.4     28.6     26.9   30.2    30.1

1997:
     January             23.6     24.6     24.1   25.9    26.0
     February            19.8     22.0     21.1   22.2    22.1
     March               21.7     22.3     21.1   24.0    24.0
     April               21.4     22.4     21.1   23.8    24.0
     May                 18.4     20.6     18.7   20.6    20.7
     June                20.2     21.4     18.8   22.5    22.5

(1) February-June average
(2) Average for the last two weeks of March
Source: Banco de Mexico

                                       ALLIANCE SHORT-TERM
(LOGO)(R)                              MULTI-MARKET TRUST, INC.
____________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 27, 1998
____________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus that offers Class A, Class B and Class C shares of Alliance Short-Term Multi-Market Trust, Inc. (the "Fund") and, if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                             Page

Description of the Fund . . . . . . . . . . . . . . . .
Management of the Fund. . . . . . . . . . . . . . . . .
Expenses of the Fund. . . . . . . . . . . . . . . . . .
Purchase of Shares. . . . . . . . . . . . . . . . . . .
Redemption and Repurchase of Shares . . . . . . . . . .
Shareholder Services. . . . . . . . . . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . . . . . . .
Dividends, Distributions and Taxes. . . . . . . . . . .
Brokerage and Portfolio Transactions. . . . . . . . . .
General Information . . . . . . . . . . . . . . . . . .
Financial Statements and Report of
  Independent Auditors. . . . . . . . . . . . . . . . .
Appendix A (Obligations of U.S. Government
  Agencies or Instrumentalities). . . . . . . . . . . .       A-1
Appendix B (Bond and Commercial Paper Ratings). . . . .       B-1
Appendix C (Futures Contracts). . . . . . . . . . . . .       C-1
Appendix D (Additional Information About
   The United Mexican States) . . . . . . . . . . . . .       D-1

\_____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________________

                     DESCRIPTION OF THE FUND
______________________________________________________________

         Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective. The following policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading "Description of the Fund."

INVESTMENT OBJECTIVE

         The Fund is a non-diversified, open-end management investment company which seeks the highest level of current income, consistent with what Alliance Capital Management L.P. (the "Adviser"), the Fund's investment adviser, considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities. The Fund is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Fund will fluctuate with changes in interest rates and other market conditions.

HOW THE FUND PURSUES ITS OBJECTIVE

         The Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the

Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

         The returns available from short- term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Policies and Practices--Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

         The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

         An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities denominated in one currency the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix D.

         The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch IBCA, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the Adviser to be of high quality.

         The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

         Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Additional Investment Policies and Practices--Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

         Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of an investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and completion within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

         The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for Reconstruction and Development (the "World Bank"), which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the fifteen member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

         Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         LOAN PARTICIPATIONS. The Fund may invest up to 5% of its total assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks ("co-lenders"), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

         The participation interests acquired by the Fund may, depending on the transaction, take the form of a direct co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified under the Investment Company Act of 1940, as amended (the "1940 Act") to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

         When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

         The Fund believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associates with the underlying corporate borrower. The Fund may incur additional credit risk, however, when the Fund is in the position of a participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests the Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation.

         ILLIQUID SECURITIES. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) except as provided below, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. See "Additional Investment Policies and Practices," below. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bond and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc. ("NASD").

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

         NET ASSET VALUE FLUCTUATIONS. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer-term bond fund.

         NON-DIVERSIFIED FUND. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts, and intends to continue to conduct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

         U.S. GOVERNMENT SECURITIES. For a description of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See Appendix A.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. These investment techniques will not be used for speculation.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund; or if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund.

         For information on the use, risks and costs of options on foreign currencies, see Appendix C.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account with its Custodian in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will enter into interest rate swap, cap or floor transactions with its Custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P or Prime-1 by Moody's, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the

Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange- traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its

Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of this agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover (which rate may be higher than that of other investment companies) and the incidence of short-term capital gain taxable as ordinary income. The annual portfolio turnover rates for the fiscal years ended in 1996 and 1997 were 208% and 172%, respectively. Management anticipates that the annual turnover in the Fund will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when all of the securities in the Fund's portfolio are replaced five times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment-company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund has undertaken not to: (i) invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Fund's net assets;
(ii) purchase the securities of any company that has a record of less than three years of continuous operation (including that of any predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies; or
(iii) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,5 52, Chairman and President of the Fund, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States ("Equitable") since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is P.O. Box 4653, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 68, was formerly a Senior Vice
President of ACMC, with which he had been associated since prior
to 1993.  He is currently an independent consultant.   His
address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic
Hudson Valley (historic preservation) since prior to 1993. His address is Historic Hudson Valley, 150 White Plains Road,
Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 65, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser with which he had been associated since prior to 1993. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 73, is President of The Harry Frank Guggenheim Foundation with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 58, is a partner in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President, Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 63, was formerly a senior partner
and member of the Executive Committee of Orrick, Herrington &
Sutcliffe and is currently senior counsel to that firm. His
____________________

5.  An "interested person" of the Fund as defined in the 1940
    Act.

address is 666 Fifth Avenue, 19th Floor, New York, New York
10103.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN AND PRESIDENT, (see biography, under "Directors" section above).

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 56, is an
Executive Vice President of ACMC with which he has been associated since prior to 1993.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 38, is an
Executive Vice President of ACMC with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         F. JEANNE GOETZ, VICE PRESIDENT, 43, is a Senior Vice
President of ACMC with which she has been associated since prior to 1993.

         JOHN J. KELLEY, VICE PRESIDENT, 38, is a Vice President of ACMC with which he has been associated since April 1994.
Previously, he was a Senior Vice President at C. J. Lawrence/
Deutsche Bank, New York, since prior to 1993.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 32, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         CHRISTIAN G. WILSON, ASSISTANT VICE PRESIDENT, 29, is a
Vice President of ACMC with which he has been associated since prior to 1993.

         EDMUND P. BERGAN, JR., SECRETARY, 47, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), with which he has been associated since prior to 1993.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 36, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Financial Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since 1993.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
47, is a Vice President of AFD and a Senior Vice President of
Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

         JUAN RODRIGUEZ, CONTROLLER, 40, is an Assistant Vice
President of AFS with which he has been associated since prior to 1993.

         CARLA, LaROSE, ASSISTANT CONTROLLER, 34, is a Manager of
AFS with which she has been associated since prior to 1993.
SDI Capital Management, LLC, 1608 Walnut Street, Suite 501,
Philadelphia, PA 19103.

         JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 38, is a Vice
President of AFS with which he has been associated since prior to 1993.

         VINCENT S. NOTO, ASSISTANT CONTROLLER, 33, is an
Assistant Vice President of AFS with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1997, the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies), in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                 Total Number
                                                  Total Number   of Investment
                                                  of Investment  Portfolios
                                                  Companies in   Within the
                                                  the Alliance   Alliance
                                    Total         Fund Complex,  Fund Complex,
                                    Compensation  Including the  Including the
                                    from the      Fund, as to    Fund, as to
                      Aggregate     Alliance Fund which the      which the
                      Compensation  Complex,      Director is a  Director is
                      from          Including     Director or    a Director
Name of Director      the Fund      the Fund      Trustee        or Trustee
_________________     _____________ _____________ _____________  _____________

John D. Carifa        $ -0-         $ -0-         54             118
Ruth Block            $3,286        $164,000      40             80
David H. Dievler      $3,293        $188,500      47             83
John H. Dobkin        $ -0-         $126,500      44             80
William H. Foulk, Jr. $ -0-         $176,250      48             113
Dr. James M. Hester   $3,253        $156,500      40             76
Clifford L. Michel    $2,980        $194,500      41             92
Donald J. Robinson    $3,218        $235,500      41             94


         As of February 13, 1998, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundation and endowment funds. As of December 31, 1997, the Adviser was an investment manager of employee benefit fund assets for 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,500 employees who operated out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore,

Chennai, Istanbul, London, Madrid, Mumbai, New Delhi, Paris, Seoul, Singapore, Sydney, Tokyo and Toronto and affiliate offices located in Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising more than 122 separate investment portfolios managed by the Adviser currently have over three million shareholder accounts.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, as of September 30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

         Under the Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $151,378 in respect of such services during the fiscal year of the Fund ended in 1997.

         For the fiscal years of the Fund ended October 31, , 1995, 1996 and 1997 the Adviser received an advisory fee in the amount of $6,033,815 and $4,077,972 and 3,297,775, respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for such purpose and held on September 11, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement continues in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is specifically approved at least annually by a majority vote of the holders of the outstanding voting securities of the Fund or by a majority vote of the Directors, and in either case, by a majority of the Directors who neither are interested persons (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Most recently, the Board of Directors approved the continuance of the Advisory Agreement until December 31, 1997 at their meeting held on December 10, 1997.

         The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc, Alliance/Regent Sector Opportunity Fund, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund,

Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., Fiduciary Management Associates, The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A , Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares and that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Directors (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992, with respect to Class A shares and Class B shares, and was amended as of April 30, 1993 to permit the distribution of Class C shares and September 30, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended October 31, 1997, distribution services fees for expenditures under the Agreement, with respect to Class A shares, were in amounts aggregating $1,225,436 which constituted .30 of 1% of the Fund's average daily net assets attributable to Class A shares during such fiscal year, and the Adviser made payments from its own resources aggregating $451,559. Of the $1,676,995 paid by the Fund and the Adviser under the Plan with respect to Class A shares, $107,274 was spent on advertising, $6,535 on the printing and mailing of prospectuses for persons other than current shareholders, $1,275,290 for compensation to broker-dealers and other financial intermediaries (including $216,126 to the Fund's Principal Underwriter), $29,885 for compensation to sales personnel and $258,013 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended October 31, 1997, distribution services fees for expenditures under the Agreement, with respect to Class B shares, were in amounts aggregating $1,832,201, which constituted 1.00% of the Fund's average daily net assets attributable to Class B shares during such fiscal year. Of the $1,086,068 paid by the Fund and the Adviser under the Plan with respect to Class B shares, $61,233 was spent on advertising, $3,587 on the printing and mailing of prospectuses for persons other than current shareholders, $659,293 for compensation to broker-dealers and other financial intermediaries (including $120,819 to the Fund's Principal Underwriter), $6,072 for compensation to sales personnel, $143,153 was spent on the printing of sales literature, travel, entertainment, due diligence, other promotional expenses and $212,730 was spent on financing of interest relating to Class B shares. The additional $743,133 in payment to the Principal Underwriter will be carried forward and offset against future distribution service fees payable under the Plan.

         During the Fund's fiscal year ended October 31, 1997, distribution services fees for expenditures under the Agreement with respect to Class C shares, were in amounts aggregating $78,809, which constituted 1.00% of the Fund's average daily net assets attributable to Class C shares during such fiscal year, and the Adviser made payments from its own resources aggregating $132,106. Of the $210,915 paid by the Fund and the Adviser under the Plan with respect to Class C shares, $20,949 was spent on advertising, $1,597 on the printing and mailing of prospectuses for persons other than current shareholders, $127,078 for compensation to broker-dealers and other financial intermediaries (including $47,726 to the Fund's Principal Underwriter), $1,742 for compensation to sales personnel, $52,577 was spent on the printing of sales literature, travel, entertainment, due diligence, other promotional expenses and $6,972 was spent on the financing of interest relating to Class C shares.

         The Agreement will continue in effect for successive twelve-month periods (computed from each January 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until December 31, 1998 at their meeting held on December 10, 1997.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the disinterested Directors as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1997, the Fund paid Alliance Fund Services, Inc. $1,009,580 pursuant to the Transfer Agency Agreement.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under "Purchase and Sale of Shares--How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares held for one year or more, without any contingent deferred sales charge ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv), below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Commercial Real Estate Group, Inc.

         Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of each Fund in which the program invests in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Fund's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently
4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents, or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, if applicable, is responsible for transmitting such orders by

5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, if applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders and may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual

Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

         ALTERNATIVE RETAIL PURCHASE ARRANGEMENTS--CLASS A, CLASS
B AND CLASS C SHARES6

____________________

6. Advisor Class shares are sold only to investors described above in this section under "--General."

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charge who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge or Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 1996 and 1997, the aggregate amount of underwriting commission payable with respect to shares of the Fund were , $257,441, $251,737 and $271,395, respectively. Of that amount, the Principal Underwriter received amounts of $19,677, $16,307 and $15,064, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1995, 1996 and 1997, the Principal Underwriter received contingent deferred sales charges of $-0-, $-0- and $111, respectively, on Class A shares, $1,340,337, $273,441 and $45,613, respectively, and on Class B shares and Class C shares, $-0-, $-0- and $4,299, respectively.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      to Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price
________                ________    ________     ____________

Less than
   $100,000             4.44%       4.25%        4.00%
$100,000 but
    less than
    $250,000            3.36        3.25         3.00
$250,000 but
    less than
    $500,000            2.30        2.25         2.00
$500,000 but
    less than
    $1,000,000*         1.78        1.75         1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "-- Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on October 15, 1997.

         Net Asset Value per Class A Share
           at December 31, 1997                  $7.59

         Per Share Sales Charge - 4.25%
           of offering price   (4.44%              .34
           of net asset value per share)         _____

         Class A Per Share Offering Price
           to the Public                         $7.93
                                                 =====

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.

  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund
  -Alliance Strategic Balanced Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors, including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services;
(vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                       CONTINGENT DEFERRED
                                       SALES CHARGE AS A %
                                       OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE           SUBJECT TO CHARGE

         First                           3.0%
         Second                          2.0%
         Third                           1.0%
         Fourth and Thereafter           None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative; or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment as long as the shares are held for one year or more, and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program, or plan, or to be associated with the investment advisory or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or the fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A , or Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK.   Each Fund shareholder
is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTIONS--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, N.J.  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA.

Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the

Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Funds calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

U.S. FEDERAL INCOME TAXES

         The Fund intends for each taxable year to be qualified as a "regulated investment company" under the Code.
Qualification as a regulated investment company relieves the Fund of federal income tax and excise taxes on the portion of its investment company taxable income and net capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

         In order to qualify as a regulated investment company for any taxable year, the fund must, among other things, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non-Diversified Status."

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to at least the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year, and (iii) any ordinary income or capital gains from the preceding calendar year that was not distributed during such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains--that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"), and a second rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gains, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's
Common Stock.

         The Fund generally will be required to withhold tax at the rate of 31% with respect to distributions of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his or her subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding.

FOREIGN TAX CREDITS

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro-rata share of foreign taxes paid by the Fund, (ii) treat his pro-rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro-rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules which limit or reduce their availability to fully deduct, or claim a credit for, their pro-rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country, and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, interest rate swap, cap or floor, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN STOCKHOLDERS

         The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_______________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

CAPITALIZATION

         The authorized capital stock of the Fund currently consists of 1,200,000,000 shares of Class A Common Stock, $.01 par value, 1,200,000,000 shares of Class B Common Stock, $.01 par value, and 1,200,000,000 shares of Class C Common Stock, $.01 par value 1,200,000,000 shares of Advisor Class Common Stock, $.01 par value. Class A, Class B, Class C and Advisor Class shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each class and transfer agency expenses of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of any applicable Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

         The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Class A, Class B, Class C and
Advisor Class Common Stock.

         The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         As of the close of business on February 13, 1998, there were 66,255,094 shares of common stock of the Fund outstanding. Of this amount, 59,085,228 shares were Class A shares, 6,457,230 shares were Class B shares and 712,636 shares were Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of February 13, 1998:

                                 NO. OF
NAME AND ADDRESS                 SHARES       CLASS A   CLASS B  CLASS C

Merrill Lynch for the Sole      13,240,526    22.41%
Benefit of Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr East,
  3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch for the Sole       1,047,998    16.23%
Benefit of Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr East,
  3rd Floor
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette          360,333                       50.55%
Securities Corp., Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

Merrill Lynch for the Sole          63,146                        8.86%
Benefit of Its Customers
Attn:  Fund Administration
4800 Deer Lake Dr East,
  3rd Floor
Jacksonville, FL 32246-6484

CUSTODIAN

         Brown Brothers Harriman & Co.("Brown Brothers"), 40
Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities.
Subject to the supervision of the Fund's Directors, Brown
Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time the Fund advertises its "yield," "actual distribution rate" and "total return." The Fund will compute yield and total return figures separately for Class A, Class B, Class C and Advisor Class shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares. Compounded separately for each class, the Fund's "Total Return" is its average compounded total return for its most recently completed one-, five- and ten-year periods (or, if shorter, the period since the Fund's inception). The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested in the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's yield for the month ended October 31, 1997 was 4.80% for Class A shares, 4.27% for Class B shares and 4.32% for Class C shares. The Fund's actual distribution rate for such period was 7.48% for Class A shares, 7.05% for Class B shares and 7.05% for Class C shares. The Fund's total return for the one-year period ended October 31, 1997 was 1.73% for Class A shares, 2.47% for Class B shares and 4.43% for Class C shares. For the five-year period through October 31, 1997, the Fund's total return was 3.14% for Class A shares and 3.26% for Class B shares. For the period May 5, 1989 (inception) through October 31, 1997, the Fund's total return was 5.41% for Class A shares, for the period February 5, 1990 (commencement of distribution) through October 31, 1997, the Fund's total return was 4.72% for Class B shares and for the period May 3, 1993 (commencement of distribution) through October 31, 1997, the Fund's total return was 3.13% for Class C shares.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as THE NEW YORK TIMES, THE WALL STREET JOURNAL, BARRONS, INVESTOR's DAILY, MONEY MAGAZINE, CHANGING TIMES, BUSINESS WEEK and FORBES or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "short world income funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission or under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-2.8%
GOVERNMENT OBLIGATION-2.8%
Republic of Australia
  7.00%, 4/15/00 (a)
  (cost $15,230,632)                    AU$      20,000      $14,641,665

DENMARK-8.4%
GOVERNMENT OBLIGATION-8.4%
Kingdom of Denmark
  9.00%, 11/15/98 (a)
  (cost $54,596,699)                    DKK     277,000       44,112,439

FRANCE-3.5%
GOVERNMENT OBLIGATION-3.5%
Government of France
  7.75%, 4/12/00 (a)
  (cost $17,884,433)                    FRF     100,000       18,594,324

GERMANY-14.8%
DEBT OBLIGATIONS-7.5%
Bayerische Landesbank
  6.00%, 10/15/98 (a)                   US$      20,000       20,014,000
Bremer Landesbank
  6.38%, 12/29/99 (a)                            19,500       19,646,250
                                                             ------------
                                                              39,660,250

GOVERNMENT OBLIGATION-7.3%
Government of Germany
  5.75%, 8/22/00 (a)                    DEM      64,000       38,225,573
Total German Securities
  (cost $77,229,178)                                          77,885,823

ITALY-10.1%
GOVERNMENT OBLIGATION-10.1%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $50,571,339)                    ITL  89,000,000       53,220,056

MEXICO-4.9%
GOVERNMENT OBLIGATIONS-4.9%
Mexican Treasury Bills
  20.05%, 9/24/98 (a)(b)                MXP      48,506        4,798,487
  23.30%, 2/04/98 (a)(b)                         94,888       10,631,804
  23.70%, 4/02/98 (a)(b)                         97,377       10,562,327
Total Mexican Securities
  (cost $28,159,713)                                          25,992,618

NETHERLANDS-2.5%
DEBT OBLIGATION-2.5%
Arkaig Finance FRN
  5.658%, 3/19/99 (a)
  (cost $12,999,016)                    US$      13,000       12,998,700

NEW ZEALAND-7.6%
DEBT OBLIGATION-4.7%
International Bank For
  Reconstruction & Development
  7.00%, 9/18/00 (a)                    NZ$      39,600       24,570,641

GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00 (a)                             25,060       15,470,978
Total New Zealand Securities
  (cost $41,097,393)                                          40,041,619

NORWAY-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Norway
  9.00%, 1/31/99 (a)
  (cost $29,268,034)                    NOK     180,000       27,042,241

POLAND-3.9%
GOVERNMENT OBLIGATION-3.9%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $20,833,379)                    PLN      86,000       20,289,584

SPAIN-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of Spain
  6.75%, 4/15/00 (a)
  (cost $25,260,748)                    ESP   3,705,000       26,396,680

SWEDEN-5.5%
GOVERNMENT OBLIGATION-5.5%
Kingdom of Sweden
  10.25%, 5/05/00 (a)
  (cost $28,778,269)                    SEK     198,000       29,176,276


6



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED STATES-25.5%
COMMERCIAL PAPER-6.9%
Abbey National Plc.
  5.55%, 4/27/98 (a)(b)                 US$      18,500     $ 17,995,181
Toronto Dominion Bank
  5.57%, 1/26/98 (a)(b)                          18,500       18,253,837
                                                            -------------
                                                              36,249,018

CERTIFICATE OF DEPOSIT-4.6%
Rabobank FRN
  6.42%, 2/23/98 (a)                             25,000       24,552,000

GOVERNMENT AGENCY OBLIGATION-4.2%
FNMA Global
  7.00%, 9/26/00 (a)                    NZ$      36,000       22,343,671

DEBT OBLIGATION-2.9%
Federal Business Development Bank
  6.38%, 5/21/99 (a)                    US$      15,000       15,124,035

TIME DEPOSITS-6.9%
Dresdner Bank
  5.65%, 11/03/97                       US$       9,000        9,000,000
Rabobank
  5.56%, 11/03/97                                 9,000        9,000,000
Union Bank of Switzerland
  5.63%, 11/03/97                                 9,200        9,200,000
Wachovia Bank
  5.57%, 11/03/97                                 9,000        9,000,000
                                                              36,200,000
Total United States Securities
  (cost $134,759,470)                                        134,468,724

TOTAL INVESTMENTS-99.6%
  (cost $536,668,303)                                        524,860,749
Other assets less liabilities-0.4%                             2,201,187

NET ASSETS-100%                                             $527,061,936


(a) Securities, or portion thereof, with an aggregate market value of $488,660,749 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary of terms:
     FNMA - Federal National Mortgage Association.
     FRN  - Floating Rate Note.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $536,668,303)         $524,860,749
  Cash, at value (cost $26,560)                                         26,664
  Receivable for capital stock sold                                 14,664,966
  Interest receivable                                               11,087,911
  Total assets                                                     550,640,290

LIABILITIES
  Payable for capital stock redeemed                                19,067,751
  Unrealized depreciation of forward exchange currency contracts     2,633,553
  Dividend payable                                                   1,195,406
  Advisory fee payable                                                 250,030
  Distribution fee payable                                             201,715
  Accrued expenses                                                     229,899
  Total liabilities                                                 23,578,354

NET ASSETS                                                        $527,061,936

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    694,019
  Additional paid-in capital                                       614,356,550
  Undistributed net investment income                                2,217,645
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (75,868,122)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (14,338,156)
                                                                  $527,061,936

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($434,273,084/
    57,183,737 shares of capital stock issued and outstanding )          $7.59
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $7.93

  CLASS B SHARES
  Net asset value and offering price per share ($86,785,006/
    11,427,581 shares of capital stock issued and outstanding )          $7.59

  CLASS C SHARES
  Net asset value and offering price per share ($6,003,846/
    790,568 shares of capital stock issued and outstanding)              $7.59


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997              ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $13,706)              $46,946,057

EXPENSES
  Advisory fee                                        $3,297,775
  Distribution fee - Class A                           1,225,436
  Distribution fee - Class B                           1,832,201
  Distribution fee - Class C                              78,809
  Transfer agency                                      1,534,442
  Custodian                                              513,112
  Printing                                               167,527
  Administrative                                         151,378
  Audit and legal                                        132,241
  Registration                                            81,786
  Directors' fees                                         19,755
  Miscellaneous                                           14,067
  Total expenses                                       9,048,529
  Less: expense offset arrangement (see Note B)          (74,240)
  Net expenses                                                       8,974,289
  Net investment income                                             37,971,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (893,134)
  Net realized gain on foreign currency transactions                15,841,118
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                    (14,553,531)
    Foreign currency denominated assets and liabilities             (1,869,387)
  Net loss on investments and foreign currency transactions         (1,474,934)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $36,496,834


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 37,971,768   $  55,591,338
  Net realized gain on investments and
    foreign currency transactions                   14,947,984      11,274,542
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                (16,422,918)     21,264,259
  Net increase in net assets from operations        36,496,834      88,130,139

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (26,750,517)    (29,452,332)
    Class B                                        (10,757,851)    (33,967,382)
    Class C                                           (463,400)       (524,790)
  Distributions in excess of net
    investment income
    Class A                                         (5,444,465)             -0-
    Class B                                         (2,290,363)             -0-
    Class C                                            (99,203)             -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (133,313,290)   (201,779,228)
  Total decrease                                  (142,622,255)   (177,593,593)

NET ASSETS
  Beginning of year                                669,684,191     847,277,784
  End of year (including undistributed net
    investment income of $2,217,645)             $ 527,061,936   $ 669,684,191


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)    ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $151,378 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,009,580 for the year ended October 31, 1997.

In addition, for the year ended October 31, 1997, the Fund's expenses were reduced by $74,240 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $15,064 from the sale of Class A shares and $45,613, and $4,299 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended October 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,420,759 and $1,475,235 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $530,871,557 and $580,208,797, respectively, for the year ended October 31, 1997. There were purchases of $49,753,906 and sales of $99,605,469 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $537,699,201. Accordingly, gross unrealized appreciation of investments was $5,699,801 and gross unrealized depreciation of investments was $18,538,253, resulting in net unrealized depreciation of $12,838,452 (excluding foreign currency transactions).


12



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had a capital loss carryforward of $75,868,122 of which $35,161,555 expires in the year 2001, $20,009,696 expires in the year 2002, $19,803,737 expires in the year 2003, and $893,134 expires in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                  U.S $
                                                  CONTRACT      VALUE ON        U.S. $        UNREALIZED
                                                   AMOUNT     ORIGINATION       CURRENT      APPRECIATION
                                                   (000)          DATE           VALUE      (DEPRECIATION)
                                               ------------   ------------   ------------   --------------
FORWARD EXCHANGE CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 11/07/97                   37,450    $21,336,134    $21,720,947       $384,813
Indonesian Rupiah, expiring 1/16/98             40,944,500     16,237,760     11,077,308     (5,160,452)
Norwegian Kroner, expiring 11/03/97                189,422     26,235,172     27,028,030        792,858

FORWARD EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollars, expiring 11/10/97-11/14/97      20,938     15,355,323     14,726,170        629,153
French Francs, expiring 11/06/97                   140,281     23,592,425     24,335,644       (743,219)
Deutsche Marks, expiring 11/07/97-11/25/97         218,835    124,138,375    127,033,498     (2,895,123)
Indonesian Rupiah, expiring 1/16/98             40,944,500     15,885,970     11,077,308      4,808,662
Italian Lira, expiring 11/24/97                 88,961,436     51,353,039     52,500,411     (1,147,372)


13



NOTES TO FINANCIAL STATEMENTS (CONT.)    ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                                          U.S. $
                                           CONTRACT      VALUE ON        U.S. $       UNREALIZED
                                            AMOUNT     ORIGINATION      CURRENT      APPRECIATION
                                             (000)         DATE          VALUE      (DEPRECIATION)
                                          ----------   ------------   ------------   -------------
New Zealand Dollars, expiring 11/10/97      100,597    $64,795,293    $62,616,713    $ 2,178,580
Norwegian Kroner, expiring 11/03/97         189,422     26,729,319     27,028,030       (298,711)
Spanish Pesetas, expiring 11/06/97           60,000        401,177        411,758        (10,581)
Swedish Krona, expiring 12/04/97            225,599     29,645,035     30,052,743       (407,708)
Swiss Francs, expiring 12/08/97              34,445     23,903,262     24,667,715       (764,453)
                                                                                     ------------
                                                                                     $(2,633,553)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.


14



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1997.

NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           20,007,841     1,644,560   $ 154,082,776   $  14,914,054
Shares issued in
  reinvestment of
  dividends            1,857,373     1,871,073      14,312,559      14,187,089
Shares converted
  from Class B        17,843,352    18,067,959     136,483,754     135,505,124
Shares redeemed      (32,561,526)  (14,414,336)   (249,890,813)   (109,253,251)
Net increase           7,147,040     7,169,256   $  54,988,276   $  55,353,016

CLASS B
Shares sold              803,873     1,642,627   $   6,210,307   $  12,447,906
Shares issued in
  reinvestment of
  dividends              796,386     1,874,160       6,151,796      14,192,671
Shares converted
  to Class A         (17,843,352)  (18,067,959)   (136,483,754)   (135,505,124)
Shares redeemed       (7,683,116)  (20,143,299)    (60,265,644)   (154,702,486)
Net decrease         (23,926,209)  (34,694,471)  $(184,387,295)  $(263,567,033)

CLASS C
Shares sold              206,061     1,298,950   $   1,587,233   $   9,914,742
Shares issued in
  reinvestment of
  dividends               19,194        25,478         148,090         193,464
Shares redeemed         (733,128)     (482,972)     (5,649,594)     (3,673,417)
Net increase(decrease)  (507,873)      841,456   $  (3,914,271)  $   6,434,789


15



FINANCIAL HIGHLIGHTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $7.73          $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51(a)         .60(a)       .46(a)       .93          .92
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)           .35         (.98)        (.86)        (.32)
Net increase (decrease) in net asset
  value from operations                          .47            .95         (.52)         .07          .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)          (.69)          -0-          -0-        (.60)
Distributions in excess from net
  investment income                             (.05)            -0-          -0-          -0-          -0-
Tax return of capital                             -0-            -0-        (.72)        (.61)          -0-
Total dividends and distributions               (.61)          (.69)        (.72)        (.61)        (.60)
Net asset value, end of year                   $7.59          $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.20%         13.23%       (5.74)%        .84%        6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $434,273       $386,545     $320,333     $593,677     $953,571
Ratio to average net assets of:
  Expenses                                      1.28%(c)       1.29%        1.23%        1.13%        1.16%
  Net investment income                         6.54%          7.85%        7.39%        7.28%        8.26%
Portfolio turnover rate                          172%           208%         230%         109%         182%


See footnote summary on page 18.


16



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -------------  -----------  ----------  -----------  -----------
Net asset value, beginning of year             $7.73         $7.47        $8.71         $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)        .54(a)       .41(a)        .94          .87
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)          .35         (.99)         (.93)        (.34)
Net increase (decrease) in net asset
  value from operations                          .41           .89         (.58)          .01          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)         (.63)          -0-           -0-        (.53)
Distributions in excess from net
  investment income                             (.10)           -0-          -0-           -0-          -0-
Tax return of capital                             -0-           -0-        (.66)         (.55)          -0-
Total dividends and distributions               (.55)         (.63)        (.66)         (.55)        (.53)
Net asset value, end of year                   $7.59         $7.73        $7.47         $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.42%        12.34%       (6.50)%         .12%        5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $86,785      $273,109     $523,530    $1,003,633   $1,742,703
Ratio to average net assets of:
  Expenses                                      1.99%(c)      2.00%        1.95%         1.85%        1.87%
  Net investment income                         5.83%         7.14%        6.69%         6.58%        7.57%
Portfolio turnover rate                          172%          208%         230%          109%         182%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            ------------------------------------------------------------------
                                                                                                 MAY 3,1993(D)
                                                            YEAR ENDED OCTOBER 31,                    TO
                                            ----------------------------------------------------  OCTOBER 31,
                                                1997          1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $7.73         $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)        .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)          .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                          .41           .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)         (.63)          -0-          -0-        (.26)
Distributions in excess from net
  investment income                             (.10)           -0-          -0-          -0-          -0-
Tax return of capital                             -0-           -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.55)         (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                 $7.59         $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.42%        12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,004       $10,031       $3,416       $8,136       $5,538
Ratio to average net assets of:
  Expenses                                      1.99%(c)      1.98%        1.92%        1.83%        1.82%(e)
  Net investment income                         5.83%         7.15%        6.66%        6.50%        7.19%(e)
Portfolio turnover rate                          172%          208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.27%, 1.98% and 1.98% for Class A, B and C shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Short-Term Multi-Market Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1998

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
DENMARK-8.8%
GOVERNMENT OBLIGATION-8.8%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $41,375,880)                DKK         258,000    $  41,491,819

FRANCE-3.7%
GOVERNMENT OBLIGATION-3.7%
Government of France
  7.75%, 4/12/00 (a)
  (cost $17,884,433)                FRF         100,000       17,709,200

GERMANY-16.1%
DEBT OBLIGATIONS-8.3%
Bayerische Landesbank
  6.00%, 10/15/98 (a)               US$          20,000       20,009,200
Bremer Landesbank
  6.38%, 12/29/99 (a)                            19,500       19,566,651
                                                             ------------
                                                              39,575,851

GOVERNMENT OBLIGATION-7.8%
Government of Germany
  5.75%, 8/22/00 (a)                DEM          64,000       36,792,064

Total German Securities
  (cost $77,236,330)                                          76,367,915

ITALY-10.9%
GOVERNMENT OBLIGATION-10.9%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $50,637,325)                ITL      89,000,000       51,474,148

MEXICO-6.1%
GOVERNMENT OBLIGATIONS-6.1%
Mexican Treasury Bills
  17.325%, 3/11/99 (a)(b)           MXP         116,630       11,686,312
  20.05%, 9/24/98 (a)(b)                         48,506        5,300,289
  23.30%, 1/14/99 (a)(b)                        113,113       11,680,470

Total Mexican Securities
  (cost $29,236,464)                                          28,667,071

NETHERLANDS-2.7%
DEBT OBLIGATION-2.7%
Arkaig Finance FRN
  5.66%, 3/19/99 (a)
  (cost $12,999,369)                US$          13,000       12,998,700

NEW ZEALAND-7.4%
DEBT OBLIGATION-4.5%
International Bank For
  Reconstruction & Development
  7.00%, 9/18/00 (a)                 NZ$         39,600       21,579,842

GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00 (a)                             25,060       13,628,493

Total New Zealand Securities
  (cost $41,155,618)                                          35,208,335

NORWAY-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Norway
  9.00%, 1/31/99 (a)
  (cost $29,268,034)                NOK         180,000       24,908,618

POLAND-4.9%
GOVERNMENT OBLIGATION-4.9%
Government of Poland
  Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $23,138,999)                PLN          86,000       23,175,563

SPAIN-5.3%
GOVERNMENT OBLIGATION-5.3%
Government of Spain
  6.75%, 4/15/00 (a)
  (cost $25,260,748)                ESP       3,705,000       25,374,716

SWEDEN-5.9%
GOVERNMENT OBLIGATION-5.9%
Kingdom of Sweden
  10.25%, 5/05/00 (a)
  (cost $28,778,269)                SEK         198,000       28,118,707

UNITED STATES-21.8%
DEBT OBLIGATION-3.2%
Federal Business Development Bank
  6.38%, 5/21/99 (a)                US$          15,000       15,041,805


5


PORTFOLIO OF INVESTMENTS (CONTINUED)     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCY
OBLIGATION-4.1%
FNMA Global
  7.00%, 9/26/00 (a)                NZ$          36,000    $  19,584,841

TIME DEPOSITS-14.5%
Deutsche Bank
  5.56%, 5/01/98                    US$          17,200       17,200,000
Dresdner Bank
  5.44%, 5/01/98                                 17,300       17,300,000
Republic National Bank
  5.38%, 5/01/98                                 17,200       17,200,000
Wachovia National Bank
  5.40%, 5/01/98                                 17,200       17,200,000
                                                             ------------
                                                              68,900,000

Total United States Securities
  (cost $106,676,341)                                        103,526,646

TOTAL INVESTMENTS-98.9%
  (cost $483,647,810)                                      $ 469,021,438
Other assets less liabilities-1.1%                             5,424,204

NET ASSETS-100%                                            $ 474,445,642


(a) Securities, or a portion thereof, with an aggregate market value of $400,121,438 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary of Terms:
     FNMA  -  Federal National Mortgage Association.
     FRN   -  Floating Rate Note.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $483,647,810)        $ 469,021,438
  Cash, at value (cost $40,309)                                         40,321
  Receivable for investment securities sold                         88,212,894
  Interest receivable                                                8,843,742
  Receivable for capital stock sold                                    118,857
  Prepaid expenses                                                      22,618
  Total assets                                                     566,259,870

LIABILITIES
  Payable for investment securities purchased                       68,900,000
  Payable for capital stock redeemed                                19,915,617
  Unrealized depreciation of forward exchange currency contracts     1,525,335
  Dividend payable                                                   1,035,012
  Advisory fee payable                                                 217,684
  Distribution fee payable                                             142,745
  Accrued expenses                                                      77,835
  Total liabilities                                                 91,814,228

NET ASSETS                                                       $ 474,445,642

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     628,663
  Additional paid-in capital                                       565,018,089
  Distributions in excess of net investment income                    (629,345)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (74,464,818)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (16,106,947)
                                                                 $ 474,445,642

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($433,524,820 / 57,446,686 shares of
    capital stock issued and outstanding )                              $ 7.55
  Sales Charge--4.25% of public offering price                             .34
  Maximum offering price                                                $ 7.89

  CLASS B SHARES
  Net asset value and offering price per share
     ($35,821,620 / 4,744,078 shares of
     capital stock issued and outstanding )                             $ 7.55

  CLASS C SHARES
  Net asset value and offering price per share
     ($5,099,202 / 675,492 shares of
     capital stock issued and outstanding )                             $ 7.55


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $  19,988,866

EXPENSES
  Advisory fee                                   $   1,368,903
  Distribution fee - Class A                           653,480
  Distribution fee - Class B                           283,478
  Distribution fee - Class C                            27,245
  Transfer agency                                      630,351
  Custodian                                            251,754
  Printing                                              80,185
  Audit and legal                                       68,439
  Administrative                                        67,556
  Registration                                          35,661
  Directors' fees                                       11,294
  Miscellaneous                                          7,909
  Total expenses                                     3,486,255
  Net investment income                                             16,502,611

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (1,513,847)
  Net realized gain on foreign
    currency transactions                                            2,917,151
  Net change in unrealized depreciation of:
    Investments                                                     (2,818,819)
    Foreign currency denominated
      assets and liabilities                                         1,050,028
  Net loss on investments and
    foreign currency transactions                                     (365,487)

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  16,137,124


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                             SIX MONTHS ENDED      YEAR ENDED
                                              APRIL 30, 1998       OCTOBER 31,
                                                (UNAUDITED)            1997
                                             ----------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                     $  16,502,611        $  37,971,768
  Net realized gain on investments and
    foreign currency transactions               1,403,304           14,947,984
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                            (1,768,791)         (16,422,918)
  Net increase in net assets
    from operations                            16,137,124           36,496,834

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (17,190,896)         (26,750,517)
    Class B                                    (1,965,696)         (10,757,851)
    Class C                                      (193,009)            (463,400)
  Distributions in excess of net
    investment income
    Class A                                            -0-          (5,444,465)
    Class B                                            -0-          (2,290,363)
    Class C                                            -0-             (99,203)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (49,403,817)        (133,313,290)
  Total decrease                              (52,616,294)        (142,622,255)

NET ASSETS
  Beginning of year                           527,061,936          669,684,191
  End of period (including
    undistributed net investment
    income of $2,217,645 at
    October 31, 1997)                       $ 474,445,642        $ 527,061,936


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)               ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $67,556 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $442,378 for the six months ended April 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $55,500, $11,765 and $803 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively for the six months ended April 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,354,891 and $1,497,757 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $55,950,389 and $69,712,138 respectively,


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

for the six months ended April 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1998.

At April 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,237,719 and gross unrealized depreciation of investments was $15,864,091 resulting in net unrealized depreciation of $14,626,372 (excluding foreign currency transactions).

At October 31, 1997, the Fund had a capital loss carryforward of $75,868,122 of which $35,161,555 expires in the year 2001, $20,009,696 expires in the year 2002, $19,803,737 expires in the year 2003, and $893,134 expires in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                       U.S. $
                         CONTRACT     VALUE ON        U.S. $       UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   -----------      -------     --------------
FORWARD EXCHANGE
CURRENCY BUY
CONTRACTS
Deutsche Marks,
  settling 6/17/98        27,500 $  15,133,755   $  15,365,060       $ 231,305
New Zealand Dollars,
  settling 6/17/98         7,000     3,903,900       3,873,072         (30,828)
FORWARD EXCHANGE
CURRENCY SALE
CONTRACTS
British Pounds,
  settling 5/18/98         6,900    11,632,851      11,532,291         100,560
Deutsche Marks,
  settling 8/20/98       218,597   122,199,965     122,559,109        (359,144)
French Francs,
  settling 7/15/98       140,281    23,099,055      23,434,246        (335,191)
Italian Lira,
  settling 6/26/98    88,961,436    49,423,020      50,253,106        (830,086)


12


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                       U.S. $
                         CONTRACT     VALUE ON        U.S. $       UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   -----------      -------     --------------
Japanese Yen,
  settling 6/17/98     1,959,375   $15,239,279   $  14,890,690    $    348,589
New Zealand Dollars,
  settling 6/17/98       109,497    60,004,580      60,584,478        (579,898)
Swedish Krona,
  settling 6/16/98       225,599    29,109,512      29,180,154         (70,642)
                                                                  $ (1,525,335)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1998.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to


13


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1998.


NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                    APRIL 30, 1998  OCTOBER 31,  APRIL 30, 1998   OCTOBER 31,
                      (UNAUDITED)      1997        (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           46,410,522    20,007,841   $ 351,026,045   $ 154,082,776
Shares issued in
  reinvestment of
  dividends            1,031,378     1,857,373       7,807,225      14,312,559
Shares converted
  from Class B         6,389,346    17,843,352      48,406,991     136,483,754
Shares redeemed      (53,568,297)  (32,561,526)   (405,125,298)   (249,890,813)
Net increase             262,949     7,147,040    $  2,114,963   $  54,988,276

CLASS B
Shares sold              317,760       803,873   $   2,407,101   $   6,210,307
Shares issued in
  reinvestment of
  dividends              138,923       796,386       1,052,393       6,151,796
Shares converted
  to Class A          (6,389,346)  (17,843,352)    (48,406,991)   (136,483,754)
Shares redeemed         (750,840)   (7,683,116)     (5,699,141)    (60,265,644)
Net decrease          (6,683,503)  (23,926,209)  $ (50,646,638)  $(184,387,295)

CLASS C
Shares sold              601,412       206,061   $   4,542,660   $   1,587,233
Shares issued in
  reinvestment of
  dividends                8,561        19,194          64,813         148,090
Shares redeemed         (725,049)     (733,128)     (5,479,615)     (5,649,594)
Net decrease            (115,076)     (507,873)  $    (872,142)  $  (3,914,271)


14


FINANCIAL HIGHLIGHTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                      YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)     1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.59        $7.73        $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(a)       .51(a)       .60(a)       .46(a)       .93          .92
Net realized and unrealized gain (loss)
  on investments and foreign currency
transactions                                      -0-        (.04)         .35         (.98)        (.86)        (.32)
Net increase (decrease) in net asset
  value from operations                          .26          .47          .95         (.52)         .07          .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.30)        (.56)        (.69)          -0-          -0-        (.60)
Distributions in excess of net
  investment income                               -0-        (.05)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.72)        (.61)          -0-
Total dividends and distributions               (.30)        (.61)        (.69)        (.72)        (.61)        (.60)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.42%        6.20%       13.23%       (5.74)%        .84%        6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $433,525     $434,273     $386,545     $320,333     $593,677     $953,571
Ratio to average net assets of:
  Expenses                                      1.31%(c)     1.28%(d)     1.29%        1.23%        1.13%        1.16%
  Net investment income                         6.74%(c)     6.54%        7.85%        7.39%        7.28%        8.26%
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                         YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1998 ---------------------------------------------------------------
                                            (UNAUDITED)     1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $7.59        $7.73        $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(a)       .45(a)       .54(a)       .41(a)       .94          .87
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .02         (.04)         .35         (.99)        (.93)        (.34)
Net increase (decrease) in net asset
  value from operations                          .23          .41          .89         (.58)         .01          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.45)        (.63)          -0-          -0-        (.53)
Distributions in excess of net
  investment income                               -0-        (.10)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.27)        (.55)        (.63)        (.66)        (.55)        (.53)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on
  net asset value (b)                           3.03%        5.42%       12.34%       (6.50)%        .12%        5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $35,822      $86,785     $273,109     $523,530   $1,003,633  $ 1,742,703
Ratio to average net assets of:
  Expenses                                      2.01%(c)     1.99%(d)     2.00%        1.95%        1.85%        1.87%
  Net investment income                         5.87%(c)     5.83%        7.14%        6.69%        6.58%        7.57%
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


See footnote summary on page 17.


16


                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                     MAY 3, 1993(E)
                                               ENDED                    YEAR ENDED OCTOBER 31,                    TO
                                          APRIL 30, 1998 --------------------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.59        $7.73        $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .22(a)       .45(a)       .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .01         (.04)         .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                          .23          .41          .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.27)        (.45)        (.63)          -0-          -0-        (.26)
Distributions in excess of net
  investment income                               -0-        (.10)          -0-          -0-          -0-          -0-
Tax return of capital                             -0-          -0-          -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.27)        (.55)        (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                 $7.55        $7.59        $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.03%        5.42%       12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,099       $6,004      $10,031       $3,416       $8,136       $5,538
Ratio to average net assets of:
  Expenses                                      2.02%(c)     1.99%(d)     1.98%        1.92%        1.83%        1.82%(c)
  Net investment income                         6.05%(c)     5.83%        7.15%        6.66%        6.50%        7.19%(c)
Portfolio turnover rate                           33%         172%         208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.27%, 1.98% and 1.98% for Class A, B and C shares, respectively.

(e)  Commencement of distribution.


17

________________________________________________________________

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES
________________________________________________________________

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

_______________________________________________________________

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS
_______________________________________________________________

STANDARD & POOR'S BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH IBCA, INC. BOND RATINGS

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by Directors and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior through strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL
PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

_______________________________________________________________

                           APPENDIX C
            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES
_______________________________________________________________

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1-1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes, that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD
CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES
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Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the

President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and until the 1997 Congressional elections held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on

July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. Elections will next be held by 2000 (Presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996. Talks with the insurgents are currently on hold.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. There have also been mushrooming revelations linking Mexico's drug cartels with high Government and military officials. These revelations could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified as an ally there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area by the end of 1997, and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995. The peso/dollar exchange rate announced by Banco de Mexico on October 27, 1997 (to take effect on the second business day thereafter) for the payment of obligations denominated in dollars and payable in pesos was 8.39 pesos to the U.S. Dollar.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support have been and will be used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package is up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 29, 1995, the Government announced the establishment of a new accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para la Recuperacion Economica (Alliance for Economic Recovery or "ARE"). The chief objectives of the ARE, which was replaced by the ACE (as defined below), were to stimulate economic recovery and job creation, and to strengthen the basis for gradual and sustainable economic growth.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors, private consumption and
(iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid an economic crisis of the type suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports (including in-bond industries) decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports (including in-bond industries) in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico registered a surplus in its trade balance of $6.531 billion during 1996, down approximately 7.9% from 1995. During 1996, Mexico's current account balance registered a deficit of $1.922 billion, as compared with a deficit of $1.577 billion in 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1996, Mexico's international reserves amounted to $17,509 million, as compared to $15,741 million at December 31, 1995, $6,148 million at December 31, 1994 and $24,538 million at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP continued to grow in the third and fourth quarters of 1996, resulting in an overall GDP growth rate of 5.1% for 1996. According to preliminary estimates, the GDP continued to grow by 5.1% during the first quarter of 1997, compared to the first quarter of 1996. The Government currently projects a 4.5% increase in the GDP for 1997. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1996 and for each of the six months ended June 1997.

                        Free Market Rate    Controlled Rate
                        ________________    _______________

                        End of             End of
                        Period    Average  Period    Average
                        ______    ________ _______   _______

1981. . . . . . .          26        24        --       --
1982. . . . . . .         148        57        96        57
1983. . . . . . .         161       150       143       120
1984. . . . . . .         210       185       192       167
1985. . . . . . .         447       310       371       256
1986. . . . . . .         915       637       923       611
1987. . . . . . .       2.209     1.378     2.198     1.366
1988. . . . . . .       2.281     2.273     2.257     2.250
1989. . . . . . .       2.681     2.483     2.637     2.453
1990. . . . . . .       2.943     2.838     2.939     2.807
1991. . . . . . .       3.075     3.016     3.065*    3.007*
1992. . . . . . .       3.119     3.094       --        --
1993. . . . . . .       3.192     3.155       --        --
1994. . . . . . .       5.325     3.222       --        --
1995. . . . . . .       7.643     6.419       --        --
1996. . . . . . .       7.851     7.598       --        --
1997
  January               7.839     7.831       --        --
  February              7.784     7.793       --        --
  March                 7.891     7.963       --        --
  April                 7.927     7.904       --        --
  May                   7.909     7.906       --        --
  June                  7.958     7.947       --        --

* Through November 10, 1991.

Source:  Banco de Mexico.


         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995 (as measured by the increase in the National Consumer Price Index), was 52.0%, as compared with 7.1% during 1994. Inflation during 1996 was 27.7%. In May 1997, the monthly consumer inflation rate was 0.9%, the first time the monthly inflation rate was below 1% since December 1994. The inflation rate during the first six months of 1997 was 8.7%, compared to 15.3% during the first six months of 1996.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1996 and for the six months ended June 30, 1997.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981 .................................. 28.7%
1982................................... 98.9
1983................................... 80.8
1984................................... 59.2
1985................................... 63.7
1986...................................105.7
1987...................................159.2
1988................................... 51.7
1989...................................  9.7
1990................................... 29.9
1991................................... 18.8
1992................................... 11.9
1993...................................  8.0
1994...................................  7.1
1995................................... 52.0
1996................................... 27.7
1997(1)................................  8.7

(1)  For the six months ended June 30.

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1996 at historical and constant prices.

                             Gross              Change from
           Gross             Domestic Product   Prior Year at
           Domestic Product  at 1980 Prices(1)  Constant Prices
           ________________  _________________  _______________

            (millions of Mexican New Pesos)      (percentage)


1991. . . .    865,166               5,463            3.6
1992. . . .  1,019,156               5,616            2.8
1993. . . .  1,145,382               5,659            0.7
1994. .      1,272,799               5,858            3.5
1995(2).     1,604,368               5,452           (6.9)
1996(2)(3)   2,285,266               1,270.4(4)       3.0


(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2) Preliminary.
(3) Annualized.
(4) Constant peso with purchasing power at December 31, 1993.

Source: Ministry of Finance and Public Credit

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day Cetes, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below:

                   Average Cetes and Interest Rates
                  _________________________________

                          28-Day   91-Day
                          Cetes    Cetes    CPP      TIIP    TIIE
                          _____    _____    _____    _____   _____

1990:
     Jan.-June            41.2     40.7     43.2%    _____   _____
     July-Dec.            28.3     29.4     31.0     _____   _____
1991:
     Jan.-June            21.2     21.7     24.3     _____   _____
     July-Dec.            17.3     18.0     20.8     _____   _____
1992:
     Jan.-June            13.8     13.8     16.9     _____   _____
     July-Dec.            17.4     18.0     20.7     _____   _____
1993:
     Jan.-June            16.4     17.3     20.9     20.4(1) _____
     July-Dec.            13.5     13.6     16.2     16.1    _____
1994:
     Jan.-June            13.0     13.5     14.2     15.3    _____
     July-Dec.            15.2     15.7     16.8     20.4    _____
1995:
     Jan.-June            55.0     54.3     49.6     63.6    71.2(2)
     July-Dec.            41.9     42.2     40.7     44.5    44.5
1996:
     Jan.-June            35.4     37.2     34.5     37.3    37.2
     July-Dec.            27.4     28.6     26.9     30.2    30.1
1997:
     January              23.6     24.6     24.1     25.9    26.0
     February             19.8     22.0     21.1     22.2    22.1
     March                21.7     22.3     21.1     24.0    24.0
     April                21.4     22.4     21.1     23.8    24.0
     May                  18.4     20.6     18.7     20.6    20.7
     June                 20.2     21.4     18.8     22.5    22.5

(1) February-June average
(2) Average for the last two weeks of March
Source: Banco de Mexico

                  Pro Forma Combined Financial
               Information as of June 30, 1998


         The following unaudited pro forma combined financial

information relates to the acquisition of the assets and

liabilities of Alliance World Income Trust, Inc. ("World Income")

and Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term

Multi-Market") by and in exchange for shares of Alliance Multi-

Market Strategy Trust, Inc. ("Multi-Market Strategy") (the

"Transactions").  The information gives effect to the

Transactions as if they had occurred as of July 1, 1998 and

consists of a statement of the pro forma combined portfolio of investments, a statement of assets and liabilities and a

statement of operations.  The pro forma combined results of

operations are not indicative of future operations or actual results had the combination been consummated as of July 1, 1998.

This unaudited information should be read in conjunction with the separate financial statements of World Income, Short-Term Multi-

Market and Multi-Market Strategy.

ALLIANCE WORLD INCOME TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST


PRO-FORMA COMBINED FINANCIAL STATEMENTS

JUNE 30, 1998




PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                                  ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S.$ VALUE
-------------------------------------------------------------------------
AUSTRALIA-7.2%
DEBT OBLIGATIONS-7.2%
Deutsche Bank AG
  6.00%, 7/05/00                         AU$      8,000      $ 4,993,313
State Bank of South Wales
  8.63%, 8/20/01                                  6,000        4,015,011
Total Australian Securities
  (cost $10,461,572)                                           9,008,324

DENMARK-6.4%
GOVERNMENT OBLIGATION-6.4%
Kingdom of Denmark
  9.00%, 11/15/00
  (cost $9,941,782)                      DKK     50,000        8,022,725

FRANCE-4.0%
GOVERNMENT OBLIGATION-4.0%
Government of France
  7.75%, 4/12/00
  (cost $5,007,641)                      FRF     28,000        4,926,591

GERMANY-16.2%
DEBT OBLIGATIONS-11.9%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01                         US$      5,000        4,991,765
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01                         DEM      7,400        4,207,694
Deutsche Hypothekenbank
  5.75%, 10/02/01                                10,000        5,766,510
                                                             ------------
                                                              14,965,969

GOVERNMENT OBLIGATION-4.3%
Government of Germany
  8.00%, 7/22/02                                  8,500        5,347,128
Total German Securities
  (cost $21,838,906)                                          20,313,097

ITALY-11.6%
GOVERNMENT OBLIGATIONS-11.6%
Republic of Italy
  6.00%, 2/15/00                         ITL 10,400,000        5,997,947
  6.25%, 5/15/02                             14,400,000        8,574,841
Total Italian Securities
  (cost $14,059,781)                                          14,572,788

MEXICO-6.4%
GOVERNMENT OBLIGATION-6.4%
Mexican Treasury Bill
  17.95%, 6/03/99 (a)
  (cost $8,361,538)                      MXP     89,121        8,083,839

NORWAY-4.1%
GOVERNMENT OBLIGATION-4.1%
Kingdom of Norway
  7.00%, 5/31/01
  (cost $6,198,983)                      NOK     38,000        5,177,772

POLAND-5.3%
GOVERNMENT OBLIGATION-5.3%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)
  (cost $6,844,104)                      PLN     24,600        6,703,447

SWEDEN-8.3%
GOVERNMENT OBLIGATIONS-8.3%
Kingdom of Sweden
  5.50%, 4/12/02                         SEK     40,000        5,186,178
  10.25%, 5/05/03                                34,000        5,286,147
Total Swedish Securities
  (cost $10,715,249)                                          10,472,325

UNITED STATES-29.1%
CERTIFICATES OF DEPOSIT-3.6%
Deutsche Bank AG
  5.75%, 7/29/98                         US$      1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98                                  1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98                                  1,500        1,500,000
                                                             ------------
                                                               4,501,034

DEBT OBLIGATION-3.2%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01                                  4,000        4,046,492

GOVERNMENT AGENCY OBLIGATION-3.2%
FNMA Global
  7.25%, 6/20/02                         NZ$      7,850        4,033,688


1



PORTFOLIO OF INVESTMENTS                            ALLIANCE WORLD INCOME TRUST
PRO-FORMA COMBINED (CONTINUED)             ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S.$ VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-4.5%
U.S. Treasury Note
  6.50%, 5/31/02                         US$      5,500     $  5,683,904

TIME DEPOSITS-14.6%
Dresdner Bank
  5.75%, 7/01/98                                 11,500       11,500,000
Toronto Dominion
  5.88%, 7/01/98                                  6,800        6,800,000
                                                            -------------
                                                              18,300,000

Total United States Securities
  (cost $37,847,953)                                          36,565,118

TOTAL INVESTMENTS-98.6%
  (cost $131,277,509)                                       $123,846,026
Other assets less liabilities-1.4%                             1,677,626

NET ASSETS-100%                                             $125,523,652


(a)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association.

See notes to pro-forma combined financial statements.


2



STATEMENT OF ASSETS AND LIABILITIES                 ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                       ALLIANCE       ALLIANCE
                                                         WORLD      MULTI-MARKET                   PRO-FORMA
                                                     INCOME TRUST  STRATEGY TRUST  ADJUSTMENTS      COMBINED
                                                    -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value                $17,833,563   $106,012,463      $      -0-  $123,846,026
  Cash, at value                                          35,182         17,237             -0-        52,419
  Receivable for investment securities sold           11,501,757      6,901,078             -0-    18,402,835
  Interest receivable                                    200,592      2,224,962             -0-     2,425,554
  Receivable for capital stock                                10         10,901             -0-        10,911
  Prepaid expenses                                            -0-         3,796             -0-         3,796
  Total assets                                        29,571,104    115,170,437             -0-   144,741,541

LIABILITIES
  Payable for investment securities purchased         11,500,000      6,800,000             -0-    18,300,000
  Payable for capital stock redeemed                      43,520        182,006             -0-       225,526
  Unrealized depreciation of
    forward currency contracts                              (490)       (81,790)            -0-       (82,280)
  Dividend payable                                        24,087        294,664             -0-       318,751
  Advisory fee payable                                     7,613         54,144             -0-        61,757
  Distribution fee payable                                 9,486         31,993             -0-        41,479
  Accrued expenses and other liabilities                 149,870        202,786             -0-       352,656
  Total liabilities                                   11,734,086      7,483,803             -0-    19,217,889

NET ASSETS                                           $17,837,018   $107,686,634      $      -0-  $125,523,652


See notes to pro-forma combined financial statements.


3



STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED JUNE 30, 1998                   ALLIANCE WORLD INCOME TRUST
(UNAUDITED)                                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                      ALLIANCE        ALLIANCE
                                                        WORLD       MULTI-MARKET                     PRO-FORMA
                                                    INCOME TRUST   STRATEGY TRUST  ADJUSTMENT(S)     COMBINED*
                                                  ---------------  -------------  -------------  ----------------
INVESTMENT INCOME
  Interest                                         $ 1,824,997      $ 9,819,945     $       -0-   $11,644,942

EXPENSES
  Advisory fee                                         128,695(a)       733,382         28,855        890,932(b)
  Distribution fee - Class A                                -0-         288,364             -0-       288,364(c)
  Distribution fee - Class B                                -0-         250,630             -0-       250,630(d)
  Distribution fee - Class C                           178,600(a)        10,393         84,049        273,042(d)
  Transfer agency                                       37,223          338,297        (30,520)       345,000(e)
  Custodian                                            116,687          200,433       (101,620)       215,500(f)
  Administrative fee                                   112,174          128,580       (116,754)       124,000(g)
  Audit and legal                                       89,981           92,657        (83,638)        99,000(e)
  Printing                                              17,768           49,156          3,076         70,000(e)
  Registration                                          14,709           42,631        (11,340)        46,000(e)
  Directors fees                                        20,886           23,706        (14,592)        30,000(e)
  Miscellaneous                                          1,784           20,558        (16,842)         5,500(e)
  Total expenses                                       718,507        2,178,787       (259,326)     2,637,968
  Net investment income                              1,106,490        7,641,158        259,326      9,006,974

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions          (6,382)        (417,840)            -0-      (424,222)
  Net realized gain on foreign currency
    transactions                                        55,948        4,813,871             -0-     4,869,819
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                          187       (1,358,610)            -0-    (1,358,423)
      Foreign currency                                (121,968)      (2,647,824)            -0-    (2,769,792)
  Net gain (loss) on investments and
    foreign currency transactions                      (72,215)         389,597             -0-       317,382

NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                       $ 1,034,275      $ 8,030,755     $  259,326    $ 9,324,356


*    Based on net assets as of 6/30/98.

(a)  Net of fees waived by adviser.

(b) Advisory fee based on an annual rate of .60% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of .30% of the total combined average net assets for the twelve months ended June 30, 1998.

(d) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(e)  Expenses are based on one fund.

(f)  Custodian fees are based on monthly fixed fees and on average net assets.

(g)  Actual fee per year.


See notes to pro-forma combined financial statements.


4



NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS                                ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance World Income Trust by Alliance Multi-Market Strategy Trust ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance World Income Trust for shares of Alliance Multi-Market Strategy Trust.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the reorganization.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.

5

ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ALLIANCE MULTI-MARKET
STRATEGY TRUST

PRO-FORMA COMBINED FINANCIAL STATEMENTS
JUNE 30, 1998





PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-1.5%
DEBT OBLIGATIONS-1.5%
Deutsche Bank AG 6.00%, 7/05/00          AU$      8,000     $  4,993,313
State Bank of South Wales
  8.63%, 8/20/01                                  6,000        4,015,011
Total Australian Securities
  (cost $10,461,572)                                           9,008,324

DENMARK-8.7%
GOVERNMENT OBLIGATION-8.7%
Kingdom of Denmark
  9.00%, 11/15/00
  (cost $51,317,662)                     DKK    308,000       49,419,983

FRANCE-4.0%
GOVERNMENT OBLIGATION-4.0%
Government of France
  7.75%, 4/12/00
  (cost $22,892,074)                     FRF    128,000       22,521,559

GERMANY-17.1%
DEBT OBLIGATIONS-9.7%
Bayerische Landesbank
  6.00%, 10/15/98                        US$     20,000       20,007,600
Bayerische Landesbank
Girozentrale
  5.75%, 2/28/01                                  5,000        4,991,765
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01                         DEM      7,400        4,207,694
Bremer Landesbank
  6.38%, 12/29/99                        US$     19,500       19,591,065
Deutsche Hypothekenbank
  5.75%, 10/02/01                        DEM     10,000        5,766,510
                                                            -------------
                                                              54,564,634

GOVERNMENT OBLIGATIONS-7.4%
Government of Germany
  8.00%, 7/22/02                                  8,500        5,347,128
  5.75%, 8/22/00                                 64,000       36,710,399
                                                            -------------
                                                              42,057,527
Total German Securities
  (cost $99,077,645)                                          96,622,161

ITALY-11.7%
GOVERNMENT OBLIGATIONS-11.7%
Republic of Italy
  6.00%, 2/15/00                         ITL 99,400,000       57,326,535
  6.25%, 5/15/02                             14,400,000        8,574,841
Total Italian Securities
  (cost $64,719,459)                                          65,901,376

MEXICO-6.1%
GOVERNMENT OBLIGATIONS-6.1%
Mexican Treasury Bills
  17.325%, 3/11/99 (a)                   MXP    116,630       11,130,754
  17.95%, 6/03/99 (a)                            77,930        7,068,804
  20.05%, 9/24/98 (a)                            48,506        5,131,272
  23.30%, 1/14/99 (a)                           113,113       11,172,853
Total Mexican Securities
  (cost $37,460,584)                                          34,503,683

NETHERLANDS-2.3%
DEBT OBLIGATION-2.3%
Arkaig Finance FRN
  5.66%, 3/19/99
  (cost $12,999,488)                     US$     13,000       12,998,700

NEW ZEALAND-5.9%
DEBT OBLIGATION-3.6%
International Bank for
  Reconstruction & Development
  7.00%, 9/18/00                         NZ$     39,600       20,348,287

GOVERNMENT OBLIGATION-2.3%
Government of New Zealand
  6.50%, 2/15/00                                 25,060       12,903,051
Total New Zealand Securities
  (cost $41,173,298)                                          33,251,338

NORWAY-5.2%
GOVERNMENT OBLIGATIONS-5.2%
Kingdom of Norway
  9.00%, 1/31/99                         NOK    180,000       24,031,616
  7.00%, 5/31/01                                 38,000        5,177,772
Total Norwegian Securities
  (cost $35,467,017)                                          29,209,388


1



PORTFOLIO OF INVESTMENTS
PRO-FORMA COMBINED                       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
(CONTINUED)                                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
POLAND-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)
  (cost $29,935,998)                     PLN    107,600      $29,320,769

SPAIN-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of Spain
  6.75%, 4/15/00
  (cost $25,260,748)                     ESP  3,705,000       25,241,892

SWEDEN-6.7%
GOVERNMENT OBLIGATIONS-6.7%
Kingdom of Sweden
  5.50%, 4/12/02                         SEK     40,000        5,186,178
  10.25%, 5/05/00                               198,000       27,403,057
  10.25%, 5/05/03                                34,000        5,286,147
Total Swedish Securities
  (cost $39,493,518)                                          37,875,382

UNITED STATES-19.9%
DEBT OBLIGATIONS-3.4%
Federal Business Development Bank
  6.38%, 5/21/99                                 15,000       15,058,755
Morgan Guaranty Trust Co.
  6.38%, 3/26/01                                  4,000        4,046,492
                                                            -------------
                                                              19,105,247

GOVERNMENT AGENCY OBLIGATIONS-4.0%
FNMA Global
  7.00%, 9/26/00                         NZ$     36,000       18,568,502
  7.25%, 6/20/02                         US$      7,850        4,033,688
                                                            -------------
                                                              22,602,190

GOVERNMENT OBLIGATION-1.0%
U.S. Treasury Note
  6.50%, 5/31/02                                  5,500        5,683,904

TIME DEPOSITS-11.5%
Dresdner Bank
  5.75%, 7/01/98                                 14,500       14,500,000
Republic National Bank
  5.50%, 7/01/98                                 14,600       14,600,000
Toronto Dominion
  5.88%, 7/01/98                                 21,400       21,400,000
Wachovia National Bank
  5.70%, 7/01/98                                 14,600       14,600,000
                                                            -------------
                                                              65,100,000

Total United States Securities
  (cost $117,926,550)                                        112,491,341

TOTAL INVESTMENTS-98.8%
  (cost $588,185,613)                                        558,365,896
Other assets less liabilities-1.2%                             6,498,040

NET ASSETS-100%                                             $564,863,936


(a)  Annualized yield to maturity at purchase date.

     Glossary of Terms:
     FNMA - Federal National Mortgage Association.
     FRN  - Floating Rate Note.

See notes to pro-forma combined financial statements.


2



STATEMENT OF ASSETS AND LIABILITIES      ALLIANCE SHORT-TERM MULTI-MARKET TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                   ALLIANCE       ALLIANCE
                                                  SHORT-TERM    MULTI-MARKET                      PRO-FORMA
                                           MULTI-MARKET TRUST  STRATEGY TRUST     ADJUSTMENTS      COMBINED
                                               --------------  --------------  --------------  --------------
ASSETS
  Investments in securities, at value           $452,353,433    $106,012,463    $         -0-   $558,365,896
  Cash, at value                                      31,809          17,237              -0-         49,046
  Receivable for investment securities sold       64,810,029       6,901,078              -0-     71,711,107
  Interest receivable                              8,990,612       2,224,962              -0-     11,215,574
  Receivable for capital stock                        79,696          10,901              -0-         90,597
  Prepaid expenses                                    15,119           3,796              -0-         18,915
  Total assets                                   526,280,698     115,170,437              -0-    641,451,135

LIABILITIES
  Payable for investment securities purchased     58,300,000       6,800,000              -0-     65,100,000
  Payable for capital stock redeemed               6,771,127         182,006              -0-      6,953,133
  Unrealized appreciation (depreciation)
    of forward currency contracts                  2,530,068         (81,790)             -0-      2,448,278
  Dividend payable                                 1,007,650         294,664              -0-      1,302,314
  Advisory fee payable                               211,177          54,144              -0-        265,321
  Distribution fee payable                           135,162          31,993              -0-        167,155
  Accrued expenses and other liabilities             148,212         202,786              -0-        350,998
  Total liabilities                               69,103,396       7,483,803              -0-     76,587,199

NET ASSETS                                      $457,177,302    $107,686,634    $         -0-   $564,863,936


See notes to pro-forma combined financial statements.


3



STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED JUNE 30, 1998        ALLIANCE SHORT-TERM MULTI-MARKET TRUST
(UNAUDITED)                                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                  ALLIANCE        ALLIANCE
                                                 SHORT-TERM     MULTI-MARKET                       PRO-FORMA
                                           MULTI-MARKET TRUST  STRATEGY TRUST     ADJUSTMENTS      COMBINED*
                                               --------------  --------------  --------------  ----------------
INVESTMENT INCOME
  Interest                                      $ 40,200,475    $  9,819,945    $         -0-   $ 50,020,420

EXPENSES
  Advisory fee                                     2,824,665         733,382         256,552       3,814,599(a)
  Distribution fee - Class A                       1,299,772         288,364              -0-      1,588,136(b)
  Distribution fee - Class B                         745,656         250,630              -0-        996,286(c)
  Distribution fee - Class C                          57,196          10,393              -0-         67,589(c)
  Transfer agency                                  1,297,747         338,297         (44,044)      1,592,000(d)
  Custodian                                          447,880         200,433           2,087         650,400(e)
  Printing                                           174,263          49,156         (65,419)        158,000(d)
  Administrative fee                                 161,649         128,580        (166,229)        124,000(f)
  Audit and legal                                    140,500          92,657        (134,157)         99,000(d)
  Registration                                        59,160          42,631         (46,791)         55,000(d)
  Directors fees                                      25,180          23,706         (18,886)         30,000(d)
  Miscellaneous                                       46,427          20,558         (48,985)         18,000(d)
  Total expenses                                   7,280,095       2,178,787        (265,872)      9,193,010
  Net investment income                           32,920,380       7,641,158         265,872      40,827,410

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURENCY TRANSACTIONS
  Net realized loss on investment transactions    (3,286,850)       (417,840)             -0-     (3,704,690)
  Net realized gain on foreign currency
    transactions                                   7,579,072       4,813,871              -0-     12,392,943
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                    483,584      (1,358,610)             -0-       (875,026)
      Foreign currency                            (9,749,966)     (2,647,824)             -0-    (12,397,790)
  Net gain (loss) on investments and
    foreign currency transactions                 (4,974,160)        389,597              -0-     (4,584,563)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                 $ 27,946,220      $8,030,755    $    265,872    $ 36,242,847


*    Based on net assets as of 6/30/98.

(a) Advisory fee based on an annual rate of .60% of the total combined average net assets for the twelve months ended June 30, 1998.

(b) Distribution fee based on an annual rate of .30% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(d)  Expenses are based on one fund.

(e)  Custodian fees are based on monthly fixed fees and on average net assets.

(f)  Actual fee per year.

See notes to pro-forma combined financial statements.


4



NOTES TO PRO-FORMA COMBINED
FINANCIAL STATEMENTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Short-Term Multi-Market Trust by Alliance Multi-Market Strategy Trust ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance Short-Term Multi-Market Trust for shares of Alliance Multi-Market Strategy Trust.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the reorganization.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.

5

ALLIANCE SHORT-TERM MULTI-MARKET TRUST
ALLIANCE WORLD INCOME TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST



PRO-FORMA COMBINED FINANCIAL STATEMENTS

JUNE 30, 1998




PORTFOLIO OF INVESTMENTS                 ALLIANCE SHORT-TERM MULTI-MARKET TRUST
PRO-FORMA COMBINED                                  ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-1.5%
DEBT OBLIGATIONS-1.5%
Deutsche Bank AG
  6.00%, 7/5/00                          AU$      8,000     $  4,993,313
State Bank of South Wales
  8.63%, 8/20/01                                  6,000        4,015,011
Total Australian Securities
  (cost $10,461,572)                                           9,008,324

DENMARK-8.5%
GOVERNMENT OBLIGATION-8.5%
Kingdom of Denmark
  9.00%, 11/15/00
  (cost $51,317,662)                     DKK    308,000       49,419,983

FRANCE-3.9%
GOVERNMENTOBLIGATION-3.9%
Government of France
  7.75%, 4/12/00
  (cost $22,892,074)                     FRF    128,000       22,521,559

GERMANY-16.6%
DEBT OBLIGATIONS-9.4%
Bayerische Landesbank
  6.00%, 10/15/98                        US$     20,000       20,007,600
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01                                  5,000        4,991,765
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01                         DEM      7,400        4,207,694
Bremer Landesbank
  6.38%, 12/29/99                        US$     19,500       19,591,065
Deutsche Hypothekenbank
  5.75%, 10/02/01                        DEM     10,000        5,766,510
                                                           -------------
                                                              54,564,634

GOVERNMENT OBLIGATIONS-7.2%
Government of Germany
  8.00%, 7/22/02                                  8,500        5,347,128
  5.75%, 8/22/00                                 64,000       36,710,399
                                                            -------------
                                                              42,057,527

Total German Securities
  (cost $99,077,645)                                          96,622,161

ITALY-11.3%
GOVERNMENT OBLIGATIONS-11.3%
Republic of Italy
  6.00%, 2/15/00                         ITL 99,400,000       57,326,535
  6.25%, 5/15/02                             14,400,000        8,574,841
Total Italian Securities
  (cost $64,719,459)                                          65,901,376

MEXICO-6.1%
GOVERNMENT OBLIGATIONS-6.1%
Mexican Treasury Bills
  17.325%, 3/11/99 (a)                   MXP    116,630       11,130,754
  17.95%, 6/03/99 (a)                            89,121        8,083,839
  20.05%, 9/24/98 (a)                            48,506        5,131,272
  23.30%, 1/14/99 (a)                           113,113       11,172,853
Total Mexican Securities
  (cost $38,510,488)                                          35,518,718

NETHERLANDS-2.2%
DEBT OBLIGATION-2.2%
Arkaig Finance FRN
  5.66%, 3/19/99
  (cost $12,999,488)                     US$     13,000       12,998,700

NEW ZEALAND-5.7%
DEBT OBLIGATION-3.5%
International Bank for
  Reconstruction & Development
  7.00%, 9/18/00                         NZ$     39,600       20,348,287

GOVERNMENTOBLIGATION-2.2%
Government of NewZealand
  6.50%, 2/15/00                                 25,060       12,903,051
Total New Zealand Securities
  (cost $41,173,298)                                          33,251,338

NORWAY-5.0%
GOVERNMENT OBLIGATIONS-5.0%
Kingdom of Norway
  9.00%, 1/31/99                         NOK    180,000       24,031,616
  7.00%, 5/31/01                                 38,000        5,177,772
Total Norwegian Securities
  (cost $35,467,017)                                          29,209,388


1



PORTFOLIO OF INVESTMENTS                 ALLIANCE SHORT-TERM MULTI-MARKET TRUST
PRO-FORMA COMBINED                                  ALLIANCE WORLD INCOME TRUST
(CONTINUED)                                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
POLAND-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)
  (cost $30,770,645)                     PLN    110,600     $ 30,138,263

SPAIN-4.3%
GOVERNMENT OBLIGATION-4.3%
Government of Spain
  6.75%, 4/15/00
  (cost $25,260,748)                     ESP  3,705,000       25,241,892

SWEDEN-6.5%
GOVERNMENT OBLIGATIONS-6.5%
Kingdom of Sweden
  5.50%, 4/12/02                         SEK     40,000        5,186,178
  10.25%, 5/05/00                               198,000       27,403,057
  10.25%, 5/05/03                                34,000        5,286,147
Total Swedish Securities
  (cost $39,493,518)                                          37,875,382

UNITED STATES-22.1%
CERTIFICATES OF DEPOSIT-0.8%
Deutsche Bank AG
  5.75%, 7/29/98                         US$      1,500        1,500,000
Morgan Guaranty Trust Co.
  5.87%, 8/06/98                                  1,500        1,501,034
Westdeutsche Landesbank
  5.72%, 8/26/98                                  1,500        1,500,000
                                                            -------------
                                                               4,501,034

DEBT OBLIGATIONS-3.3%
Federal Business Development Bank
  6.38%, 5/21/99                         US$     15,000       15,058,755
Morgan Guaranty Trust Co.
  6.38%, 3/26/01                                  4,000        4,046,492
                                                            -------------
                                                              19,105,247

GOVERNMENT AGENCY OBLIGATIONS-3.9%
FNMA Global
  7.00%, 9/26/00                         NZ$     36,000       18,568,502
  7.25%, 6/20/02                                  7,850        4,033,688
                                                            -------------
                                                              22,602,190

GOVERNMENT OBLIGATION-1.0%
U.S. Treasury Note
  6.50%, 5/31/02                         US$      5,500        5,683,904

TIME DEPOSITS-13.1%
Dresdner Bank
  5.75%, 7/01/98                                 26,000       26,000,000
Republic National Bank
  5.50%, 7/01/98                                 14,600       14,600,000
Toronto Dominion
  5.88%, 7/01/98                                 21,400       21,400,000
Wachovia National Bank
  5.70%, 7/01/98                                 14,600       14,600,000
                                                            -------------
                                                              76,600,000

Total United States Securities
  (cost $133,927,584)                                        128,492,375

TOTAL INVESTMENTS-98.9%
  (cost $606,071,198)                                        576,199,459
Other assets less liabilities-1.1%                             6,501,495

NET ASSETS-100%                                             $582,700,954


(a)  Annualized yield to maturity at purchase date.

     Glossary of Terms:
     FNMA - Federal National Mortgage Association.
     FRN  - Floating Rate Note.

See notes to pro-forma combined financial statements.


2



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
STATEMENT OF ASSETS AND LIABILITIES                 ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                                   ALLIANCE        ALLIANCE
                                                    ALLIANCE      SHORT-TERM     MULTI-MARKET
                                                  WORLD INCOME   MULTI-MARKET      STRATEGY                     PRO-FORMA
                                                      TRUST          TRUST           TRUST      ADJUSTMENTS     COMBINED
                                                  -------------  -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value             $ 17,833,563   $452,353,433   $106,012,463   $         -0-  $576,199,459
  Cash, at value                                        35,182         31,809         17,237             -0-        84,228
  Receivable for investment securities sold         11,501,757     64,810,029      6,901,078             -0-    83,212,864
  Interest receivable                                  200,592      8,990,612      2,224,962             -0-    11,416,166
  Receivable for capital stock                              10         79,696         10,901             -0-        90,607
  Prepaid expenses                                          -0-        15,119          3,796             -0-        18,915
  Total assets                                      29,571,104    526,280,698    115,170,437             -0-   671,022,239

LIABILITIES
  Payable for investment securities purchased       11,500,000     58,300,000      6,800,000             -0-    76,600,000
  Payable for capital stock redeemed                    43,520      6,771,127        182,006             -0-     6,996,653
  Unrealized appreciation (depreciation)
    of currency contracts                                 (490)     2,530,068        (81,790)            -0-     2,447,788
  Dividend payable                                      24,087      1,007,650        294,664             -0-     1,326,401
  Advisory fee payable                                   7,613        211,177         54,144             -0-       272,934
  Distribution fee payable                               9,486        135,162         31,993             -0-       176,641
  Accrued expenses and other liabilities               149,870        148,212        202,786             -0-       500,868
  Total liabilities                                 11,734,086     69,103,396      7,483,803             -0-    88,321,285

NET ASSETS                                        $ 17,837,018   $457,177,302   $107,686,634   $         -0-  $582,700,954


See notes to pro-forma combined financial statements.


3



STATEMENT OF OPERATIONS                  ALLIANCE SHORT-TERM MULTI-MARKET TRUST
TWELVE MONTHS ENDED JUNE 30, 1998                   ALLIANCE WORLD INCOME TRUST
(UNAUDITED)                                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                                     ALLIANCE        ALLIANCE
                                                     ALLIANCE       SHORT-TERM     MULTI-MARKET
                                                   WORLD INCOME    MULTI-MARKET      STRATEGY                      PRO-FORMA
                                                       TRUST           TRUST           TRUST      ADJUSTMENTS      COMBINED*
                                                  ---------------  -------------  -------------  -------------  ---------------
INVESTMENT INCOME
  Interest                                        $  1,824,997     $ 40,200,475   $  9,819,945   $         -0-  $ 51,845,417

EXPENSES
  Advisory fee                                         128,695(a)     2,824,665        733,382        285,446      3,972,188(b)
  Distribution fee - Class A                                -0-       1,299,772        288,364             -0-     1,588,136(c)
  Distribution fee - Class B                                -0-         745,656        250,630             -0-       996,286(d)
  Distribution fee - Class C                           178,600(a)        57,196         10,393         84,047        330,236(d)
  Transfer agency                                       37,223        1,297,747        338,297        (41,267)     1,632,000(e)
  Custodian                                            116,687          447,880        200,433       (114,600)       650,400(g)
  Printing                                              17,768          174,263         49,156        (76,187)       165,000(e)
  Administrative fee                                   112,174          161,649        128,580       (278,403)       124,000(f)
  Audit and legal                                       89,981          140,500         92,657       (224,138)        99,000(e)
  Registration                                          14,709           59,160         42,631        (61,500)        55,000(e)
  Directors fees                                        20,886           25,180         23,706        (39,772)        30,000(e)
  Miscellaneous                                          1,784           46,427         20,558        (50,769)        18,000(e)
  Total expenses                                       718,507        7,280,095      2,178,787       (517,143)     9,660,246
  Net investment income                              1,106,490       32,920,380      7,641,158        517,143     42,185,171

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments transactions         (6,382)      (3,286,850)      (417,840)            -0-    (3,711,072)
  Net realized gain on foreign currency
    transactions                                        55,948        7,579,072      4,813,871             -0-    12,448,891
  Net change in unrealized appreciation
    (depreciation) of:
      Investments                                          187          483,584     (1,358,610)            -0-      (874,839)
      Foreign currency                                (121,968)      (9,749,966)    (2,647,824)            -0-   (12,519,758)
  Net gain (loss) on investments and foreign
    currency transactions                              (72,215)      (4,974,160)       389,597             -0-    (4,656,778)

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                   $  1,034,275     $ 27,946,220   $  8,030,755   $    517,143   $ 37,528,393


*    Based on net assets as of 6/30/98.

(a)  Net of fees waived by adviser.

(b) Advisory fee based on an annual rate of .60% of the total combined average net assets for the twelve months ended June 30, 1998.

(c) Distribution fee based on an annual rate of .30% of the total combined average net assets for the twelve months ended June 30, 1998.

(d) Distribution fee based on an annual rate of 1.00% of the total combined average net assets for the twelve months ended June 30, 1998.

(e)  Expenses are based on one fund.

(f)  Actual fee per year.

(g)  Custodian fees are based on monthly fixed fees and on average net assets.

See notes to pro-forma combined financial statements.


4



NOTES TO PRO-FORMA COMBINED              ALLIANCE SHORT-TERM MULTI-MARKET TRUST
FINANCIAL STATEMENTS                                ALLIANCE WORLD INCOME TRUST
JUNE 30, 1998 (UNAUDITED)                  ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: GENERAL
The Pro-Forma Financial Statements give effect to the proposed acquisition of the assets of Alliance Short-Term Multi-Market Trust and Alliance World Income Trust by Alliance Multi-Market Strategy Trust ("the Fund") pursuant to a plan of reorganization. The acquisition would be accomplished by a tax-free exchange of the assets of Alliance Short-Term Multi-Market Trust and Alliance World Income Trust for shares of Alliance Multi-Market Strategy Trust.

The Pro-Forma Statements of Investments, of Assets and Liabilities and of Operations should be read in conjunction with the historical financial statements of the Fund, included in the Statement of Additional Information. The Pro-Forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the reorganization.


NOTE B: SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

1. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

2. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

3. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 1998, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.


5

           ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

                             PART C


Item 15.  Indemnification.
__________________________

    Incorporated by reference to Item 27 of Post Effective
Amendment No. 19 to Registrant's Registration Statement on Form
N-1A (File Nos. 33-39350 and 811-06251), filed February 27, 1998.

Item 16.  Exhibits.
___________________

(1)(a)   Articles of             Incorporated by reference to
         Amendment and           Exhibit 1(a) to Post-Effective
         Restatement of          Amendment No. 18 to Registrant's
         Incorporation of        Registration Statement on Form
         the Registrant          N-1A, (File Nos. 33-39350 and
                                 811-06251) (the "Registrant's
                                 Form N-1A"), filed October 31,
                                 1997.

(1)(b)   Articles                Filed herewith.
         Supplementary dated
         April 29, 1993

(1)(c)   Articles of             Filed herewith.
         Transfer dated May 5,
         1995

(1)(d)   Certificate of          Filed herewith.
         Correction of Articles
         of Transfer dated
         May 15, 1995

(2)      By-Laws                 Incorporated by reference to
                                 Exhibit 2 to Post-Effective
                                 Amendment No. 18 to the
                                 Registrant's Form N-1A filed
                                 October 31, 1997.

(3)      Not applicable

(4)(a)   Plan of                 Filed herewith as Exhibit A to
         Reorganization and      Part A.
         Liquidation relating
         to Alliance Short-Term
         Multi-Market Trust,
         Inc.


(4)(b)   Plan of                 Filed herewith.
         Reorganization and
         Liquidation relating
         to Alliance World
         Income Trust, Inc.


(6)      Investment Advisory     Incorporated by reference to
         Agreement between the   Exhibit 5 to Post-Effective
         Alliance Capital        Amendment No. 18 to the
         Management L.P.         Registrant's Form N-1A, filed
                                 October 31, 1997.

(7)(a)   Distribution Services   Incorporated by reference to
         Agreement between the   Exhibit 6(a) to Post-Effective
         Registrant and          Amendment No. 18 to the
         Alliance Fund           Registrant's Form N-1A, filed
         Distributors, Inc.      October 31, 1997.
         ("AFD")

         Amendment to            Incorporated by reference to
         Distribution Services   Exhibit 6(a) to Post-Effective
         Agreement between the   Amendment No. 15 to the
         Registrant and          Registrant's Form N-1A, filed
         AFD                     October 31, 1996.


(7)(b)   Form of Selected        Incorporated by reference to
         Dealer Agreement        Exhibit 6(c) to Post-Effective
         between AFD and         Amendment No. 18 to the
         selected dealers        Registrant's Form N-1A filed
         offering shares of      October 31, 1997.
         the Registrant

(7)(c)   Form of Selected        Incorporated by reference to
         Agent Agreement         Exhibit 6(d) to Post-Effective
         between AFD and         Amendment No. 18 to the
         selected agents         Registrant's Form N-1A filed
         making available        October 31, 1997.
         shares of the
         Registrant

(8)      Not applicable

(9)(a)   Custodian Contract      Incorporated by reference to
         between the             Exhibit 8 to Post-Effective
         Registrant and          Amendment No. 18 to the
         Brown Brothers          Registrant's Form N-1A, filed
         Harriman & Co.          October 31 1997.

(10)     Rule 12b-1 Plan         See 7(a) above.

         Amended and Restated    Incorporated by reference to
         Rule 18f-3 Plan         Exhibit 18 to Post-Effective
                                 Amendment No. 15 to Registrant's
                                 Form N-1A, filed on October 31,
                                 1996.

(11)(a)  Opinion of Seward &     Filed herewith.
         Kissel as to the
         legality of the
         securities being
         registered

(11)(b)  Opinion of Venable,     Filed herewith.
         Baetjer and Howard,
         LLP as to the
         legality of the
         securities being
         registered

(12)     Opinions of Seward &    To be filed by means of a
         Kissel as to tax        Post-Effective Amendment
         consequences            hereto.

(13)     Transfer Agency         Incorporated by reference to
         Agreement between       Exhibit 9 to Post-Effective
         the Registrant and      Amendment No. 19 to the
         Alliance Fund           Registrant's Form N-1A, filed
         Services, Inc.          February 27, 1998.

(14)     Consent of Ernst        Filed herewith.
         & Young LLP,
         independent auditors
         for Multi-Market
         Strategy, World
         Income and Short-Term
         Multi-Market

(15)     Not applicable

(16)     Powers of Attorney      Filed herewith.

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (17
     CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a copy of each tax opinion required to be filed as an exhibit to the Registration Statement by Item 16(12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the Registration
     Statement.

                           SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City and State of New York, on the 27th day of July, 1998.
                           ALLIANCE MULTI-MARKET STRATEGY
                             TRUST, INC.


                           By:  /s/ John D. Carifa
                                ______________________
                                John D. Carifa
                                Chairman and President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

   Signature                 Title                 Date
   _________                 _____                 ____

1) Principal
   Executive Officer
                             Chairman          July 27, 1998
   /s/ John D. Carifa        and President
   ____________________
   John D. Carifa

2) Principal Financial
   and Accounting Officer

   /s/ Mark D. Gersten       Treasurer         July 27, 1998
   ____________________
   Mark D. Gersten

3) Directors

   Ruth Block
   John D. Carifa
   David H. Dievler
   John H. Dobkin
   William H. Foulk, Jr.
   James M. Hester
   Clifford L. Michel
   Donald J. Robinson

   /s/ Edmund P. Bergan, Jr.                        July 27, 1998
   _________________________
   By: Edmund P. Bergan, Jr.
       (Attorney-in-fact)

                     INDEX TO EXHIBITS

EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT

(1)(b)                            Articles of Supplementary,
                                  dated April 29, 1993

(1)(c)                            Articles of Transfer,
                                  dated May 5, 1995

(1)(d)                            Certificate of Correction
                                  of Articles of Transfer,
                                  dated May 15, 1995

(4)(b)                            Plan of Reorganization and
                                  Liquidation relating to
                                  Alliance World Income
                                  Trust, Inc.

(11)(a)                           Opinion of Seward & Kissel
                                  as to the legality of the
                                  securities being
                                  registered

(11)(b)                           Opinion of Venable,
                                  Baetjer and Howard, LLP as
                                  to the legality of the
                                  securities being
                                  registered

(14)                              Consent of Ernst & Young
                                  LLP, independent auditors
                                  for Multi-Market Strategy,
                                  World Income and Short-
                                  Term Multi-Market

(16)                              Powers of Attorney
















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